Filed Pursuant to Rule 497
Securities Act File No. 333-204933

PROSPECTUS SUPPLEMENT

(to Prospectus dated April 26, 2017)

$65,000,000

TriplePoint Venture Growth BDC Corp.

5.75% Notes due 2022

TriplePoint Venture Growth BDC Corp. is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” We elected to be treated, and intend to qualify annually thereafter, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes, beginning with our taxable year ended December 31, 2014. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform. We refer to TriplePoint Capital LLC as “TPC” or “TriplePoint Capital.” Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors.

Our investment activities are managed by TPVG Advisers LLC, or our “Adviser,” which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of TPC.

We are offering $65,000,000 in aggregate principal amount of our 5.75% notes due 2022, which we refer to as the “Notes.” The Notes will mature on July 15, 2022. We will pay interest on the Notes on January 15, April 15, July 15 and October 15 of each year, beginning October 15, 2017. We may redeem the Notes in whole or in part at any time or from time to time on or after July 15, 2019, at the redemption price of par, plus accrued interest, as discussed under the caption “Specific Terms of the Notes and the Offering—Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 6.75% fixed-rate notes due 2020 (the “2020 Notes”). Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and financing vehicles, including under our revolving credit facility, since the Notes are obligations exclusively of TriplePoint Venture Growth BDC Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

As of the offering date of the Notes, the Notes will rank pari passu with, which means equal to, approximately $54.6 million principal amount of our 2020 Notes, plus accrued interest. The Notes will also rank pari passu with, which means equal to, our general liabilities. In total, these general liabilities were approximately $16.2 million (which does not include an $80.0 million liability for U.S. Treasury bills which were subsequently sold on April 4, 2017) as of March 31, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

We intend to list the Notes on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “TPVY.” The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in the Notes. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations, or by calling us collect at (650) 854-2090 or on our website at http://www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider that information to be part of this supplement or the accompanying prospectus.

We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

Investing in the Notes involves a high degree of risk. Before buying any Notes, you should read the discussion of the material risks of investing in the Notes in “Supplementary Risk Factors” on page  S-21 of this prospectus supplement and our securities in “Risk Factors” on page 19 of the accompanying prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price	$25.00	$65,000,000
Underwriting Discount (Sales Load and Commissions)	$0.75	$1,950,000
Proceeds to the Company (before expenses)(1)	$24.25	$63,050,000

(1)	We estimate that we will incur offering expenses of approximately $250,000 in connection with this offering. See “Underwriting” for additional information regarding underwriter compensation.

The underwriters may also purchase up to an additional $9,750,000 total aggregate principal amount of Notes offered hereby, to cover overallotments, if any, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $74,750,000, the total underwriting discount (sales load) paid by us will be $2,242,500 and total proceeds, before expenses, will be $72,507,500.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company , or “DTC”, will be made on or about July 14, 2017.

Book-Running Managers

Keefe, Bruyette & Woods A Stifel Company	Morgan Stanley	Deutsche Bank Securities

Co-Lead Managers

BB&T Capital Markets	Janney Montgomery Scott	Compass Point

The date of this prospectus supplement is July 11, 2017

PROSPECTUS SUPPLEMENT

PROSPECTUS

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You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the dates on their respective covers. Our business, financial condition, results of operations, cash flows and prospects may have changed since those dates. We will update these documents to reflect material changes to the extent required by law.

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ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure about the securities which we may offer from time to time, some of which may not apply to the Notes offered by this prospectus supplement. For information about the Notes, see “Summary of the Specific Terms of the Notes and the Offering” and “Description of the Notes” in this prospectus supplement and “Description of Our Debt Securities” in the accompanying prospectus.

To the extent the information contained in this prospectus supplement differs from or adds to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information” and “Supplementary Risk Factors” included in this prospectus supplement and under “Available Information” and “Risk Factors” in the accompanying prospectus before investing in the Notes.

U.S. Bank National Association has not participated in the preparation of this prospectus supplement and assumes no responsibility for its content.

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PROSPECTUS SUPPLEMENT SUMMARY

The following summary contains basic information about the offering of the Notes pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of the Notes pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering. You should carefully read the sections entitled “Supplementary Risk Factors,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and/or Results of Operations,” and our consolidated financial statements included in this prospectus supplement and the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ option to purchase additional Notes.

Except as otherwise indicated in this prospectus supplement, the terms:

•	“we,” “us” and “our” refer to TriplePoint Venture Growth BDC Corp., a Maryland corporation, and its wholly owned subsidiaries;

•	“Adviser” refers to TPVG Advisers LLC, a Delaware limited liability company, our investment adviser and a subsidiary of TPC;

•	“Administrator” refers to TPVG Administrator LLC, a Delaware limited liability company, our administrator and a subsidiary of our Adviser;

•	“TPC” and “TriplePoint Capital” refer to TriplePoint Capital LLC, a Delaware limited liability company; and

•	“Financing Subsidiary” refers to TPVG Variable Funding Company LLC, a Delaware limited liability company and our wholly owned subsidiary.

TriplePoint Venture Growth BDC Corp.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” We have elected to be treated, and intend to qualify annually thereafter, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” for U.S. federal income tax purposes beginning with our taxable year ended December 31, 2014. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, or the “JOBS Act.” For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform and are the primary vehicle through which TriplePoint Capital LLC focuses its venture growth stage business.

We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “Business—Market Opportunity” in the accompanying prospectus. We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we target generally have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies is enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals; (ii) have superior selection processes and access to quality investment opportunities; (iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us.

We originate and invest primarily in loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, or “growth capital loans,” equipment-secured debt financings, or “equipment financings,” and, on a select basis, revolving loans, collectively “secured loans,” together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital-backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

TriplePoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. TPC’s portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, AppNexus, Bloom Energy, Chegg, Etsy, Oncomed, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square, Varonis and Workday. For information regarding TPC, see “Business—TriplePoint Capital, Senior Investment Team, Adviser and Administrator—TriplePoint Capital” in the accompanying prospectus.

TPC utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

•	establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

•

working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

•

developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

•	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

•	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

In February 2014, our Adviser entered into a staffing agreement with TPC, or the “Staffing Agreement,” under which TPC makes its investment and portfolio management and monitoring teams available to our Adviser.

Senior Investment Team

Our Adviser’s senior investment team is led by TPC’s co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner over the long-term. Our Adviser’s co-founders have worked together for more than 17 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 17 years of relevant experience and an extensive network of industry contacts and venture capital relationships. See “Business—TriplePoint Capital, Senior Investment Team, Adviser and Administrator—Senior Investment Team” in the accompanying prospectus.

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” and is a subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013. Pursuant to an investment advisory agreement that we entered into with our Adviser in February 2014, or the “Investment Advisory Agreement,” we pay our Adviser a base management fee and an incentive fee for its services. For information regarding our Adviser, see “Management Agreements—Investment Advisory Agreement” and “Related Party Transactions and Certain Relationships—Investment Advisory Agreement” in the accompanying prospectus.

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. In February 2014, we entered into an administration agreement with our Administrator, or the “Administration Agreement,” under which we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance and financial reporting functions. For information regarding our Administrator, see “Management Agreements—Administration Agreement” and “Related Party Transactions and Certain Relationships—Administration Agreement” in the accompanying prospectus.

Investment Strategy

Overview

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We pursue our investment objective by relying on a core investment philosophy described as the “Four Rs.” The Four Rs stand for:

•	Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs.

•

Reputation—We seek to preserve and extend the strong reputation of TPC’s brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

•

References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from TPC’s select group of leading venture capital investors, borrowers and entrepreneurs is a critical part of our investment origination process and differentiates us from other lenders.

•

Returns—We believe that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

We believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

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financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

•

meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

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support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

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meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

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a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three- to five-year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. For detailed information regarding the characteristics of venture growth stage companies we target, see “Business—Market Opportunity—Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies” in the accompanying prospectus. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser’s senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

Invest with TriplePoint Capital’s Select Group of Leading Venture Capital Investors

We generally expect to (i) benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser’s senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles,

New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these relationships serve as an important source of investment opportunity referrals for us. We work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity.

Focus in Technology, Life Sciences and other High Growth Industries

We generally target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

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Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking, semiconductors, software, software as a service, wireless communications and other technology related subsectors;

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Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

•	Other High Growth Industries—areas of focus vary depending upon our Adviser’s investment strategy.

Our Adviser seeks to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company’s management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser’s senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company’s venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. Our warrant coverage generally ranges from 2% to 10% of the committed loan amount. The warrants we obtain typically include a “cashless exercise” provision to allow us to exercise these rights without any additional cash investment. We also generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns.

Utilize a Disciplined Investment Process

Our Adviser’s senior investment team leverages the more than 25 years of experience and expertise of Mr. Labe, one of TPC’s co-founders, and the track record developed by Messrs. Labe and Srivastava at TPC since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser’s senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies are enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the outlook for the borrower’s industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, determines the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

We believe that the current and near-term market environment is favorable for us to continue to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from TPC’s select group of leading venture capital investors. We and TPC have an established history of investing in companies in which these leading venture capital investors have previously invested.

Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies. We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “Business—Market Opportunity” in the accompanying prospectus.

Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors. By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets; (viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

Large and Growing Market for Debt Financing to Venture Capital-Backed Companies. Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity. According to the National Venture Capital Association, from January 1, 2009 through December 31, 2015, U.S. venture capital firms raised nearly $146 billion. During the same time period, U.S. Venture capital firms invested more than $246 billion of capital, which provides significant debt financing opportunities for us.

Venture Capital Support Helps to Reduce Downside Risk. In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company’s debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale. As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

Highly Fragmented, Underserved Market with High Barriers to Entry. The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

Competitive Strengths

Experienced Senior Investment Team

Our Adviser’s senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser’s co-founders have worked together for more than 17 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 17 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

TPC is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by TPC to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company’s lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We generally expect to benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and typically source investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by TPC’s reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team’s extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

We benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser’s senior investment team. We believe that the Four Rs, TPC’s core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we are highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies enables us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

Our Adviser utilizes a relationship-based lending strategy which primarily targets investment opportunities backed by TPC’s select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which drive greater additional future debt financing opportunities for us. Our Adviser’s senior investment team, with an established history as a creative, flexible and dependable financing partner, works with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Summary Risk Factors

An investment in the Notes is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in the Notes. In addition, see “Supplementary Risk Factors” beginning on page S-21 of this prospectus supplement and “Risk Factors” beginning on page 19 of the accompanying prospectus to read about factors you should consider before deciding to invest in the Notes. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of the accompanying TPC and our Adviser, also see “Related Party Transactions and Certain Relationships—Policies and Procedures for Managing Conflicts; Co-investment Opportunities” in the accompanying prospectus.

•	We may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

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We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

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Our business model depends, in part, upon TPC’s relationships with a select group of leading venture capital investors. Any inability of TPC to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

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Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates is restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

•	We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

•	We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

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Because we use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

•	Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

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Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments, which may impact our net asset value.

•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

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Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

•	If we are unable to manage our growth, our results of operations could suffer.

•	Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

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Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

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Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

•	Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

•	If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

•	Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

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The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have incurred or may incur in the future and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

•	The Notes will be structurally subordinated to the indebtedness and other liabilities of our current and future subsidiaries.

•	The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

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There is no existing trading market for the Notes, and even if the NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.

•	We may choose to redeem the Notes when prevailing interest rates are relatively low.

•	Our amount of debt outstanding may increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

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Until we redeem the 2020 Notes on or after July 15, 2017, we may invest the proceeds from this offering in temporary investments, which are expected to provide a lower net return than we hope to achieve from our target investments.

Distributions

It is our intention to distribute all or substantially all of our taxable income earned over the course of the year; thus, no provision for income tax has been recorded in our consolidated statements of operations through December 31, 2016. For the year ended December 31, 2016, total distributions of $1.44 per share were declared and paid, of which approximately $1.20 of the declared distributions represents a return of capital and the balance represents a distribution of ordinary income. On March 13, 2017, we announced that our Board declared a first quarter 2017 dividend of $0.36 per share payable on April 17, 2017, to stockholders of record on March 31, 2017. On May 9, 2017, we announced that our Board declared a $0.36 per share distribution, payable on June 16, 2017, to stockholders of record on May 31, 2017. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a return of capital will reduce a stockholder’s adjusted tax basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock. For purposes of issuing and publishing the Rule 19a-1 notice required under the 1940 Act, we will calculate both our current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to our stockholders. See also “Price Range of Common Stock and Distributions” in the accompanying prospectus.

Operating and Regulatory Structure

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act and will use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See “Regulation” in the accompanying prospectus. We have long-term liabilities related to our borrowings under the credit facility we entered into in February 2014 with Deutsche Bank (“Credit Facility”), acting as administrative agent and a lender, and KeyBank National Association, EverBank Commercial Finance, Inc. and AloStar Bank of Commerce, as other lenders. For a description of the Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility” in this prospectus supplement.

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code, commencing with our taxable year ended on December 31, 2014. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Corporate Information

Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. We maintain a website located at http://www.tpvg.com. Information on our website is not incorporated into and is not a part of this prospectus supplement or the accompanying prospectus.

Recent Developments

Recent Portfolio Activity

During the second quarter of 2017, the direct origination platform of TPC entered into $143.9 million of non-binding term sheets with venture growth stage companies, all of which are subject to completion of due diligence and definitive documentation and investment committee approval, and are subject to TPC’s allocation policy.

During the second quarter of 2017, we closed $106.0 million in new debt commitments to three venture growth stage companies and funded $56.9 million in debt investments to six companies and $1.0 million in equity investments to one company. We received $22.5 million of debt principal repayments and $27.0 million of debt prepayments from two companies as a result of previously announced acquisitions, $40.0 million of debt prepayments from two companies as a result of closing equity rounds of financing, and $40.0 million of debt prepayments from one company as a result of a refinancing.

From July 1, 2017 through July 10, 2017, we received $1.8 million of debt prepayments from one company.

Borrowings Under the Company’s Credit Facility

As of the end of the second quarter of 2017, we had $60.0 million in outstanding borrowings under our Credit Facility.

As of July 10, 2017, we had no borrowings outstanding under our Credit Facility. However, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes.

SUMMARY OF THE SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section and the “Description of the Notes” section in this prospectus supplement outline the specific legal and financial terms of the Notes. You should read this section and the “Description of the Notes” section in this prospectus supplement together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	TriplePoint Venture Growth BDC Corp.

Title of the securities	5.75% Notes due July 15, 2022.

Initial aggregate principal amount being offered	$65,000,000.

Overallotment option	The underwriters may also purchase from us up to an additional $9,750,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the date of this prospectus supplement.

Initial public offering price	100% of the aggregate principal amount.

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, and Security Registrar for the Notes or at such other office as the Trustee may designate.

Type of Note	Fixed rate note.

Listing	We intend to list the Notes on the New York Stock Exchange, or the “NYSE,” within 30 days of the original issue date under the trading symbol “TPVY.”

Interest rate	5.75% per year.

Day count basis	360-day year of twelve 30-day months.

Original issue date	July 14, 2017.

Stated maturity date	July 15, 2022.

Date interest starts accruing	July 14, 2017.

Interest payment dates	Every January 15, April 15, July 15 and October 15, commencing October 15, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including July 14, 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Record dates for interest	Every January 1, April 1, July 1 and October 1, commencing October 1, 2017.

Specified currency	U.S. Dollars.

Place of payment	New York City and/or such other places that may be specified in the indenture or a notice to holders.

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

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pari passu, or equal in right of payment, with any of our future unsecured indebtedness, including our 2020 Notes, of which $54.6 million in aggregate principal amount was outstanding as of July 10, 2017;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

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effectively subordinated to all of our future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness;

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structurally subordinated to all of our existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities we may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities, including, without limitation, borrowings under our Credit Facility, under which we had no borrowings as of July 10, 2017 (however, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes). See “Use of Proceeds.”

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in New York City or another specified place of repayment are authorized or required by law or executive order to close.

Optional redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after July 15, 2019, upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus all accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, and the rules, regulations, and interpretations promulgated thereunder, to the extent applicable.

If we redeem only some of the Notes, the Trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes, the rules of any national securities exchange or quotation system on which the Notes are listed, and the 1940 Act and the rules, regulations and interpretations promulgated thereunder, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance	The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes.

Covenant defeasance	The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or “DTC,” or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, and Security Registrar	U.S. Bank National Association.

Other covenants	In addition to the covenants described in this prospectus supplement and the accompanying prospectus, the following covenants shall apply to the Notes:

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We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors—Risks Relating to the Notes—Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

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We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below. These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering. However, if Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Code. Furthermore, the covenant will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months.

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” to file any periodic reports with the SEC, we agree to furnish to the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or “GAAP.”

Events of default	You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of (or premium, if any, on) any Note on its due date.

•	We do not pay interest on any Note when due, and such default is not cured within 30 days of its due date.

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We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the Notes.

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We file for bankruptcy, or certain other events of bankruptcy, insolvency, or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of 24 consecutive calendar months, the Notes have an asset coverage of less than 100%, after giving effect to any exemptive relief granted to us by the SEC.

Further issuances	We have the ability to issue additional debt securities under the indenture governing the Notes with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Use of proceeds	We estimate that the net proceeds we will receive from the sale of the $65,000,000 aggregate principal amount of Notes in this offering will be approximately $62,800,000 (or approximately $72,257,500 if the underwriters fully exercise their over-allotment option), in each case assuming a public offering price of 100% of par, after deducting the underwriting discount of $1,950,000 (or approximately $2,242,500 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $250,000 payable by us.

We intend to use the net proceeds from this offering to redeem all of the outstanding 2020 Notes. As of July 10, 2017, we had outstanding 2020 Notes with an aggregate principal amount of approximately $54.6 million plus accrued interest. If there are any remaining net proceeds after redeeming the 2020 Notes, we will use such remaining net proceeds to repay borrowings under our Credit Facility. As of July 10, 2017, we had no borrowings outstanding under our Credit Facility. However, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes. Borrowings under the Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the Credit Facility’s revolving period. Deutsche Bank AG, New York Branch, an affiliate of one of our underwriters in this offering, is a lender and the administrative agent under our Credit Facility and will receive its pro rata share of the net proceeds of this offering that are used to repay borrowings under our Credit Facility. See “Underwriting” in this prospectus supplement.

We will invest the remaining net proceeds, if any, primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. See “Regulation—Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth selected quarterly financial data for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter. This data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	For the Three Months Ended March 31, 2017
Total investment and other income	$14,304
Net investment income	$7,919
Net realized losses	$(1,681)
Net unrealized losses	$(2,461)
Net in net assets resulting from operations	$3,777
Basic and diluted net investment income per share	$0.50
Basic and diluted net increase (decrease) in net assets per share	$0.24
Net asset value per common share at period end	$13.38

Selected Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment and other income	$11,079	$9,405	$12,502	$10,649
Net investment income	$6,728	$4,958	$6,495	$4,830
Net realized gains (losses)	$(651)	$(21,336)	$1,081	$188
Net unrealized gains (losses)	$(13,334)	$16,381	$3,859	$1,927
Net increase (decrease) in net assets resulting from operations	$(7,257)	$3	$11,435	$6,945
Basic and diluted net investment income per share	$0.41	$0.30	$0.40	$0.30
Basic and diluted net increase (decrease) in net assets per share	$(0.45)	*	$0.71	$0.44
Net asset value per common share at period end	$13.40	$13.05	$13.44	$13.51

*	Less than $0.005

	For the Three Months Ended
Selected Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment and other income	$9,808	$11,606	$9,245	$11,427
Net investment income	$4,945	$6,295	$4,671	$6,048
Net realized losses	$(317)	$—	$—	$—
Net unrealized (losses) gains	$(1,889)	$753	$1,044	$(6,029)
Net increase in net assets resulting from operations	$2,739	$7,048	$5,715	$19
Basic and diluted net investment income per share	$0.48	$0.38	$0.28	$0.36
Basic and diluted net increase in net assets per share	$0.27	$0.43	$0.34	$0.00
Net asset value per common share at period end	$14.48	$14.54	$14.52	$14.21

SUPPLEMENTARY RISK FACTORS

Investing in the Notes involves a number of significant risks. Before you invest in the Notes, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in the Notes. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected, and consequently, our ability to repay principal and pay interest on the Notes could be materially affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure, or trading markets similar to ours.

Risks Relating to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have incurred or may incur in the future and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of any of our current subsidiaries or any subsidiaries that we may form in the future. As a result, the Notes are effectively subordinated to any secured indebtedness we or our current subsidiaries have (or any future subsidiaries may have) outstanding as of the date of this prospectus supplement or that they may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy, or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our current subsidiaries or of any future subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of July 10, 2017, we had no borrowings outstanding under our Credit Facility; however, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes. Any future indebtedness under our Credit Facility will be secured by all of the assets of our Financing Subsidiary and will be structurally senior to the Notes.

As of the offering date of the Notes, the Notes will rank pari passu with, which means equal to, approximately $54.6 million in aggregate principal amount of our 2020 Notes, plus accrued interest. The Notes will also rank pari passu with, which means equal to, our general liabilities. In total, these general liabilities were approximately $16.2 million (which does not include an $80.0 million liability for U.S. Treasury bills which were subsequently sold on April 4, 2017) as of March 31, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our current and future subsidiaries.

The Notes are obligations exclusively of TriplePoint Venture Growth BDC Corp. and not of any subsidiaries that we currently have or that we may have in the future. None of our current subsidiaries is a guarantor of the Notes, nor will any subsidiaries that we may have in the future be a guarantor of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including claims under the Credit Facility and claims of trade creditors and holders of preferred stock, if any, of our current subsidiaries and of future subsidiaries, if any, will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of our current subsidiaries and any such future subsidiaries. Even if we were recognized as a creditor of one or more of our current subsidiaries or future subsidiaries, if any, our claims would still be effectively subordinated to any security interests in the assets of any such current subsidiary or future subsidiary and to any indebtedness or other liabilities of any such current or future subsidiary senior to our claims, including under the Credit Facility. Consequently, the Notes will be subordinated structurally to all indebtedness and other liabilities, including trade payables, of any current subsidiary or any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our current subsidiary is, and all the existing indebtedness of any future subsidiaries would be, structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our, our current subsidiaries’ or any of our future subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our, our current subsidiaries’ or our future subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our current or future subsidiaries and which therefore is structurally senior to the Notes, and (4) securities, indebtedness, or obligations issued or incurred by our current or future subsidiaries that would be senior to our equity interests in our current or future subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our current or future subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, except that we have agreed that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the following two exceptions: (A) we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Code; and (B) this restriction will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge, or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our current or future subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from any of our current or future subsidiaries.

Additionally, the indenture governing the Notes will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we, our current subsidiaries or any of our future subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Notes—Events of Default.”

Our ability to recapitalize, incur additional debt (including additional debt that matures sooner than the Notes) and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

There is no existing trading market for the Notes, and even if the NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.

The Notes are a new issue of debt securities for which there currently is no trading market. We intend to list the Notes on the NYSE within 30 days of the original issue date under the symbol “TPVY.” Although we expect the Notes to be listed on the NYSE, we cannot provide any assurances that the listing will be approved, and even if the listing is approved, that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects, and other factors. In addition, we do not intend to have the Notes rated by any rating agency and, as a result, the Notes may be subject to greater volatility than debt with an investment grade rating. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that the Notes will be approved for listing on the NYSE, that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time, or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after July 15, 2019, we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, and we were to redeem the Notes, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Our amount of debt outstanding may increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

As of July 10, 2017, we had no borrowings outstanding under the Credit Facility; however, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes. Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party, that is not waived by the required lenders or the holders thereof, and the remedies sought by such lenders, could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Credit Facility), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest; the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets; and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default under the Credit Facility or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Until we redeem the 2020 Notes on or after July 15, 2017, we may invest the proceeds from this offering in temporary investments, which are expected to provide a lower net return than we hope to achieve from our target investments.

We expect to use the net proceeds from this offering to redeem all of the outstanding indebtedness under the 2020 Notes, which, as of July 10, 2017, amounts to approximately $54.6 million plus accrued interest. The 2020 Notes are not redeemable by us prior to July 15, 2017. We may invest the proceeds from this offering in temporary investments (including cash, cash equivalents, and U.S. government securities and other high quality debt investments that mature in one year or less) until we redeem the 2020 Notes on or after July 15, 2017. Such temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our Adviser will not be reduced while our assets are invested in such temporary investments.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets).

The Financial CHOICE Act of 2017, which was passed by the U.S. House of Representatives in June 2017, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our relationships with third-parties including venture capital investors;

•	the impact and timing of our unfunded commitments;

•	the expected market for venture capital investments;

•	the performance of our portfolio and other investments that we may make in the future;

•	the impact of investments that we expect to make;

•	actual and potential conflicts of interest with TPC and our Adviser and its senior investment team and Investment Committee;

•	our contractual arrangements and relationships with third-parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the ability of our Adviser to attract, retain and have access to highly talented professionals, including our Adviser’s senior investment team;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•

the risks, uncertainties and other factors we identify in “Supplemental Risk Factors” and “Risk Factors” in this prospectus supplement and the accompanying prospectus, respectively, and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Supplemental Risk Factors” and “Risk Factors” in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus. However, we will update this prospectus supplement to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 as amended, or the “Securities Act” and Section 21E(6)(2)(B) of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $65,000,000 aggregate principal amount of Notes in this offering will be approximately $62,800,000 (or approximately $72,257,500 if the underwriters fully exercise their over-allotment option), in each case assuming a public offering price of 100% of par, after deducting the underwriting discount of $1,950,000 (or approximately $2,242,500 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $250,000 payable by us.

We intend to use the net proceeds from this offering to redeem all of the outstanding 2020 Notes. As of July 10, 2017, we had approximately $54.6 million of aggregate principal amount outstanding, plus accrued interest, of our 2020 Notes. If there are any remaining net proceeds after redeeming the 2020 Notes, we will use such remaining net proceeds to repay borrowings under the Credit Facility. As of July 10, 2017, we had no borrowings under our Credit Facility. However, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes. Borrowings under the Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the Credit Facility’s revolving period. Deutsche Bank AG, New York Branch, an affiliate of one of our underwriters in this offering, is a lender and the administrative agent under our Credit Facility and will receive its pro rata share of the net proceeds of this offering that are used to repay borrowings under our Credit Facility. See “Underwriting” in this prospectus supplement.

Until we redeem the 2020 Notes and repay any outstanding borrowings under the Credit Facility, we may invest in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. See “Regulation—Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of March 31, 2017; and

•

on an as-adjusted basis to reflect the sale of $65,000,000 aggregate principal amount of Notes in this offering (assuming no exercise of the overallotment option) at an assumed public offering price of 100% of par, after deducting the underwriting discounts and commissions of $1,950,000 payable by us and estimated offering expenses of approximately $250,000 payable by us, and to reflect the use of proceeds from this offering which includes the accelerated recognition of approximately $1.2 million of deferred financing costs for the 2020 Notes.

This table should be read in conjunction with “Use of Proceeds” included in this prospectus supplement and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in the accompanying prospectus.

	As of March 31, 2017
	Actual	As Adjusted(1)
	(dollars in thousands, except share and per share data)
Assets:
Investments at fair value (amortized cost of $326,674)	$328,408	$328,408
Short-term investments at fair value (cost of $79,963)	79,963	79,963
Cash	30,165	38,340
Restricted cash	6,459	6,459
Deferred credit facility costs	1,570	1,570
Prepaid expenses and other assets	2,863	2,863

Total assets	$449,428	$457,603

Liabilities:
Revolving credit facility(2)	86,000	86,000
2020 Notes, net	53,383	—
Notes offered hereby	—	62,800
Payable for U.S. Treasury bill assets	79,963	79,963
Base management fee payable	1,572	1,572
Income incentive fee payable	1,473	1,473
Accrued capital gains incentive fee	—	—
Payable to directors and officers	66	66
Distributions payable	5,753	5,753
Other accrued expenses and liabilities	7,331	7,331

Total liabilities	$235,541	$244,958

Stockholder’s equity:
Common stock, par value $0.01 per share, 450,000,000 shares authorized; 15,980,678 shares issued and outstanding	160	160
Preferred stock, par value $0.01 per share (50,000,000 shares authorized; no shares issued and outstanding)	—	—
Paid-in capital in excess of par value	231,518	231,518
Undistributed net investment income	3,191	1,949
Accumulated net realized losses	(22,716)	(22,716)
Accumulated net unrealized gains	1,734	1,734

Total stockholders’ equity	$213,887	$212,645

Total liabilities and stockholders’ equity	$449,428	$457,603

Net Assets	$213,887	$212,645

(1)	Excludes up to $9,750,000 in aggregate principal amount of Notes issuable by us upon exercise of the underwriters’ over-allotment option.
(2)	As of July 10, 2017, we had no borrowings outstanding under our Credit Facility; however, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes. This table has not been adjusted to reflect the changes in our outstanding borrowings under the Credit Facility subsequent to March 31, 2017.

RATIO OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus supplement and the accompanying prospectus.

	For The Three Months Ended March 31, 2017	For The Fiscal Year Ended December 31, 2016	For The Fiscal Year Ended December 31, 2015	From March 5, 2014 (commencement of operations) to December 31, 2014
Earnings to Fixed Charges(1)	1.57	1.42	2.47	3.67

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” appearing in the accompanying prospectus and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2014.

Our shares are currently listed on the New York Stock Exchange (the “NYSE”) under the symbol “TPVG”. Our 2020 Notes are currently listed on the NYSE under the symbol “TPVZ”.

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors.

We serve as the primary financing source for the venture growth stage business segment of TriplePoint Capital LLC’s global investment platform. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries.

We commenced investment activities on March 5, 2014. In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives, on March 5, 2014, we acquired our initial portfolio. On March 11, 2014, we completed our initial public offering and received $141.6 million of net proceeds in connection with the initial public offering and concurrent private placement, net of the portion of the underwriting sales load and offering costs we paid. In 2015, we completed a follow-on public offering of our common stock raising approximately $95.9 million after offering costs.

In February 2014, we entered into a credit agreement with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements (the “Revolving Credit Facility”). In August 2014, we amended the Revolving Credit Facility to increase the total commitments by $50.0 million to $200.0 million in aggregate. Effective as of a January 2016 amendment to the Credit Facility, borrowings under the Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the Revolving Credit Facility’s revolving period. The revolving period under the amended Revolving Credit Facility expires on February 21, 2018 and the maturity date of the Revolving Credit Facility is February 21, 2019.

On August 4, 2015, we completed a public offering of $50.0 million in aggregate principal amount of our 2020 Notes and received net proceeds of $48.3 million after the payment of fees and offering costs. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on

October 15, 2015. On September 2, 2015, we issued an additional $4.6 million in aggregate principal amount of our 2020 Notes and received net proceeds of approximately $4.5 million, after the payment of the underwriting sales load and offering costs, as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes.

Portfolio Composition, Investment Activity and Asset Quality

Portfolio Composition

We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. We invest primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or the equivalent and (iv) direct equity investments in venture growth stage companies. In connection with our growth capital loans, equipment financings and revolving loans, we generally receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns.

As of March 31, 2017, we had 89 investments in 36 companies and our four largest portfolio companies represented approximately 37% of our portfolio investments. Our investments included 51 debt investments, 29 warrant investments, and nine direct equity and related investments. As of March 31, 2017, the total cost and fair value of these investments were approximately $326.7 million and approximately $328.4 million, respectively. As of March 31, 2017, one of our portfolio companies was publicly traded. At March 31, 2017, the 51 debt investments with an aggregate fair value of approximately $313.1 million had a weighted average loan to enterprise value at the time of underwriting ratio of approximately 8.2%. Enterprise value of the portfolio company is estimated based on information available, including any information regarding the most recent rounds of capital raised by the portfolio company.

As of December 31, 2016, we had 99 investments in 33 companies and our four largest portfolio companies represented approximately 38% of our portfolio investments. Our investments included 63 debt investments, 29 warrant investments, and seven direct equity and related investments. As of December 31, 2016, the total cost and fair value of these investments were approximately $370.1 million and approximately $374.3 million, respectively. As of December 31, 2016, one of our portfolio companies was publicly traded. As of December 31, 2016, the 63 debt investments with an aggregate fair value of approximately $360.0 million had a weighted average loan to enterprise value at the time of underwriting ratio of approximately 8.6%. Enterprise value of the borrower is estimated based on information available, including any information regarding the most recent rounds of borrower funding. The following tables provide information on the cost and fair value of our investments in companies along with the number of companies in our portfolio as of March 31, 2017 and December 31, 2016.

	As of March 31, 2017
Investments by Type (dollars in thousands)	Cost	Fair Value	Net Unrealized Gains (losses)	Number of Investments	Number of Companies
Debt investments	$314,741	$313,051	$(1,690)	51	18
Warrants	6,510	8,055	1,545	29	29
Equity investments	5,423	7,302	1,879	9	8

Total Investments in Portfolio Companies	$326,674	$328,408	$1,734	89	36	*

	As of December 31, 2016
Investments by Type (dollars in thousands)	Cost	Fair Value	Net Unrealized Gains (losses)	Number of Investments	Number of Companies
Debt investments	$359,059	$360,007	$948	63	19
Warrants	8,034	8,238	204	29	29
Equity investments	3,023	6,066	3,043	7	6

Total Investments in Portfolio Companies	$370,116	$374,311	$4,195	99	33	*

*	Represents non-duplicative number of companies.

The following tables show the fair value of the portfolio of investments, by industry and the percentage of the total investment portfolio, as of March 31, 2017 and December 31, 2016.

	As of March 31, 2017
Investments in Portfolio Companies by Industry (dollars in thousands)	At Fair Value	Percentage of Total Investments
Business Applications Software	$47,997	14.6%
Conferencing Equipment / Services	40,704	12.4
Security Services	34,662	10.6
Wireless Communications Equipment	30,664	9.3
Financial Institution and Services	30,266	9.2
Network Systems Management Software	29,243	8.9
E-Commerce—Clothing and Accessories	25,057	7.6
E-Commerce—Personal Goods	22,357	6.8
Shopping Facilitators	21,022	6.4
Biofuels / Biomass	16,138	4.9
Database Software	15,211	4.6
Entertainment	7,178	2.2
Restaurant / Food Service	3,177	1.0
Communications Software	2,000	0.6
General Media and Content	1,422	0.4
Software Development Tools	622	0.3
Travel and Leisure	298	0.2
Multimedia / Streaming Software	139		*
Advertising / Marketing	103		*
Medical Software and Information Services	74		*
Educational/Training Software	65		*
Business to Business Marketplace	9		*

Total investments in portfolio companies	$328,408	100.0%

	As of December 31, 2016
Investments in Portfolio Companies by Industry (dollars in thousands)	At Fair Value	Percentage of Total Investments
Database Software	$50,888	13.6%
Business Applications Software	48,065	12.8
E-Commerce—Clothing and Accessories	45,969	12.3
Conferencing Equipment / Services	40,524	10.8
Security Services	34,122	9.1
Wireless Communications Equipment	29,422	7.9
Network Systems Management Software	27,947	7.5
Financial Institution and Services	25,122	6.7
E-Commerce—Personal Goods	22,076	5.9
Shopping Facilitators	20,838	5.6
Biofuels / Biomass	16,065	4.3
Entertainment	7,430	2.0
Restaurant / Food Service	3,146	0.8
General Media and Content	1,422	0.4
Software Development Tools	622	0.2
Travel and Leisure	298	0.1
Multimedia / Streaming Software	166		*
Advertising / Marketing	106		*
Medical Software and Information Services	74		*
Business to Business Marketplace	9		*

Total investments in portfolio companies	$374,311	100.0%

*	less than 0.05%.

The following table presents the product type of our debt investments as of March 31, 2017 and December 31, 2016.

	As of March 31, 2017
Debt Investments By Financing Product (dollars in thousands)	Fair Value	Percentage of Total Debt Investments
Growth capital loans	$296,064	94.6%
Equipment leases	13,682	4.4
Equipment loans	3,305	1.0

Total debt investments	$313,051	100.0%

	As of December 31, 2016
Debt Investments By Financing Product (dollars in thousands)	Fair Value	Percentage of Total Debt Investments
Growth capital loans	$341,006	94.7%
Equipment leases	15,303	4.3
Equipment loans	3,698	1.0

Total debt investments	$360,007	100.0%

Approximately 16.0% and 18.7% of the debt investments in our portfolio as of March 31, 2017 and December 31, 2016, respectively, based on the aggregate fair value, consisted of growth capital loans where the borrower has a term loan facility, with or without an accompanying revolving loan, in priority to our senior lien.

Investment Activity

During the three months ended March 31, 2017, we entered into commitments with two new customers and two existing customers totaling $37.0 million, funded three debt investments for approximately $12.0 million in principal value, acquired warrants representing approximately $0.2 million of value and made $2.4 million of equity and related investments.

During the three months ended March 31, 2016, we entered into commitments with three new customers totaling $90.0 million, funded eight debt investments for approximately $56.4 million in principal value and acquired warrants representing approximately $0.7 million of value.

During the three months ended March 31, 2017, one of our portfolio companies fully prepaid its outstanding principal of approximately $18.3 million, one of our portfolio companies prepaid all its outstanding growth capital loans of approximately $30.0 million and one of our portfolio companies made a partial prepayment of $5.0 million. During the three months ended March 31, 2016, two of our portfolio companies fully prepaid their outstanding principal of approximately $24.8 million and one of our portfolio companies made a partial prepayment of $5.0 million.

Total portfolio investment activity as of and for the three months ended March 31, 2017 and March 31, 2016 was as follows:

	For the Three Months Ended March 31,
(dollars in thousands)	2017	2016
Beginning portfolio at fair value	$374,311	$271,717
New debt investments	11,762	55,363
Scheduled principal payments and sale proceeds received from investments	(1,926)	(2,621)
Early principal prepayments	(53,274)	(29,817)
Accretion of debt investment fees	(1,197)	795
New warrants	157	660
New equity investments	2,400	—
Payment-in-kind coupon	317	640
Net realized gains (losses) on investments	(1,681)	(651)
Net unrealized gains (losses) on investments	(2,461)	(13,329)

Ending portfolio at fair value	$328,408	$282,757

As of March 31, 2017, our unfunded commitments to ten companies totaled approximately $117.4 million; as of December 31, 2016, our unfunded commitments to nine companies totaled approximately $117.4 million. During the three months ended March 31, 2017, $25.0 million in unfunded commitments expired or were terminated and approximately $12.0 million were funded. The following table provides additional information on our unfunded commitments regarding milestones, expirations, and types of loans.

Unfunded Commitments* (dollars in thousands)	As of March 31, 2017	As of December 31, 2016
Dependent on milestones	$50,000	$60,000
Expiring during:
2017	72,352	102,352
2018	40,000	10,000
2019	5,000	5,000
Growth capital loans	113,000	113,000
Equipment leases and loans	4,352	4,352

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

Our credit agreements with our customers contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. We generally expect approximately 75% of our gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods.

The fair value at the inception of the agreement of the delay draw credit agreements with our customers is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments. As of March 31, 2017, and December 31, 2016, the fair value for these unfunded commitments totaled approximately $1.4 million and $1.2 million, respectively, and was included in “other accrued expenses and liabilities” in our condensed consolidated statements of assets and liabilities.

Our level of investment activity can vary substantially from period to period as our Adviser chooses to slow or accelerate new business originations depending on market conditions, rate of investment of TPC’s select group of leading venture capital investors, our Adviser’s knowledge, expertise and experience, our funding capacity (including availability under our credit facilities and our ability or inability to raise equity or debt capital), and other market dynamics.

The following table shows the debt commitments, fundings of debt investments (principal balance) and equity investments and non-binding term sheet activity for the three months ended March 31, 2017 and March 31, 2016.

Commitments and Fundings (dollars in thousands)	For the Three Months Ended March 31,
	2017	2016
Debt Commitments
New customers	$30,000	$90,000
Existing customers	7,000	—

Total	$37,000	$90,000
Funded Debt Investments	$12,000	$56,368
Equity Investments	$2,400	$—
Non-Binding Term Sheets	$48,809	$73,000

Backlog of Potential Future Commitments

We entered into commitments with certain portfolio companies which permit an increase in the commitment amount in the future in the event that conditions to such increases are met. If such conditions to increase are met, these amounts may become unfunded commitments if not drawn prior to expiration. As of March 31, 2017, this backlog of potential future commitments totaled $40.0 million.

Payables

On March 31, 2017, we acquired $80.0 million in face value of U.S. Treasury bills which were sold on April 4, 2017. On December 30, 2016, we acquired $40.0 million in U.S. Treasury bills which were sold on January 4, 2017. The purchase and sale of U.S. Treasury bills were done to efficiently meet certain diversification tests.

Asset Quality

Consistent with TPC’s existing policies, our Adviser maintains a credit watch list with borrowers placed into five groups based on our Adviser’s senior investment team’s judgment, where 1 is the highest rating and all new loans are generally assigned a rating of 2.

Category	Category Definition	Action Item
Clear(1)	Performing above expectations and/or strong financial or enterprise profile, value or coverage.	Review quarterly.

White(2)	Performing at expectations and/or reasonably close to it. Reasonable financial or enterprise profile, value or coverage. All new loans are initially graded White.	Contact portfolio company regularly in no event less than quarterly.

Yellow(3)	Performing generally below expectations and/or some proactive concern. Adequate financial or enterprise profile, value or coverage.	Contact portfolio company monthly or more frequently as determined by our Adviser’s Investment Committee; contact investors.

Orange(4)	Needs close attention due to performance materially below expectations, weak financial and/or enterprise profile, concern regarding additional capital or exit equivalent.	Contact portfolio company weekly or more frequently as determined by our Adviser’s Investment Committee; contact investors regularly; our Adviser forms a workout group to minimize risk of loss.

Red(5)	Serious concern/trouble due to pending or actual default or equivalent. May experience partial and/or full loss.	Maximize value from assets.

As of March 31, 2017 and December 31, 2016, the weighted average investment ranking of our debt investment portfolio was 1.94 and 1.85, respectively. During the three months ended March 31, 2017, there were no changes within the credit categories, except that certain companies who had prepaid their outstanding obligations were removed. The following table shows the credit rankings for the portfolio companies that had outstanding obligations to us as of March 31, 2017 and December 31, 2016. Subsequent to March 31, 2017, one borrower rated Yellow, or 3, repaid its loans with $22.5 million of outstanding principal balance and was removed from the credit watch list.

	As of March 31, 2017
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear(1)	$95,820	30.7%	4
White(2)	152,233	48.6	10
Yellow(3)	53,043	16.9	2
Orange(4)	11,955	3.8	2
Red(5)	—	—	—

	$313,051	100.0%	18

	As of December 31, 2016
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear(1)	$129,878	36.1%	4
White(2)	166,908	46.4	11
Yellow(3)	51,014	14.2	2
Orange(4)	12,207	3.3	2
Red(5)	—	—	—

	$360,007	100.0%	19

Results of Operations

Operating results for the three months ended March 31, 2017 compared to the three months ended March 31, 2016.

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gains (losses) and net unrealized gains (losses). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gains (losses) on investments are the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized gains (losses) on investments are the net change in the fair value of our investment portfolio.

For the three months ended March 31, 2017, our net increase in net assets resulting from operations was approximately $3.8 million, which was comprised of approximately $7.9 million of net investment income and approximately $4.1 million of net realized and unrealized losses. On a per share basis, net investment income was $0.50 per share and the net increase in net assets from operations was $0.24 per share.

For the three months ended March 31, 2016, our net decrease in net assets resulting from operations was approximately $7.3 million, which was comprised of approximately $6.7 million of net investment income and approximately $14.0 million of net realized and unrealized losses. On a per share basis for the three months ended March 31, 2016, net investment income was $0.41 per share and the net decrease in net assets from operations was $0.45 per share.

Our investment and other income increased by $3.2 million during the three months ended March 31, 2017, as compared to the three months ended March 31, 2016 primarily due to the increase in average portfolio balance in 2017. Operating expenses also increased by $2.0 million during the same period for the following reasons: higher income incentive fees of $1.5 million, higher interest expense of $0.6 million primarily due to the increase in utilization of the Revolving Credit Facility, and higher base management fees of $0.2 million, offset by a decrease in general and administrative expenses of $0.2 million and decrease in administration agreement expenses of $23 thousand. For the three months ended March 31, 2017, the income incentive fee was lower by $0.4 million due to the total return requirement under the income component of our fee structure. This resulted in approximately $0.4 million of reduced expense and additional net income, or $0.03 per share, to stockholders. For the three months ended March 31, 2016, we did not incur an income incentive fee due to the total return requirement under the income component of our fee structure, which resulted in approximately $1.3 million of reduced expense and additional net investment income, or $0.08 per share, to stockholders. Net investment income increased during the same period for the reasons noted above.

Net realized losses were approximately $1.7 million for the three months ended March 31, 2017 due to the losses on warrants of two portfolio companies. Net realized losses were approximately $0.7 million for the three months ended March 31, 2016 due to the losses on warrants of two portfolio companies. Net change in unrealized losses during the three months ended March 31, 2017, were $2.4 million as compared to a net change in unrealized losses of $13.3 million during the three months ended March 31, 2016. These are discussed in more detail in the tables below. Our net increase in net assets from operations changed in each period for the reasons noted above.

The table below presents our statement of operations for the three months ended March 31, 2017 and March 31, 2016.

Net Increase in Net Assets (dollars in thousands, except per share amounts)	For the Three Months Ended March 31,
	2017	2016
Investment and Other Income
Interest income from investments	$14,252	$10,725
Other income
Expirations / terminations of unfunded commitments	40	354
Other fees	12	—

Total Investment and Other Income	14,304	11,079

Operating Expenses
Base management fee	1,572	1,365
Income incentive fee	1,473	—
Capital gains incentive fee	—	—
Interest expense and amortization of fees	2,405	1,794
Administration agreement expenses	374	397
General and administrative expenses	561	795

Total Operating Expenses	6,385	4,351

Net investment income	7,919	6,728

Net realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,681)	(651)
Net change in unrealized gains (losses) on investments	(2,461)	(13,334)

Net realized and unrealized gains (losses) on investments	(4,142)	(13,985)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,777	$(7,257)

Net investment income per share	$0.50	$0.41
Net increase (decrease) in net assets per share	$0.24	$(0.45)
Weighted average shares of common stock outstanding	15,980,768	16,302,036

We believe an important measure of the investment income that we will be required to distribute each year is core net investment income as capital gains incentive fee is accrued based on unrealized gains but are not earned until realized gains occur. Core net investment income, unlike GAAP net investment income, excludes accrued, but as yet unearned, capital gains incentive fee. Specifically, the capital gains component of the incentive fee is paid at the end of each calendar year and is 20.0% of our aggregate cumulative realized capital gains from commencement of operations through the end of the year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized losses through the end of such year. For the foregoing purpose, our “aggregate cumulative realized capital gains” does not include any unrealized gains. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. No capital gains incentive fee was earned or was payable during the three months ended March 31, 2017 and March 31, 2016, respectively. Therefore, GAAP net investment income and core net investment income were the same during the respective periods.

Investment income includes interest income on our debt investments utilizing the effective yield method and includes cash interest income as well as the amortization of purchase premium, accretion of purchase discount, original issue discount, facilities fees, and the amortization and payment of the end-of-term (“EOT”) payments. For the three months ended March 31, 2017 and March 31, 2016, investment income totaled approximately $14.3 million and $10.7 million, respectively, representing a weighted average annualized portfolio yield on debt investments for the period held of approximately 16.8% and 15.7%, respectively. We calculate weighted average annualized portfolio yields for periods shown as the annualized rates of the interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period. The weighted average yields reported for these periods are annualized and reflect the weighted average yields to maturities. Should the portfolio companies choose to repay their loans earlier, our weighted average yields will increase for those debt investments affected but may reduce our weighted average yields on the remaining portfolio in future quarters. The yield on our portfolio, excluding the impact of prepayments, was approximately 12.5% and 14.3%, respectively, for the three months ended March 31, 2017 and March 31, 2016.

The following table provides the weighted average annualized portfolio yield on our portfolio comprising of cash interest income, accretion of the net purchase discount, facilities fees and the value of warrants received, accretion of EOT payments and the accelerated receipt of EOT payments on prepayments.

	For the Three Months Ended March 31,
Portfolio Yield(1)	2017	2016
Weighted average annualized portfolio yield on debt investments	16.8%	15.7%
Coupon income	10.1%	10.6%
Accretion of discount	0.7%	0.7%
Accretion of end-of-term payments	1.7%	3.0%
Impact of prepayments during the period	4.3%	1.4%

(1)	The yields for periods shown are the annualized rates of interest income or the components of interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period.

For the three months ended March 31, 2017 and March 31, 2016, our total return based on net asset value per share was (1.0)% and (5.7)%, respectively, and our total return based on stock price was 18.3% and (12.2)%, respectively.

Our weighted average annualized portfolio yield on debt investments may be higher than an investor’s yield on an investment in shares of our common stock. Our weighted average annualized portfolio yield on debt investments does not reflect operating expenses that may be incurred by us. In addition, our weighted average annualized portfolio yield on debt investments and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our weighted average annualized portfolio yield on debt investments and total return based on net asset value (“NAV”) do not represent actual investment returns to stockholders. Our weighted average annualized portfolio yield on debt investments and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. Total return based on NAV is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. Total return based on stock price is the change in the ending stock price of the Company’s common stock plus distributions paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The total return is for the period shown and is not annualized.

For the three months ended March 31, 2017, we recognized approximately $52 thousand in other income consisting of approximately $40 thousand due to the termination or expiration of unfunded commitments and approximately $12 thousand from the realization of certain fees paid by portfolio companies and other income. For the three months ended March 31, 2016, we recognized approximately $0.4 million in other income due to the termination or expiration of unfunded commitments.

Total operating expenses consisting of base management and incentive fees, interest expense, administration agreement expenses, and general and administrative expenses are summarized in the statement of operations table above. In determining the base management fee, our Adviser had agreed to exclude the U.S. Treasury bill assets acquired at the end of the applicable quarters in 2017 and 2016 in the calculation of the gross assets. We anticipate operating expenses will increase over time as our portfolio continues to grow. However, we anticipate operating expenses, as a percentage of totals assets and net assets, will decrease over time as our portfolio and capital base grow. We expect base management and income incentive fees will increase as we grow our asset base and our earnings. Capital gains incentive fee will depend on realized and unrealized gains and losses. Interest expense will increase as we utilize more of the Revolving Credit Facility, and we expect fees per the administration agreement and general and administrative agreements will increase to meet the additional requirements associated with servicing a larger portfolio.

During the three months ended March 31, 2017, the net realized losses and net change in unrealized losses were approximately $4.1 million. Our net realized losses totaled $1.7 million, which consisted of losses on warrants of two portfolio companies. Our net unrealized losses totaled $2.4 million, which consisted of $2.6 million of unrealized losses on debt investments and $1.1 million on equity investments offset by unrealized gains of $1.3 million on warrants. During the three months ended March 31, 2016, the net realized losses and net change in unrealized losses were approximately $14.0 million. Our net realized losses totaled $0.7 million, which consisted of losses on warrants of three portfolio companies. Our net unrealized losses totaled $13.3 million, which consisted of $13.4 million of unrealized losses on debt investments and $0.1 million on equity investments offset by unrealized gains of $0.2 million on warrants.

Net change in realized and unrealized gains or losses in subsequent periods may be volatile as it depends on changes in the market, changes in the underlying performance of our portfolio companies and their respective industries, and other market factors.

The table below summarizes our return on average total assets and return on average net asset value for the three months ended March 31, 2017 and March 31, 2016.

Returns on Net Asset Value and Total Assets (dollars in thousands)	For the Three Months Ended March 31,
	2017	2016
Net investment income	$7,919	$6,728
Net increase (decrease) in net assets	3,777	(7,257)
Average net asset value(1)	217,420	233,614
Average total assets(1)	388,854	317,373
Net investment income to average net asset value(2)	14.8%	11.6%
Net increase (decrease) in net assets to average net asset value(2)	7.0%	(12.5)%
Net investment income to average total assets(2)	8.3%	8.5%
Net increase (decrease) in net assets to average total assets(2)	3.9%	(9.2)%

(1)	The average net asset values and the average total assets are computed based on daily balances. Total assets are gross assets before deducting total liabilities.
(2)	Percentage is presented on an annualized basis.

Critical Accounting Policies

The preparation of our financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Valuation of investments, income recognition, realized / unrealized gains or losses and U.S. federal income taxes are considered to be our critical accounting policies and estimates. These have been disclosed under “Significant Accounting Policies” in the notes to consolidated financial statements described in our Annual Report on Form 10-K filed with the SEC on March 13, 2017. We have not made any changes to the policy in the three months ended March 31, 2017 as disclosed in our notes to the condensed consolidated financial statements included elsewhere in this prospectus supplement.

Liquidity and Capital Resources

During the three months ended March 31, 2017, cash provided by operating activities, consisting primarily of purchases, sales and repayments of investments and the items described in “—Results of Operations,” was approximately $51.4 million and cash used by financing activities was approximately $29.0 million due to repayments under the Revolving Credit Facility. As of March 31, 2017, cash, including restricted cash, was approximately $36.6 million.

For the three months ended March 31, 2016, cash used by operating activities, consisting primarily of purchases, sales and repayments of investments and the items described in “—Results of Operations,” was approximately $19.2 million and cash used by financing activities was approximately $1.1 million due to a deferred credit facility payment. As of March 31, 2016, cash, including restricted cash, was approximately $15.1 million.

As a BDC, we generally have an ongoing need to raise additional capital for investment purposes. As a result, we expect, from time to time, to access the debt and equity markets when we believe it is necessary and appropriate to do so. In this regard, we continue to explore various options for obtaining additional debt or equity capital for investments. This may include expanding or extending the Revolving Credit Facility, or the issuance of additional shares of our common stock or debt securities. If we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio could be substantially impacted.

Contractual Obligations

In February 2014, we entered into a credit agreement with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements. In August 2014, we amended our Revolving Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate.

As of March 31, 2017 and December 31, 2016, we had outstanding borrowings of $86.0 million and $115.0 million, respectively, under our Revolving Credit Facility, which is included in the condensed consolidated statements of assets and liabilities. We had $114.0 million and $85.0 million of remaining capacity on our Revolving Credit Facility as of March 31, 2017 and December 31, 2016, respectively.

On August 4, 2015, we completed a public offering of $50.0 million in aggregate principal amount of our 2020 Notes and received net proceeds of approximately $48.3 million after the payment of fees and offering costs. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on October 15, 2015. The 2020 Notes are currently listed on the NYSE under the symbol “TPVZ”. On September 2, 2015, we issued an additional $4.6 million in aggregate principal amount of our 2020 Notes and received net proceeds of approximately $4.5 million after the payment of fees and offering costs as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes.

The tables below provide a summary of when payments are due under our Revolving Credit Facility and 2020 Notes as of March 31, 2017 and December 31, 2016.

Payments Due By Period (dollars in thousands)	As of March 31, 2017
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Revolving Credit Facility	$86,000	$—	$86,000	$—	$—
2020 Notes	54,625	—	—	54,625	—

Total	$140,625	$—	$86,000	$54,625	$—

Payments Due By Period (dollars in thousands)	As of December 31, 2016
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Revolving Credit Facility	$115,000	$—	$115,000	$—	$—
2020 Notes	54,625	—	—	54,625	—

Total	$169,625	$—	$115,000	$54,625	$—

We are a party to certain delay draw credit agreements with our portfolio companies, which require us to make future advances at the companies’ discretion during a defined loan availability period. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. As of March 31, 2017 and December 31, 2016, our unfunded commitments to ten companies and nine companies, respectively, totaled approximately $117.4 million each. See “—Investment Activity” above for additional information on our unfunded commitments regarding milestones, expirations, and types of loans.

Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. Over time, we generally expect approximately 75% of our gross unfunded commitments to be drawn before the expiration of their corresponding availability periods. We evaluate funding needs and expectations for each company at the time of commitment and as the company progresses and develops during the availability period.

As of March 31, 2017, we had a payable of approximately $80.0 million in face value due April 4, 2017, for the acquisition of U.S. Treasury bills. On April 4, 2017, we sold the U.S. Treasury bills and settled the payable in full. As of December 31, 2016, we had a payable of approximately $40.0 million due January 4, 2017, for the acquisition of U.S. Treasury bills. On January 4, 2017, we sold the U.S. Treasury bills and settled the payable in full.

In addition to the contractual obligations set forth above, we have certain obligations with respect to the investment advisory and administration services we received during the three months ended March 31, 2017. As of March 31, 2017 and December 31, 2016, the outstanding obligations totaled approximately $3.3 million and $3.0 million, respectively.

Off-Balance Sheet Arrangements

Commitments

We are a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2017 and December 31, 2016, our off-balance sheet arrangements consisted of approximately $117.4 million each of unfunded commitments, of which $50.0 million and $60.0 million, respectively, was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our credit agreements with our customers contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company.

The table below provides our unfunded commitments by customer as of March 31, 2017 and December 31, 2016.

Unfunded Commitments* (dollars in thousands)	As of March 31, 2017	As of December 31, 2016
CrowdStrike, Inc.	$5,000	$5,000
Eero, Inc.	15,000	15,000
Farfetch UK Limited	5,000	5,000
FinancialForce.com, Inc.	15,000	15,000
Green Chef Corporation	10,000	10,000
MapR Technologies, Inc. (Equipment Lease)	4,352	4,352
Optoro, Inc.	—	25,000
Rent the Runway, Inc.	28,000	28,000
Stance, Inc.	15,000	—
Varsity Tutors LLC	15,000	—
WorldRemit Ltd.	5,000	10,000

Total	$117,352	$117,352

*	Does not include $40.0 million backlog of potential future commitments. See “—Investment Activity—Backlog of Potential Future Commitments” above.

Dividends and Distributions

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ended December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid a non-deductible 4% U.S. federal excise tax on certain of our undistributed income, we would need to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. For the tax years ended December 31, 2014 and 2015, we were subject to a 4% U.S. federal excise tax and we may be subject to this tax in future years. In such cases, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

To the extent our taxable earnings fall below the total amount of our distributions for the year, a portion of those distributions may be deemed a return of capital to our stockholders. Our Adviser monitors available taxable earnings, including net investment income and realized capital gains, to determine if a return of capital may occur for the year. The tax character of distributions will be determined at the end of the taxable year. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. The specific tax characteristics of our distributions will be reported to stockholders after the end of the taxable year.

The following table summarizes our cash distributions per share that have been authorized by our board of directors since our initial public offering. From March 5, 2014 (commencement of operations) to December 31, 2015, these distributions represent ordinary income as our earnings exceed distributions. Approximately $1.20 per share of the distributions during the year ended December 31, 2016 represent a return of capital.

Period Ended	Date Announced	Record Date	Payment Date	Per Share Amount
March 31, 2017	March 13, 2017	March 31, 2017	April 17, 2017	$0.36
December 31, 2016	November 7, 2016	November 30, 2016	December 16, 2016	$0.36
September 30, 2016	August 8, 2016	August 31, 2016	September 16, 2016	$0.36
June 30, 2016	May 9, 2016	May 31, 2016	June 16, 2016	$0.36
March 31, 2016	March 14, 2016	March 31, 2016	April 15, 2016	$0.36
December 31, 2015	November 10, 2015	November 30, 2015	December 16, 2015	$0.36
September 30, 2015	August 11, 2015	August 31, 2015	September 16, 2015	$0.36
June 30, 2015	May 6, 2015	May 29, 2015	June 16, 2015	$0.36
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36
December 31, 2014	December 3, 2014	December 22, 2014	December 31, 2014	$0.15	(1)
	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09	(2)

(1)	Represents a special distribution.
(2)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of our initial public offering on March 5, 2014 (commencement of operations) through March 31, 2014.

For the three months ended March 31, 2017 and for the year ended December 31, 2016, distributions paid were comprised of interest-sourced distributions (qualified interest income) in amounts equal to 99.6% and 95.8% of total distributions paid, respectively.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an investment advisory agreement, dated February 18, 2014, with our Adviser. Certain of our officers are also principals of the Adviser.

•

We have entered into an Administration Agreement, dated February 18, 2014, with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Certain of our officers are also principals of the Administrator.

•	We have entered into a license agreement with TPC pursuant to which TPC has agreed to grant us a non-exclusive, royalty-free license to use the name “TriplePoint.”

We have also adopted a Code of Ethics which applies to our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NYSE corporate governance listing standards, the Audit Committee of our board of directors (the “Board”) is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Recent Developments

Distributions

On May 9, 2017, we announced that our Board declared a $0.36 per share distribution, payable on June 16, 2017, to stockholders of record on May 31, 2017.

Recent Portfolio Activity

From April 1, 2017, through May 9, 2017, we funded $0.7 million in new investments. TPC’s direct originations platform entered into $85.0 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy. From April 1, 2017 through May 9, 2017 we received $22.5 million in repayments on outstanding growth capital loans from one obligor.

DESCRIPTION OF THE NOTES

The Notes will be issued under an indenture, dated as of July 31, 2015, and the second supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture, along with the second supplemental indenture thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default as provided in the indenture. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance, after giving effect to any exemptive relief granted by the SEC. See “Supplementary Risk Factors—Risk Relating to the Notes—Pending legislation may allow us to incur additional leverage” in this prospectus supplement. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

General

The Notes will mature on July 15, 2022. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is 5.75% per year and will be paid every January 15, April 15, July 15 and October 15, beginning October 15, 2017, and the regular record dates for interest payments will be every January 1, April 1, July 1 and October 1, commencing October 1, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including July 14, 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

Except as described under the captions “—Events of Default,” “—Other Covenants,” and “—Merger or Consolidation” in this prospectus supplement, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after July 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee or, with respect to the global securities, DTC, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “—Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by wire transfer or check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by wire transfer or mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes, as described later in this subsection. The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of (or premium, if any, on) any Note on its due date.

•	We do not pay interest on any Note when due, and such default is not cured within 30 days of its due date.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of the Notes.

•

We file for bankruptcy, or certain other events of bankruptcy, insolvency, or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•

On the last business day of each of 24 consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of principal or interest due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•

the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;

•	reduce any amounts due on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. The following is a list of those types of changes:

•	to evidence succession to us and the assumption by any such successor to the covenants contained in the Notes;

•	to add to our covenants for the benefit of the holders of the Notes or to surrender any right or power conferred upon us by the indenture;

•	to add additional Events of Default for the benefit of the holders of the Notes;

•	to change or eliminate any of the provisions of the indenture, provided that any such change or elimination shall become effectively only when there are no Notes outstanding;

•	to secure the Notes;

•	to establish the form or terms of the Notes;

•	to evidence and provide for the acceptance and appointment by a successor trustee and to provide for or facilitate the administration of the trusts under the indenture by more than one trustee;

•	to cure any ambiguity or to correct or supplement any inconsistent provision of the indenture; and

•

to supplement any of the provisions of the indenture to permit or facilitate the defeasance and discharge of any series of securities provided that any such action shall not adversely affect the holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•

since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency, or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an Internal Revenue Service, or the “IRS,” ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

•

no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency, or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall.

Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “—Indenture Provisions—Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus supplement and the accompanying prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors—Risks Relating to our Business and Structure—Pending legislation may allow us to incur additional leverage” in the accompanying prospectus.

•

We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below. These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering. However, if Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Code. Furthermore, the covenant will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Ranking

The Notes will be designated as Senior Securities and, therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

As unsecured obligations of the Company designated as Senior Indebtedness under the indenture, the Notes will rank:

•	pari passu, or equal, with any of our existing and future unsecured indebtedness, including the 2020 Notes, of which $54.6 million in aggregate principal amount was outstanding as of July 10, 2017;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•

effectively subordinated to all of our future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness;

•

structurally subordinated to all of our existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities we may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities, including, without limitation, borrowings under our Credit Facility, under which we had no borrowings as of July 10, 2017 (however, we intend to borrow approximately $20 million under our Credit Facility prior to the closing of this offering to make new investments in accordance with our investment objective and strategies, and for general working capital purposes). See “Use of Proceeds.”

In particular, as designated Senior Indebtedness under the indenture, the Notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the Notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund (if applicable) and interest on the Notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before the Notes, and all other Senior Indebtedness, are paid in full, the payment or distribution must be paid over to the holders of our Senior Indebtedness, including the Notes, or on their behalf for application to the payment of all Senior Indebtedness, including the Notes, remaining unpaid until all Senior Indebtedness, including the Notes, have been paid in full, after giving effect to any concurrent payment or distribution to the holders of our Senior Indebtedness, including the Notes. Subject to the payment in full of the all Senior Indebtedness, including the Notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of our Senior Indebtedness, including the Notes, to the extent of payments made to the holders of our Senior Indebtedness, including the Notes, out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the Notes, and certain of our senior creditors, may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The summary is based upon the Internal Revenue Code of 1986, as amended, or the “Code,” U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This summary discusses only Notes held as capital assets within the meaning of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as banks and other financial institutions, insurance companies, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency (as defined in the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their issue price (i.e., the first price at which a substantial amount of the Notes are sold other than to persons or organizations acting as underwriters, placement agents or wholesalers).

Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of U.S. Holders

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who, for U.S. federal income tax purposes, is a citizen or resident of the United States;

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	a trust subject to the control of one or more “United States persons” (within the meaning of the Code) and the primary supervision of a court in the United States; or

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source.

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary interest income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.

Unearned Income Medicare Contribution

A tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by certain taxpayers with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding

In general, a U.S. holder will be subject to U.S. federal backup withholding tax at the applicable rate with respect to payments on the Notes and the proceeds of a sale, exchange, redemption or other taxable disposition of the Notes, unless the U.S. holder is an exempt recipient and appropriately establishes that exemption, or provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 or a suitable substitute form (or other applicable certificate) and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of a Note that is not a U.S. holder and not a partnership (or entity or arrangement treated as a partnership, for U.S. federal income tax purposes):

The term “non-U.S. holder” does not include any of the following holders:

•	controlled foreign corporations related to us directly or indirectly through stock ownership;

•	persons that actually or constructively own 10% or more of all classes of our voting stock;

•	a holder who is an individual present in the United States for 183 days or more in any year during which it holds a Note;

•	certain former citizens or residents of the United States; or

•	a holder for whom income or gain in respect of a Note is effectively connected with the conduct of a trade or business in the United States.

Such holders should consult their own tax advisors regarding the U.S. federal income tax consequences of purchasing, owning and disposing of a Note.

Payments Received With Respect to a Note

A non-U.S. holder generally will not be subject to U.S. federal income tax, withholding tax or backup withholding tax on payments of interest on the Notes or with respect to the proceeds received on the sale, exchange, redemption or other taxable disposition of a Note provided that such non-U.S. holder certifies on a properly executed IRS Form W-8BEN or W-8BEN-E or a suitable substitute form (or other applicable certificate), under penalties of perjury, that such non-U.S. holder is not a U.S. person for U.S. federal income tax purposes.

Information Reporting

Under current U.S. Treasury regulations, the amount of interest paid to a non-U.S. holder and the amount of tax withheld, if any, from those payments must be reported annually to the IRS and each non-U.S. holder. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the, after December 31, 2018, gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a holder and the status of the intermediary through which it holds the Notes, a holder could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a holder might be eligible for a refund or credit of such taxes.

Holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Taxation as a Regulated Investment Company

We intend to elect to be treated and intend to qualify each year as a “regulated investment company” under Subchapter M of the Code (a “RIC”). As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify our holdings so that, at the end of each quarter of each taxable year:

•

at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

•

not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the Securities Exchange Commission, or the “SEC,” determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•

at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

UNDERWRITING

Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated July 11, 2017, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite the underwriter’s name.

Underwriter	Principal Amount of Notes
Keefe, Bruyette & Woods, Inc.	$19,500,000
Morgan Stanley & Co. LLC	$19,500,000
Deutsche Bank Securities Inc.	$7,800,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$6,500,000
Janney Montgomery Scott LLC	$6,500,000
Compass Point Research & Trading LLC	$5,200,000

Total	$65,000,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

An underwriting discount of 3.00% per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the over-allotment option.

The following table shows the underwriting discount and commission that we are to pay to the underwriters (and the proceeds, before expenses, to us) in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Notes.

	Per Note	Without Option	With Option
Public offering price	$25.00	$65,000,000	$74,750,000
Underwriting discount and commission	$0.75	$1,950,000	$2,242,500
Proceeds, before expenses, to us	$24.25	$63,050,000	$72,507,500

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Notes to certain other Financial Industry Regulatory Authority, Inc. (“FINRA”) members at the public offering price less a concession not in excess of 2.0% of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of 0.5% of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The expenses of the offering, not including the underwriting discount, are estimated at $250,000 and are payable by us. We will pay the filing fees and expenses (including reasonable fees and disbursements of counsel for the underwriters) incident to securing any required review by FINRA of the terms of the sale of the Notes in this offering in an amount not to exceed $10,000.

Over-allotment Option

We have granted an option to the underwriters to purchase up to an additional $9,750,000 aggregate principal amount of the Notes offered hereby at the public offering price within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

We have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 30 days after the date of this prospectus supplement without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. We intend to list the Notes on the NYSE. We expect trading in the Notes on the NYSE to begin within 30 days after the original issue date under the trading symbol “TPVY.” Currently there is no public market for the Notes.

We have been advised by certain of the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because a representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Electronic Offer, Sale and Distribution of Notes

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Other than the prospectus in electronic format, information contained in any other web site maintained by an underwriter or selling group member is not part of this prospectus supplement or the registration statement of which this prospectus supplement forms a part, has not been endorsed by us and should not be relied on by investors in deciding whether to purchase any Notes.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriters and/or their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

In particular, Deutsche Bank AG, New York Branch, an affiliate of one of our underwriters in this offering, is a lender and administrative agent under our Credit Facility and will receive its pro rata share of the net proceeds of this offering that are used to repay borrowings under our Credit Facility in addition to the fees it receives as part of our Credit Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Contractual Obligations” in the accompanying prospectus and this prospectus supplement.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies, or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, our investment adviser, or any of our portfolio companies.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their businesses and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our noteholders or any other persons.

In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may in the future have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, New York 10019. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Deutsche Bank Securities, Inc. is 60 Wall St, New York, New York 10005.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus come are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements as of December 31, 2016 of TriplePoint Venture Growth BDC Corp. and subsidiaries included in the accompanying prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We also maintain a website at http://www.tpvg.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollars in thousands, except share and per share data)

	March 31, 2017	December 31, 2016
	(unaudited)
Assets
Investments at fair value (amortized cost of $326,674 and $370,116, respectively)	$328,408	$374,311
Short-term investments at fair value (cost of $79,963 and $39,990, respectively)	79,963	39,990
Cash	30,165	7,776
Restricted cash	6,459	7,702
Deferred credit facility costs	1,570	1,774
Prepaid expenses and other assets	2,863	2,669

Total Assets	449,428	434,222

Liabilities
Revolving Credit Facility	86,000	115,000
2020 Notes, net	53,383	53,288
Payable for U.S. Treasury bill assets	79,963	39,990
Base management fee payable	1,572	1,449
Income incentive fee payable	1,473	1,208
Accrued capital gains incentive fee	—	—
Payable to directors and officers	66	63
Distributions payable	5,753	—
Other accrued expenses and liabilities	7,331	7,361

Total Liabilities	235,541	218,359

Commitments and Contingencies (Note 7)
Net Assets	$213,887	$215,863

Preferred stock, par value $0.01 per share (50,000,000 shares authorized; no shares issued and outstanding as of March 31, 2017 and December 31, 2016)	$—	$—
Common stock, par value $0.01 per share (450,000,000 shares authorized; 15,980,768 and 15,980,768 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively)	160	160
Paid-in capital in excess of par value	231,518	231,518
Undistributed net investment income	3,191	1,025
Accumulated net realized losses on investments	(22,716)	(21,035)
Accumulated net unrealized gains (losses) on investments	1,734	4,195

Net Assets	$213,887	$215,863

Net Asset Value per Share	$13.38	$13.51

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(dollars in thousands, except share and per share data)

	For the Three Months Ended March 31,
	2017	2016
Investment Income
Interest income from investments	$14,252	$10,725
Other income
Expirations / terminations of unfunded commitments	40	354
Other fees	12	—

Total investment and other income	14,304	11,079

Operating Expenses
Base management fee	1,572	1,365
Income incentive fee	1,473	—
Capital gains incentive fee	—	—
Interest expense and amortization of fees	2,405	1,794
Administration agreement expenses	374	397
General and administrative expenses	561	795

Total Operating Expenses	6,385	4,351

Net investment income	7,919	6,728

Net realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,681)	(651)
Net change in unrealized gains (losses) on investments	(2,461)	(13,334)

Net realized and unrealized gains (losses) on investments	(4,142)	(13,985)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,777	$(7,257)

Basic and diluted net investment income per share	$0.50	$0.41
Basic and diluted net increase (decrease) in net assets per share	$0.24	$(0.45)
Basic and diluted weighted average shares of common stock outstanding	15,980,768	16,302,036

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(dollars in thousands, except share data)

	Shares of Common Stock	Total Net Assets
Balance as of January 1, 2016	16,302,036	$231,646
Net decrease in net assets resulting from operations	—	(7,257)
Distributions	—	(5,869)

Balance as of March 31, 2016	16,302,036	218,520

Balance as of January 1, 2017	15,980,768	$215,863
Net increase in net assets resulting from operations	—	3,777
Distributions	—	(5,753)

Balance as of March 31, 2017	15,980,768	$213,887

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Three Months Ended March 31,
	2017	2016
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$3,777	$(7,257)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Fundings and purchases of investments	(14,319)	(56,023)
Purchases of short-term investments, net	(39,973)	(9,866)
Principal payments and proceeds from investments	55,200	32,438
Payment-in-kind interest on investments	(317)	(640)
Net change in unrealized (gains) losses on investments	2,461	13,334
Realized losses on investments	1,681	651
Amortization and accretion of premiums and discounts, net	(551)	(626)
Accretion of end-of-term payments, net of prepayments	1,748	(169)
Amortization of deferred credit facility and 2020 Notes issuance costs	299	336
Change in restricted cash	1,243	3,066
Change in operating assets and liabilities:
Payable for U.S. Treasury bill assets	39,973	9,865
Prepaid expenses and other assets	(194)	(398)
Base management fee payable	123	(10)
Income incentive fee payable	265	(1,453)
Payable to directors and officers	3	3
Other accrued expenses and liabilities	(30)	(2,462)

Net cash provided (used in) by operating activities	51,389	(19,211)

Cash Flows from Financing Activities:
Repayments under revolving credit facility, net	(29,000)	—
Deferred credit facility costs	—	(1,080)

Net cash used in financing activities	(29,000)	(1,080)

Net change in cash	22,389	(20,291)
Cash at beginning of period	7,776	32,451

Cash at end of period	$30,165	$12,160

Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest	$2,090	$1,413
Distribution declared, not paid	$5,753	$5,869

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited)

(dollars in thousands)

As of March 31, 2017

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments
Birchbox, Inc.	E-Commerce— Personal Goods	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% EOT payment)	$5,000	$5,152	$5,168	2/28/2019
		Growth Capital Loan (Prime + 7.75% interest rate, 10.00% EOT payment)	5,000	5,152	$5,168	2/28/2019
		Growth Capital Loan (Prime + 8.00% interest rate, 11.00% EOT payment)	10,000	10,175	$10,211	7/31/2019

Birchbox, Inc. Total			20,000	20,479	20,547

Birst, Inc.	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	10,116	10,149	11/30/2017
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	15,000	14,946	15,089	3/31/2019
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	2,000	1,988	2,009	6/30/2019

Birst, Inc. Total			27,000	27,050	27,247

Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.75% interest rate)	6,045	6,370	6,380	12/31/2017
CrowdStrike, Inc.	Security Services	Growth Capital Loan (Prime + 7.75% interest rate, 0.50% EOT payment)	20,000	18,749	18,883	12/31/2020
Farfetch UK Limited(1)(3)	Shopping Facilitators	Growth Capital Loan (Prime + 8.25% interest rate, 9.00% EOT payment)	10,000	10,049	10,502	3/31/2020
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	5,045	5,255	1/31/2020
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,885	5,092	6/30/2020

Farfetch UK Limited Total			20,000	19,979	20,849

FinancialForce.com, Inc.	Business Applications Software	Growth Capital Loan (Prime + 7.50% interest rate, 4.00% EOT payment)	15,000	14,388	14,569	12/31/2020
Forgerock, Inc.	Security Services	Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	10,000	10,176	10,278	9/30/2019
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,993	5,043	2/29/2020

Forgerock, Inc. Total			15,000	15,169	15,321

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited)

(dollars in thousands)

As of March 31, 2017

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
Fuze, Inc. (fka Thinking Phone Networks, Inc.)	Conferencing Equipment / Services	Growth Capital Loan (11.25% interest rate, 2.85% EOT payment)	$30,000	$29,603	$30,209	9/30/2019
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,925	4,928	9/30/2019
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,925	4,928	9/30/2019

Fuze, Inc. (fka Thinking Phone Networks, Inc.) Total			40,000	39,453	40,065

Harvest Power, Inc.	Biofuels / Biomass	Growth Capital Loan (13.00% interest rate, 9.00% EOT payment)	15,000	16,181	16,138	11/30/2017
KnCMiner AB(1)(3)(8)(12)	Financial Institution and Services	Growth Capital Loan (9.00% interest rate, 6.00% EOT payment)	3,758	3,809	3,231	6/30/2018
		Growth Capital Loan (9.25% interest rate, 6.00% EOT payment)	1,798	1,795	1,546	6/30/2018

KnCMiner AB Total			5,556	5,604	4,777

MapR Technologies, Inc.	Business Applications Software	Equipment Loan (8.00% interest rate, 10.00% EOT payment)	2,344	2,487	2,524	9/30/2018
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	136	136	136	1/31/2019
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	1,452	1,452	1,459	6/30/2019
		Equipment Loan (6.50% interest rate, 10.00% EOT payment)	780	780	781	6/30/2019
		Equipment Lease (8.50% interest rate, 10.00% EOT payment)(1)	136	137	137	12/31/2019

MapR Technologies, Inc. Total			4,848	4,992	5,037

Mind Candy Limited(1)(3)	Entertainment	Growth Capital Loan (11.00% PIK, 3.00% Cash, 9.50% EOT payment)	8,667	9,531	7,178	1/31/2019
Munchery, Inc.	Restaurant / Food Service	Growth Capital Loan (Prime + 8.25% interest rate, 8.75% EOT payment)	2,913	2,920	2,980	6/30/2019
Rent the Runway, Inc.	E-Commerce— Clothing and Accessories	Growth Capital Loan (Prime + 7.00% interest rate, 6.25% EOT payment)	10,000	10,189	10,575	11/30/2018
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	6,000	6,011	6,242	6/30/2019
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	2,000	1,985	2,071	10/31/2019

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited)

(dollars in thousands)

As of March 31, 2017

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
		Growth Capital Loan (Prime + 6.25% interest rate, 4.50% EOT payment)	4,000	3,951	4,068	11/30/2019

Rent the Runway, Inc. Total			22,000	22,136	22,956

SimpliVity Corporation	Database Software	Equipment Lease (6.75% interest rate, 10.00% EOT payment)(1)	2,539	2,539	2,836	12/31/2018
		Equipment Lease (6.75% interest rate, 7.50% EOT payment)(1)	1,677	1,677	1,820	6/30/2018
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	1,185	1,185	1,317	12/31/2018
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	807	807	909	2/28/2019
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	49	49	56	3/31/2019
		Equipment Lease (9.00% interest rate, 10.00% EOT payment)(1)	4,272	4,273	5,012	9/30/2018

SimpliVity Corporation Total			10,529	10,530	11,950

Virtual Instruments Corporation	Network Systems Management Software	Growth Capital Loan (10.00% interest rate)	5,000	5,000	4,998	4/4/2020
		Growth Capital Loan (5.00% PIK interest rate)	21,410	21,411	19,357	4/4/2021
		Growth Capital Loan (5.00% PIK interest rate)	5,137	5,137	4,488	4/4/2021

Virtual Instruments Corporation Total			31,547	31,548	28,843

WorldRemit Limited(1)(3)	Financial Institution and Services	Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	5,120	5,152	12/31/2018
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,995	5,070	6/30/2019
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,987	5,070	6/30/2019
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,895	5,005	11/30/2019
		Growth Capital Loan (Prime + 3.75% interest rate, 4.00% EOT payment)	5,000	4,838	4,834	3/31/2018

WorldRemit Limited Total			25,000	24,835	25,131

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited)

(dollars in thousands)

As of March 31, 2017

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
Xirrus, Inc.(12)	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.25% PIK interest rate, 8.50% EOT payment)	1,378	1,719	1,614	3/31/2017	(10)
		Growth Capital Loan (Prime + 10.25% PIK interest rate, 8.50% EOT payment)	3,029	3,627	3,409	3/31/2017	(10)
		Growth Capital Loan (Prime + 10.25% PIK interest rate, 8.50% EOT payment)	3,547	4,135	3,920	3/31/2017	(10)
		Growth Capital Loan (Prime + 10.25% PIK interest rate, 8.50% EOT payment)	9,982	10,794	10,693	12/31/2017	(10)
		Growth Capital Loan (12.00% PIK interest rate)(2)	2,564	2,552	2,564	10/16/2017	(10)
		Growth Capital Loan (15.00% PIK interest rate)(2)	2,000	2,000	2,000	10/16/2017	(10)

Xirrus, Inc. Total			22,500	24,827	24,200

Total Debt Investments			$311,605	$314,741	$313,051

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited)

(dollars in thousands)

As of March 31, 2017

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
AirStrip Technologies, Inc.(2)	Medical Software and Information Services	Preferred Stock	31,063	$112	$74
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	60,052	690	1,383
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	39
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95	4
CrowdStrike, Inc.	Security Services	Preferred Shares	99,344	72	72
Eero, Inc.(2)	Wireless Communications Equipment	Preferred Stock	35,446	80	80
Farfetch UK Limited(1)(3)	Shopping Facilitators	Preferred Stock	37,998	170	173
FinancialForce.com, Inc.(2)	Business Applications Software	Preferred Stock	195,170	508	508
Forgerock, Inc.	Security Services	Preferred Stock	195,992	155	386
Fuze, Inc. (fka Thinking Phone Networks, Inc.)	Conferencing Equipment / Services	Preferred Stock	323,381	670	639
Green Chef Corporation(2)	Restaurant / Food Service	Preferred Stock	315,211	98	98
Harvest Power, Inc.	Biofuels / Biomass	Common Stock	350	77	—
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	103
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	40
JackThreads, Inc.(2)	E-Commerce—Clothing and Accessories	Common Stock	283,401	88	77
Lattice Engines, Inc.(2)	Business Applications Software	Preferred Stock	396,652	48	95
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	256,388	42	92
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	76
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751	—
Munchery, Inc.	Restaurant / Food Service	Preferred Stock	21,537	45	99
Optoro, Inc.(2)	Business to Business Marketplace	Preferred Stock	10,346	40	9
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	88,037	213	828
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Common Stock	82,891	331	1,155
Shazam Entertainment Limited(1)(2)(3)	Multimedia / Streaming Software	Ordinary Shares	2,669,479	134	139
Stance, Inc.(2)	E-Commerce—Clothing and Accessories	Preferred Stock	75,000	41	41
TechMediaNetwork, Inc.(2)	General Media and Content	Preferred Stock	72,234	31	28
Thrillist Media Group, Inc.(2)	General Media and Content	Common Stock	774,352	624	1,394
Varsity Tutors LLC(2)(11)	Educational/Training Software	Preferred Stock	240,590	65	65
WorldRemit Limited(1)(3)	Financial Institution and Services	Preferred Stock	112,252	331	358
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	6,446,763	787	—

Total Warrants				$6,510	$8,055

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited)

(dollars in thousands)

As of March 31, 2017

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$296
Birchbox, Inc.	E-Commerce—Personal Goods	Convertible Note (8.00% interest rate)	—	45	131
Birst, Inc.	Business Applications Software	Preferred Stock	42,801	250	184
Cohesity Inc.	Network Systems Management Software	Preferred Stock	60,342	400	400
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	258
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	36,264	150	150
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	622
Nutanix, Inc.(7)	Database Software	Common Stock	173,731	1,078	3,261
Pluribus Networks, Inc.	Communications Software	Preferred Stock	722,073	2,000	2,000

Total Equity Investments				$5,423	$7,302

Total Investments in Portfolio Companies				$326,674	$328,408

Short-Term Investments(2)				Cost	Fair Value
U.S. Treasury Bills	$80,000 Face Value Maturity Date 4/27/2017 Yield to Maturity 0.725%			$79,963	$79,963

Total Short-Term Investments				$79,963	$79,963

Total Investments				$406,637	$408,371

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments
Birchbox, Inc.	E-Commerce—Personal Goods	Growth Capital Loan (10.00% interest rate, 8.00% EOT payment)	$5,000	$5,104	$5,095	2/28/2019
		Growth Capital Loan (10.00% interest rate, 7.00% EOT payment)	5,000	5,111	5,057	2/28/2019
		Growth Capital Loan (10.25% interest rate, 8.00% EOT payment)	10,000	10,082	10,096	7/31/2019

Birchbox, Inc. Total			20,000	20,297	20,248

Birst, Inc.	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	10,086	10,109	11/30/2017
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	15,000	14,908	14,990	3/31/2019
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	2,000	1,983	1,995	6/30/2019

Birst, Inc. Total			27,000	26,977	27,094

Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.75% interest rate)	6,045	6,271	6,271	12/31/2017
CrowdStrike, Inc.	Security Services	Growth Capital Loan (Prime + 7.75% interest rate, 0.50% EOT payment)	20,000	18,715	18,715	12/31/2020
Farfetch UK Limited(1)(3)	Shopping Facilitators	Growth Capital Loan (Prime + 8.25% interest rate, 9.00% EOT payment)	10,000	9,975	10,410	3/31/2020
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	5,008	5,211	1/31/2020
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,842	5,034	6/30/2020

Farfetch UK Limited Total			20,000	19,825	20,655

FinancialForce.com, Inc.	Business Applications Software	Growth Capital Loan (Prime + 7.50% interest rate, 4.00% EOT payment)	15,000	14,308	14,396	12/31/2020
Forgerock, Inc.	Security Services	Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	10,000	10,085	10,150	9/30/2019
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,948	4,976	2/29/2020

Forgerock, Inc. Total			15,000	15,033	15,126

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
Fuze, Inc. (fka Thinking Phone Networks, Inc.)	Conferencing Equipment / Services	Growth Capital Loan (11.25% interest rate, 2.85% EOT payment)	$30,000	$29,453	$30,096	9/30/2019
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,900	4,898	9/30/2019
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,899	4,897	9/30/2019

Fuze, Inc. (fka Thinking Phone Networks, Inc.) Total			40,000	39,252	39,891

Harvest Power, Inc.	Biofuels / Biomass	Growth Capital Loan (13.00% interest rate, 9.00% EOT payment)	15,000	16,121	16,065	11/30/2017
KnCMiner AB(1)(3)(8)	Financial Institution and Services	Growth Capital Loan (9.00% interest rate, 6.00% EOT payment)	3,758	3,809	3,231	6/30/2018
		Growth Capital Loan (9.25% interest rate, 6.00% EOT payment)	1,798	1,795	1,546	6/30/2018

KnCMiner AB Total			5,556	5,604	4,777

MapR Technologies, Inc.	Business Applications Software	Equipment Loan (8.00% interest rate, 10.00% EOT payment)	2,708	2,810	2,853	9/30/2018
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	145	145	146	1/31/2019
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	1,434	1,434	1,441	6/30/2019
		Equipment Loan (6.50% interest rate, 10.00% EOT payment)	860	845	845	6/30/2019
		Equipment Lease (8.50% interest rate, 10.00% EOT payment)(1)	135	135	135	12/31/2019

MapR Technologies, Inc. Total			5,282	5,369	5,420

Mind Candy Limited(1)(3)	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	9,000	9,781	7,430	6/30/2017
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (11.50% interest rate, 13.42% EOT payment)	684	809	789	6/30/2017
		Growth Capital Loan (11.50% interest rate, 13.69% EOT payment)	1,475	1,725	1,688	6/30/2017
		Growth Capital Loan (13.00% interest rate, 15.50% EOT payment)	2,000	2,232	2,255	8/31/2017
		Growth Capital Loan (13.00% interest rate, 16.00% EOT payment)	5,000	5,545	5,606	11/30/2017

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
ModCloth, Inc.		Growth Capital Loan (13.00% interest rate, 16.50% EOT payment)	$5,000	$5,504	$5,574	2/28/2018
		Growth Capital Loan (13.00% interest rate, 11.61% EOT payment)	4,114	4,548	4,571	6/30/2017
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	36	36	37	3/31/2017
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	7	7	7	6/30/2017
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	5	5	5	7/31/2017

ModCloth, Inc. Total			18,321	20,411	20,532

Munchery, Inc.	Restaurant / Food Service	Growth Capital Loan (Prime + 7.00% interest rate, 6.75% EOT payment)	3,000	2,972	3,003	6/30/2019
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (Prime + 7.00% interest rate, 6.25% EOT payment)	10,000	10,116	10,554	11/30/2018
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	6,000	5,970	6,221	6/30/2019
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	2,000	1,972	2,065	10/31/2019
		Growth Capital Loan (Prime + 6.25% interest rate, 4.50% EOT payment)	4,000	3,934	4,034	11/30/2019

Rent the Runway, Inc. Total			22,000	21,992	22,874

SimpliVity Corporation	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	7,241	7,631	6/30/2018
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	3,074	3,271	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	7,175	7,684	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	3,000	3,057	3,293	12/31/2018
		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	10,158	11,047	1/31/2019
		Equipment Lease (6.75% interest rate, 10.00% EOT payment)(1)	2,808	2,808	3,176	12/31/2018
		Equipment Lease (6.75% interest rate, 7.50% EOT payment)(1)	1,939	1,939	2,133	6/30/2018

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
SimpliVity Corporation		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	$1,311	$1,311	$1,475	12/31/2018
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	885	885	1,010	2/28/2019
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	54	54	61	3/31/2019
		Equipment Lease (9.00% interest rate, 10.00% EOT payment)(1)	4,556	4,554	5,677	9/30/2018

SimpliVity Corporation Total			41,553	42,256	46,458

Virtual Instruments Corporation	Network Systems Management Software	Growth Capital Loan (10.00% interest rate)	5,000	5,000	4,994	4/4/2020
		Growth Capital Loan (5.00% interest rate)(5)	21,155	21,155	18,662	4/4/2021
		Growth Capital Loan (5.00% interest rate)(5)	5,076	5,076	4,291	4/4/2021

Virtual Instruments Corporation Total			31,231	31,231	27,947

WorldRemit Limited(1)(3)	Financial Institution and Services	Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	5,075	5,088	12/31/2018
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,950	5,005	6/30/2019
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,941	5,005	6/30/2019
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,851	4,940	11/30/2019

WorldRemit Limited Total			20,000	19,817	20,038

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.25% interest rate, 12.04% EOT payment)(5)	1,378	1,719	1,684	12/31/2016	(9)
		Growth Capital Loan (Prime + 10.25% interest rate, 13.01% EOT payment)(5)	3,029	3,627	3,566	12/31/2016	(9)
		Growth Capital Loan (Prime + 10.25% interest rate, 13.75% EOT payment)(5)	3,547	4,135	4,106	3/31/2017
		Growth Capital Loan (Prime + 10.25% interest rate, 15.82% EOT payment)(5)	9,982	10,794	11,224	12/31/2017
		Growth Capital Loan (12.00% interest rate)(2)(5)	2,564	2,552	2,487	10/16/2017

Xirrus, Inc. Total			20,500	22,827	23,067

Total Debt Investments			$354,488	$359,059	$360,007

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
AirStrip Technologies, Inc.(2)	Medical Software and Information Services	Preferred Stock	31,063	$112	$74
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	60,052	690	1,406
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	39
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95	4
CrowdStrike, Inc.	Security Services	Preferred Shares	99,344	72	72
Eero, Inc.(2)	Wireless Communications Equipment	Preferred Stock	35,446	80	80
Farfetch UK Limited(1)(3)	Shopping Facilitators	Preferred Stock	37,998	170	183
FinancialForce.com, Inc.(2)	Business Applications Software	Preferred Stock	195,170	508	508
Forgerock, Inc.	Security Services	Preferred Stock	97,996	155	209
Fuze, Inc. (fka Thinking Phone Networks, Inc.)	Conferencing Equipment / Services	Preferred Stock	323,471	670	633
Green Chef Corporation(2)	Restaurant / Food Service	Preferred Stock	315,211	98	98
Harvest Power, Inc.	Biofuels / Biomass	Common Stock	350	77	—
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	40
JackThreads, Inc.(2)	E-Commerce—Clothing and Accessories	Common Stock	283,401	88	77
Lattice Engines, Inc.(2)	Business Applications Software	Preferred Stock	396,652	48	95
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	256,388	42	92
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	87
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751	—
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	5,590,041	746	503
Munchery, Inc.	Restaurant / Food Service	Preferred Stock	222,640	45	45
Optoro, Inc.(2)	Business to Business Marketplace	Preferred Stock	10,346	40	9
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	88,037	213	828
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Common Stock	82,891	331	1,155
Shazam Entertainment Limited(1)(2)(3)	Multimedia / Streaming Software	Ordinary Shares	2,669,479	134	166
SimpliVity Corporation	Database Software	Preferred Stock	770,201	936	—
TechMediaNetwork, Inc.(2)	General Media and Content	Preferred Stock	72,234	31	28
Thrillist Media Group, Inc.(2)	General Media and Content	Common Stock	774,352	624	1,394
WorldRemit Limited(1)(3)	Financial Institution and Services	Preferred Stock	96,216	279	307
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	6,446,763	787	—

Total Warrants				$8,034	$8,238

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$292
Birchbox, Inc.	E-Commerce—Personal Goods	Convertible Note (8.00% interest rate)	—	45	130
Birst, Inc.	Business Applications Software	Preferred Stock	42,801	250	184
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	258
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	36,264	150	150
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	622
Nutanix, Inc.(7)	Database Software	Common Stock	173,731	1,078	4,430

Total Equity Investments				$3,023	$6,066

Total Investments in Portfolio Companies				$370,116	$374,311

Short-Term Investments(2)				Cost	Fair Value
U.S. Treasury Bills	$40,000 Face Value Maturity Date 1/26/2017 Yield to Maturity 0.40%			$39,990	$39,990

Total Short-Term Investments				$39,990	$39,990

Total Investments				$410,106	$414,301

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

(unaudited)

As of March 31, 2017 and as of December 31, 2016

NOTES TO CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

Notes applicable to the investments presented in the foregoing tables:

Unless otherwise noted, all of the investments in the foregoing tables are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

As of March 31, 2017 and December 31, 2016, unless otherwise noted, certain of the debt investments and certain of the warrants of TriplePoint Venture Growth BDC Corp. (the “Company”), with an aggregate fair value of approximately $313.7 million and $363.0 million, respectively, were pledged for borrowings under the Company’s revolving credit facility.

Notes applicable to the debt investments presented in the foregoing tables:

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term (“EOT”) payment, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Some of the terms noted in the foregoing tables are subject to change based on certain events such as prepayments.

Notes applicable to the equipment leases presented in the foregoing tables:

At the end of the term of certain equipment leases, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values of the financed assets have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing tables:

Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing tables:

(1) Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2017 and December 31, 2016, non-qualifying assets as a percentage of total assets were 17.6% and 17.4%, respectively.

(2) As of March 31, 2017 or December 31, 2016, these debt investments, warrants, equity investments and short-term investments were not pledged as collateral as part of the Company’s revolving credit facility.

(3) Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4) Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.

(5) Debt investment has a payment-in-kind (“PIK”) feature.

(6) Unused.

(7) Entity is publicly traded and listed on The Nasdaq Global Select Market (the “NASDAQ”).

(8) As of March 31, 2017, the Company’s debt investments in KnCMiner AB include risk and time discounted expected recoveries of cash from completed asset sales and equity in GoGreen Light AB, who acquired certain assets from KnCMiner AB.

(9) The maturity date was extended to March 31, 2017 during the first quarter of 2017.

(10) Repaid on April 24, 2017.

(11) Investment is a cash success fee payable on the consummation of certain trigger events.

(12) Debt is on non-accrual status.

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 1. Organization

TriplePoint Venture Growth BDC Corp. (the “Company”), a Maryland corporation, was formed on June 28, 2013 and priced its initial public offering and commenced investment operations on March 5, 2014. The Company is structured as an externally-managed non-diversified, closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As a BDC, the Company expects to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s (“TPC”) investment platform. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. The Company’s investment objective is to maximize total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors. The Company is externally managed by TPVG Advisers LLC (the “Adviser”) which is registered as an investment adviser under the 1940 Act and is a wholly owned subsidiary of TPC. The Adviser is responsible for sourcing, reviewing and structuring investment opportunities, underwriting and performing due diligence on investments and monitoring the investment portfolio on an ongoing basis. The Adviser was organized in August 2013 and, pursuant to an investment advisory agreement entered into between the Company and the Adviser, the Company pays the Adviser a base management fee and an incentive fee for its services. The Company has also entered into an administration agreement with TPVG Administrator LLC (the “Administrator”), a wholly owned subsidiary of the Adviser, and pays fees and expenses for services provided.

The Company has two wholly owned subsidiaries; TPVG Variable Funding Company LLC (the “Financing Subsidiary”), a bankruptcy remote special purpose entity established for utilizing the Company’s revolving credit facility, and TPVG Investment LLC, an entity established for holding certain of the Company’s investments in order to benefit from the tax treatment of these investments and create a tax structure that is more advantageous with respect to the Company’s RIC status. These subsidiaries are consolidated in the financial statements of the Company.

Note 2. Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying interim condensed consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. The condensed consolidated financial statements include the accounts of the Company and its consolidated subsidiaries and reflect all adjustments and reclassifications that are necessary for the fair representation of financial results as of and for the periods presented. Certain items in the prior period’s condensed consolidated financial statements have been reclassified to conform to the current period’s presentation. These reclassifications did not impact any prior amounts of reported total assets, total liabilities, net assets or results of operations. All intercompany account balances and transactions have been eliminated.

These unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 13, 2017. There have been no changes in the significant accounting policies from those disclosed in the audited consolidated financial statements included in the Annual Report on Form 10-K.

Note 3. Related Party Agreements and Transactions

Investment Advisory Agreement

Subject to the overall supervision of the Company’s Board of Directors (the “Board”) and in accordance with 1940 Act, the Adviser manages the day-to-day operations and provides investment advisory services to the Company pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Company makes;

•	executes, closes, services and monitors the investments the Company makes;

•	determines the securities and other assets that the Company purchases, retains or sells;

•	performs due diligence on prospective investments; and

•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Advisory Agreement, the Company has agreed to pay the Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and incentive fee is ultimately borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.75% of the Company’s average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets at the end of its two most recently completed calendar quarters. Such amount is appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases during a calendar quarter. Base management fee for any partial month or quarter are appropriately pro-rated.

The incentive fee, which provides the Adviser with a share of the income it generates for the Company, consists of two components—investment income and capital gains—which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, the Company pays the Adviser 20.0% of the amount by which the Company’s pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which the Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser receives 20.0% of the Company’s pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be regulated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be regulated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be regulated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be regulated as a BDC. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of the Company’s election to be regulated as a BDC. The Company elected to be regulated as a BDC on March 5, 2014.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss, subject to the total return requirement described in the preceding paragraph. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company may pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized losses subject to the total return requirement. The Company’s net investment income used to calculate this component of the incentive fee is also included in the amount of the Company’s assets used to calculate the 1.75% base management fee. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuance or repurchase during the current quarter.

Under the capital gains component of the incentive fee, the Company pays the Adviser at the end of each calendar year 20.0% of the Company’s aggregate cumulative realized capital gains from inception through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized losses through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” does not include any unrealized gains. It should be noted that the Company accrues an incentive fee for accounting purposes taking into account any unrealized gains in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

The base management fee accrued and payable, income incentive fee accrued and payable, and capital gains incentive fee accrued are included in the Company’s condensed consolidated financial statements and summarized in the table below. The Adviser has agreed to exclude the U.S. Treasury bills acquired at the end of each applicable quarter in the calculation of gross assets for purposes of determining its base management fee. There were no net realized capital gains since the inception of the Company and, thus, no capital gains incentive fee was earned or is payable. The Company had net unrealized losses during the three months ended March 31, 2017 and March 31, 2016, and, as a result, no capital gains incentive fees were recorded for the three months ended March 31, 2017 and March 31, 2016.

Management and Incentive Fees (dollars in thousands)	For the Three Months Ended March 31,
	2017	2016
Base management fee	$1,572	$1,365
Income incentive fee	$1,473	$—
Capital gains incentive fee	$—	$—

The table above presents the base management and incentive fees accrued during the period and these fees are paid in the quarter after they are earned. During the three months ended March 31, 2017, approximately $1.4 million of base management fees earned in prior periods were paid, and approximately $1.2 million of income incentive fees earned in prior periods were paid. During the three months ended March 31, 2016, approximately $1.4 million of base management fees earned in prior periods were paid, and approximately $1.5 million of income incentive fees earned in prior periods were paid.

Administration Agreement

Prior to the commencement of operations, the Board approved an administration agreement dated February 18, 2014 (the “Administration Agreement”). The Administration Agreement provides that the Administrator is responsible for furnishing the Company with office facilities and equipment and providing the Company with clerical, bookkeeping, recordkeeping services and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees, or arranges for, the performance of the Company’s required administrative services, which includes being responsible for the financial and other records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports and other materials filed with the Securities and Exchange Commission (the “SEC”) and any other regulatory authority. In addition, the Administrator assists the Company in determining and publishing net asset value, overseeing the preparation and filing of the Company’s tax returns and printing and disseminating reports and other materials to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those companies that have accepted the Company’s offer to provide such assistance.

Payments under the Administration Agreement are equal to the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the chief compliance officer and chief financial officer and their respective staffs. In addition, if requested to provide significant managerial assistance to the Company’s portfolio companies, the Administrator is paid an additional amount based on the services provided, which shall not exceed the amount the Company receives from such companies for providing this assistance.

For both the three months ended March 31, 2017 and 2016, expenses paid or payable by the Company to the Administrator under the Administration Agreement were approximately $0.4 million, of which approximately $70 thousand and $60 thousand, respectively, were paid or payable to third party service providers.

Note 4. Investments

The Company measures the value of its investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or “ASC Topic 820”, issued by the Financial Accounting Standards Board, or “FASB”. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Valuation Committee of the Board is responsible for assisting the Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Board, with the assistance of the Adviser and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Adviser considers a range of fair values based upon the valuation techniques utilized and selects a value within that range that most represents fair value based on current market conditions as well as other factors the Adviser’s senior investment team considers relevant. The Board makes this fair value determination on at least a quarterly basis or at such other times when the Board feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—	Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—	Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—	Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the Adviser’s senior investment team;

•

At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, the Board does not intend to have de minimis investments of less than 1.0% of the Company’s gross assets (up to an aggregate of 10.0% of the Company’s gross assets) independently reviewed, given the expenses involved in connection therewith;

•	The Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board; and

•

The Board then discusses valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio based on the input of the Adviser, the respective independent valuation firms and the Valuation Committee.

Debt Investments

The debt investments identified on the condensed consolidated schedules of investments are loans and equipment leases made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by a select group of leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and thus the Adviser’s senior management team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of debt investments, the Company compares the cost basis of each debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to these debt investments, in order to determine a comparable range of effective market interest rates. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance and the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Changes in these unobservable inputs could result in significantly different fair value measurements.

Under certain circumstances, an alternative technique may be used to value certain debt investments that better reflected the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm’s length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Warrants

The fair value of the warrants is primarily estimated using a Black Scholes option pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors, but not limited to, the following:

•

Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques included option pricing models, including back solve techniques, probability weighted expected return models and other techniques as determined to be appropriate.

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

Other adjustments, including a marketability discount on private company warrants, are estimated based on the Adviser’s judgment about the general industry environment. Changes in this unobservable input could result in a significantly different fair value.

•

Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

Under certain circumstances alternative techniques may be used to value certain warrants that better reflect the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arm’s-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to its investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions of comparable companies to estimate fair value. These valuation methodologies involve a significant degree of judgment. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

The following is a summary by investment type of the fair value according to inputs used in valuing investments listed in the accompanying condensed consolidated schedules of investments as of March 31, 2017 and December 31, 2016.

Investment Type (dollars in thousands)	As of March 31, 2017
	Level 1	Level 2	Level 3	Total
Debt investments	$—	$—	$313,051	$313,051
Warrants	—	—	8,055	8,055
Equity investments	3,261	—	4,041	7,302
Short-term investments	79,963	—	—	79,963

Total investments	$83,224	$—	$325,147	$408,371

Investment Type (dollars in thousands)	As of December 31, 2016
	Level 1	Level 2	Level 3	Total
Debt investments	$—	$—	$360,007	$360,007
Warrants	—	—	8,238	8,238
Equity investments	—	4,430	1,636	6,066
Short-term investments	39,990	—	—	39,990

Total investments	$39,990	$4,430	$369,881	$414,301

The following tables present additional information about Level 3 investments measured at fair value for the three months ended March 31, 2017 and March 31, 2016. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Level 3 Investment Activity (dollars in thousands)	For the Three Months Ended March 31, 2017
	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of January 1, 2017	$360,007	$8,238	$1,636	$369,881
Fundings of investments, at cost	11,762	157	2,400	14,319
Principal payments and sale proceeds received from investments	(55,200)	—	—	(55,200)
Amortization and accretion of fixed income premiums and discounts, net and end-of term payments	(1,197)	—	—	(1,197)
Realized losses on investments	—	(1,681)	—	(1,681)
Net change in unrealized gains (losses) included in earnings	(2,638)	1,341	5	(1,292)
Payment-in-kind coupon	317	—	—	317

Totals	$313,051	$8,055	$4,041	$325,147

Net change in unrealized gains (losses) on Level 3 investments held as of March 31, 2017	$(296)	$1,098	$5	$808

Level 3 Investment Activity (dollars in thousands)	For the Three Months Ended March 31, 2016
	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of January 1, 2016	$259,585	$8,067	$3,639	$271,291
Fundings of investments, at cost	55,363	660	—	56,023
Principal payments received on investments	(32,438)	—	—	(32,438)
Amortization and accretion of fixed income premiums and discounts, net and end-of term payments	795	—	—	795
Realized losses on investments	—	(498)	—	(498)
Net change in unrealized gains included in earnings	(13,365)	38	5	(13,322)
Payment-in-kind coupon	640	—	—	640

Totals	$270,580	$8,267	$3,644	$282,491

Net change in unrealized gains (losses) on Level 3 investments held as of March 31, 2016	$(13,336)	$(111)	$5	$(13,442)

Realized gains and losses are included in net realized gains (losses) on investments in the condensed consolidated statements of operations. There were realized losses of approximately $1.7 million and $0.7 million, as a result of writing off certain warrants during the three months ended March 31, 2017 and March 31, 2016, respectively.

Unrealized gains and losses are included in net change in unrealized gains (losses) on investments in the condensed consolidated statements of operations. The change in net unrealized gains (losses) for Level 3 investments in debt, equity and warrants are summarized in the tables above. In addition to the unrealized gains and losses for Level 3 investments, during the three months ended March 31, 2017, there were changes in unrealized gains of approximately $1 thousand on U.S. Treasury bills. For the three months ended March 31, 2016, there were changes in unrealized losses of approximately $5 thousand on U.S. Treasury bills.

During the three months ended March 31, 2017, the Company had debt investments in two portfolio companies on non-accrual with aggregate investment cost and approximate fair value of $30.4 million and $29.0 million, respectively. During the three months ended March 31, 2016, the Company had debt investments in one portfolio company on non-accrual with aggregate investment cost and fair value of approximately $14.5 million and $5.9 million, respectively.

For the three months ended March 31, 2017 and March 31, 2016, the Company recognized approximately $52 thousand and $0.4 million in other income, respectively, consisting of $40 thousand and $0.4 million, respectively, from the termination or expiration of unfunded commitments and approximately $12 thousand and $0, respectively, from amortization of certain fees paid by companies and other income.

The following tables provide a summary of quantitative information about the Level 3 fair value measurements of investments as of March 31, 2017 and December 31, 2016. In addition to the techniques and inputs noted in the tables below, the Company may also use other valuation techniques and methodologies when determining fair value measurements. The tables below are not intended to be all inclusive, but rather provide information on significant Level 3 inputs as they relate to the fair value measurements of investments.

Level 3 Investments (dollars in thousands)	As of March 31, 2017
	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$284,074	Discounted Cash Flows	Discount Rate	2.50% - 28.93% (13.75%)
	24,200	Expected Recovery	N/A	N/A
	4,777	Discounted Expected Recovery	N/A	N/A
Warrants	5,933	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	0.80x - 8.00x (3.85x)
			Volatility	40.00% - 70.00% (50.80%)
			Term	1.00 - 7.00 Years (3.05 Years)
			Discount for Lack of Marketability	0.00% - 32.70% (13.70%)
	2,122	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	25.00% - 30.00% (25.30%)
			Term	1.25 - 1.25 Years (1.25 Years)
Equity investments	1,641	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.75x - 6.00x (3.56x)
			Volatility	40.00% - 60.00% (50.90%)
			Term	1.00 - 2.50 Years (1.55 Years)
			Discount for Lack of Marketability	0.00% - 23.70% (12.60%)
	2,400	Last Equity Financing	Price per share	$2.77 - $6.63

Total investments	$325,147

Level 3 Investments (dollars in thousands)	As of December 31, 2016
	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$355,230	Discounted Cash Flows	Discount Rate	2.50% - 25.00% (14.32%)
	4,777	Discounted Expected Recovery	N/A	N/A
Warrants	6,089	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	0.34x - 8.00x (3.43x)
			Volatility	40.00% - 70.00% (53.30%)
			Term	1.00 - 7.00 Years (2.98 Years)
			Discount for Lack of Marketability	0.00% - 32.70% (14.10%)
	2,149	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	25.00% - 30.00% (25.40%)
			Term	1.25 - 2.25 Years (1.33 Years)
Equity investments	1,636	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.50x - 6.00x (3.57x)
			Volatility	45.00% - 60.00% (51.70%)
			Term	1.00 - 2.50 Years (1.55 Years)
			Discount for Lack of Marketability	0.00% - 23.70% (12.90%)

Total investments	$369,881

As of March 31, 2017, the fair values for all but two of the Company’s debt investments were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date. The Company’s debt investments in KnCMiner AB includes risk and time discounted expected recoveries including cash from asset sales completed as well as preferred shares received from GoGreen Light AB, which acquired certain assets from KnCMiner AB. Such preferred shares entitle the Company to receive annual cash distributions based on a percentage of the net income of GoGreen Light AB. The Company’s debt investments in Xirrus, Inc. were valued as of March 31, 2017 based on the actual amounts received in April 2017 in conjunction with a sale of the company and repayment of its outstanding loans. As of December 31, 2016, the fair values for all but one of the Company’s debt investments (KnCMiner AB) were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date.

As of March 31, 2017 and December 31, 2016, fair values for all but two warrant positions were estimated using an Option-Pricing Method that values individual equity classes based on their economic rights and preferences using the Black Scholes Option-Pricing Model. Two warrant positions were valued using a combination of the Option-Pricing Method and the Probability-Weighted Expected Return Method given the outlook for those portfolio companies. As of March 31, 2017, all but two equity investments were valued using the market approach. The fair market value for two investments is derived based on the last equity financing round. As of December 31, 2016, all the equity investments were valued using the market approach.

The range of the various assumptions and weighted averages of these assumptions are summarized in the tables above.

As of March 31, 2017 and December 31, 2016, the Company had pledged certain of its debt investments and certain of its warrants with an aggregate fair value of approximately $313.7 million and $363.0 million, respectively, for borrowings under its revolving credit facility.

Note 5. Credit Risk

Debt investments may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic, economic and political developments, may significantly affect the value of these investments. In addition, the value of these investments may fluctuate as the general level of interest rates fluctuate.

In many instances, the portfolio company’s ability to repay the debt investments is dependent on additional funding by its venture capital investors, a future sale or an initial public offering. The value of these investments may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.

Note 6. Borrowings

Revolving Credit Facility

In February 2014, the Company, along with its Financing Subsidiary as borrower, entered into a credit agreement with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided the Company with a $150.0 million commitment, subject to borrowing base requirements (the “Revolving Credit Facility”). In August 2014, the Company amended the Revolving Credit Facility to increase the total commitments available there-under by $50.0 million to $200.0 million in aggregate.

Pursuant to the amendment to the Revolving Credit Facility, effective as of January 2016, borrowings under the Revolving Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including

LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the revolving period and 4.5% during the amortization period. Borrowings under the Revolving Credit Facility are secured only by the assets of the Financing Subsidiary. The Company agreed to pay Deutsche Bank a syndication fee in 12 monthly installments, of approximately 1% of the committed facility amount. The Company also agreed to pay to Deutsche Bank a fee to act as administrative agent under the Revolving Credit Facility and to pay each lender (i) a commitment fee of 0.65% multiplied by such lender’s commitment on the effective date in 12 equal monthly installments and (ii) a fee of approximately 0.75% per annum for any unused borrowings under the Revolving Credit Facility on a monthly basis. The Revolving Credit Facility contains affirmative and restrictive covenants, including but not limited to an advance rate limitation of approximately 55% of the applicable net loan balance of assets held by the Financing Subsidiary, maintenance of minimum net worth at an agreed level, a ratio of total assets to total indebtedness of not less than approximately 2:1, a key man clause relating to the Company’s Chief Executive Officer, Mr. James P. Labe, and the Company’s President and Chief Investment Officer, Mr. Sajal K. Srivastava, and eligibility requirements, including but not limited to geographic and industry concentration limitations and certain loan grade classifications. Furthermore, events of default under the Revolving Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and, (v) the Company’s failure to maintain compliance with RIC provisions at all times. The revolving period of the Revolving Credit Facility ends on February 21, 2018 and the maturity date of the Revolving Credit Facility is February 21, 2019. As of March 31, 2017 and December 31, 2016, the Company was in compliance with all covenants under the Revolving Credit Facility.

At March 31, 2017 and December 31, 2016, the Company had outstanding borrowings of $86.0 million and $115.0 million, respectively, under the Revolving Credit Facility, which is included in the Company’s condensed consolidated statements of assets and liabilities. The book value of the Revolving Credit Facility not measured at fair value on a recurring basis, approximates fair value due to the relatively short maturity, cash repayments and market interest rates of the instrument. The fair value of the Revolving Credit Facility would be categorized as Level 3 of the fair value hierarchy. Interest expense includes the interest cost charged on borrowings, the unused fee on the Revolving Credit Facility, third party administrative fees, and the amortization of deferred Revolving Credit Facility fees and expenses. These expenses are summarized in the table below.

Interest Expense and Amortization of Fees (dollars in thousands)	For the Three Months Ended March 31,
	2017	2016
Revolving Credit Facility
Interest cost charged on borrowings	$968	$162
Unused fee	183	345
Amortization of costs and other fees	231	267

Revolving Credit Facility Total	$1,382	$774

2020 Notes
Interest cost	$922	$921
Amortization of costs and other fees	101	99

2020 Notes Total	$1,023	$1,020

Total interest expense and amortization of fees	$2,405	$1,794

During the three months ended March 31, 2017 and March 31, 2016, the Company had average outstanding borrowings of $102.6 million and $18.0 million, respectively, under the Revolving Credit Facility at a weighted average interest of 3.78% and 3.56%, respectively.

2020 Notes

On August 4, 2015, the Company completed a public offering of $50.0 million in aggregate principal amount of its 6.75% Notes due 2020 (the “2020 Notes”) and received net proceeds of approximately

$48.3 million after the payment of fees and offering costs. The 2020 Notes are disclosed under “2020 Notes” in the condensed consolidated statements of assets and liabilities, net of unamortized issuance costs. The interest expense, including amortization of debt issuance costs are summarized in the table above. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on October 15, 2015. The 2020 Notes are listed on the NYSE under the symbol “TPVZ”. The 2020 Notes were issued in integral principal amount multiples (“units”) of $25. On September 2, 2015, the Company issued an additional $4.6 million in aggregate principal amount of its 2020 Notes and received net proceeds of approximately $4.5 million after the payment of fees and offering costs as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes.

At March 31, 2017 and December 31, 2016, the 2020 Notes had a market price of $25.55 per unit and $25.50 per unit, respectively, resulting in an aggregate fair value of approximately $55.8 million and $55.7 million, respectively. The 2020 Notes are recorded at amortized cost in the condensed consolidated statements of assets and liabilities. Amortized cost includes approximately $1.2 million and $1.3 million at March 31, 2017 and December 31, 2016, respectively, of deferred issuance cost which is amortized and expensed over the five year term of the 2020 Notes based on an effective yield method.

The following tables provide additional information about the level in the fair value hierarchy of the Company’s liabilities at March 31, 2017 and December 31, 2016.

Liability (dollars in thousands)	As of March 31, 2017
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility	$—	$—	$86,000	$86,000
2020 Notes, net*	—	54,584	—	54,584

*	Net of approximately $1.2 million of deferred issuance cost.

Liability (dollars in thousands)	As of December 31, 2016
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility	$—	$—	$115,000	$115,000
2020 Notes, net*	—	54,381	—	54,381

*	Net of approximately $1.3 million of deferred issuance cost.

Other Payables

On March 31, 2017, the Company purchased $80.0 million in face value of U.S. Treasury bills for settlement on April 4, 2017. On December 30, 2016, the Company purchased $40.0 million of U.S. Treasury bills for settlement on January 4, 2017. The associated payable was included in the Company’s condensed consolidated statements of assets and liabilities as of March 31, 2017 and December 31, 2016. As of March 31, 2017, the Company had no other payables other than in the ordinary course of business.

Note 7. Commitments

Commitments

As of March 31, 2017 and December 31, 2016, the Company’s unfunded commitments to ten and nine companies, respectively, totaled approximately $117.4 million and approximately $117.4 million, respectively, of which $50.0 million and $60.0 million, respectively, was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Of the approximately $117.4 million of unfunded commitments as of March 31, 2017, approximately $72.4 million will expire in 2017, $40.0 million will expire during 2018, and $5.0 million will expire during 2019, if not drawn prior to expiration.

The Company’s credit agreements contain customary lending provisions which allow it relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The Company generally expects approximately 75% of its gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods.

The tables below provide the Company’s unfunded commitments by company as of March 31, 2017 and December 31, 2016.

	As of March 31, 2017
Unfunded Commitments* (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
CrowdStrike, Inc.	$5,000	$81
Eero, Inc.	15,000	130
Farfetch UK Limited	5,000	53
FinancialForce.com, Inc.	15,000	94
Green Chef Corporation	10,000	173
MapR Technologies, Inc. (Equipment Lease)	4,352	12
Rent the Runway, Inc.	28,000	511
Stance, Inc.	15,000	166
Varsity Tutors LLC	15,000	159
WorldRemit Ltd.	5,000	62

Total	$117,352	$1,441

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

	As of December 31, 2016
Unfunded Commitments* (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
CrowdStrike, Inc.	$5,000	$81
Eero, Inc.	15,000	130
Farfetch UK Limited	5,000	53
FinancialForce.com, Inc.	15,000	94
Green Chef Corporation	10,000	173
MapR Technologies, Inc. (Equipment Lease)	4,352	12
Optoro, Inc.	25,000	40
Rent the Runway, Inc.	28,000	511
WorldRemit Ltd.	10,000	124

Total	$117,352	$1,218

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

The tables above also provide the fair value of the Company’s unfunded commitment liability as of March 31, 2017 and December 31, 2016 totaling approximately $1.4 million and $1.2 million, respectively. The fair value at the inception of the delay draw credit agreements is equal to the fees and warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in “Other accrued expenses and liabilities” in the Company’s condensed consolidated statements of assets and liabilities.

These liabilities are considered Level 3 liabilities under ASC Topic 820 because there is no known or accessible market or market indices for these types of financial instruments. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category. The below table provides additional details regarding the Company’s unfunded commitments activity during the three months ended March 31, 2017 and March 31, 2016.

Commitments Activity (dollars in thousands)	For the Three Months Ended March 31,
	2017		2016
Activity during the period:
New commitments	37,000		90,000
Fundings	(12,000)		(56,368)
Expirations / Terminations	(25,000)		(32,250)
Unfunded commitments at beginning of period	$117,352	*	$189,961

Unfunded commitments at end of period	$117,352	*	$191,343

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

The following table provides additional information on the Company’s unfunded commitments regarding milestones, expirations, and types of loans.

Unfunded Commitments* (dollars in thousands)	As of March 31, 2017	As of December 31, 2016
Dependent on milestones	$50,000	$60,000
Expiring during:
2017	72,352	102,352
2018	40,000	10,000
2019	5,000	5,000
Growth capital loans	113,000	113,000
Equipment leases and loans	4,352	4,352

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

Backlog of Potential Future Commitments

The Company has entered into commitments with certain of its portfolio companies which permit an increase in the commitment amount in the future in the event that conditions to such increases are met. If such conditions to increase the Company’s commitments are met, these amounts may become unfunded commitments if not drawn prior to expiration. As of March 31, 2017 and December 31, 2016, this backlog of potential future commitments totaled $40.0 million, respectively.

Note 8. Financial Highlights

The financial highlights presented below are for the three months ended March 31, 2017 and March 31, 2016.

Financial Highlights (dollars in thousands, except per share data)	For the Three Months Ended March 31, or as of March 31,
	2017	2016
Per Share Data(1)
Net asset value at beginning of period	$13.51	$14.21
Changes in net asset value due to:
Net investment income	0.50	0.41
Net realized gains (losses)	(0.11)	(0.04)
Net change in unrealized gains (losses) on investments	(0.16)	(0.82)
Distributions	(0.36)	(0.36)

Net asset value at end of period	$13.38	$13.40

Net investment income per share	$0.50	$0.41
Net increase (decrease) in net assets resulting from operations per share	$0.24	$(0.45)
Weighted average shares of common stock outstanding for period	15,980,768	16,302,036
Shares of common stock outstanding at end of period	15,980,768	16,302,036

Financial Highlights (dollars in thousands, except per share data)	For the Three Months Ended March 31, or as of March 31,
	2017	2016
Ratios / Supplemental Data
Net asset value at beginning of period	$215,863	$231,646
Net asset value at end of period	$213,887	$218,520
Average net asset value	$217,420	$233,614
Total return based on net asset value per share(2)	(1.0)%	(5.7)%
Net asset value per share at beginning of period	$13.51	$14.21
Distributions per share during period	$0.36	$0.36
Net asset value per share at end of period	$13.38	$13.40
Total return based on stock price(3)	18.3%	(12.2%)
Stock price at beginning of period	$11.78	$11.96
Distributions per share during period	$0.36	$0.36
Stock price at end of period	$13.94	$10.50
Net investment income to average net asset value(4)	14.8%	11.6%
Net increase (decrease) in net assets to average net asset value(4)	7.0%	(12.5%)
Ratio of expenses to average net asset value(4)(5)	11.9%	7.5%

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.
(2)	Total return based on net asset value (“NAV”) is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share.
(3)	Total return based on stock price is the change in the ending stock price of the Company’s common stock plus distributions paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The total return is for the period shown and is not annualized.
(4)	Percentage is presented on an annualized basis.

(5)	Additional financial ratios are provided below:

Ratios (Percentages, on an annualized basis)	For the Three Months Ended March 31,
	2017	2016
Operating expenses excluding incentive fees to average net asset value	9.2%	7.5%
Income component of incentive fees to average net asset value	2.7%	0.0%
Capital gains component of incentive fees to average net asset value	0.0%	0.0%

The weighted average portfolio yield on debt investments presented below is for the three months ended March 31, 2017 and March 31, 2016.

Ratios (Percentages, on an annualized basis)(1)	For the Three Months Ended March 31,
	2017	2016
Weighted average portfolio yield on debt investments	16.8%	15.7%
Coupon income	10.1%	10.6%
Accretion of discount	0.7%	0.7%
Accretion of end-of-term payments	1.7%	3.0%
Impact of prepayments during the period	4.3%	1.4%

(1)	Weighted average portfolio yields on debt investments for periods shown are the annualized rates of interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period.

Note 9. Net Increase in Net Assets per Share

The following information sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 2017 and March 31, 2016.

Basic and Diluted Share Information (dollars in thousands, except per share data)	For the Three Months Ended March 31,
	2017	2016
Net investment income	$7,919	$6,728
Net increase (decrease) in net assets resulting from operations	$3,777	$(7,257)
Basic and diluted average weighted shares of common stock outstanding	15,980,768	16,302,036
Basic and diluted net investment income per share of common stock	$0.50	$0.41
Basic and diluted net increase (decrease) in net assets resulting from operations per share of common stock	$0.24	$(0.45)

Note 10. Equity

Since inception, the Company has issued 16,494,683 shares of common stock through an initial public offering, a concurrent private placement offering and a follow-on offering. The Company received net proceeds from these offerings of approximately $237.6 million, net of the portion of the underwriting sales load and offering costs paid by the Company.

The Company has adopted a dividend reinvestment plan for its stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if the Company declares a cash distribution to stockholders, the amount of such distribution is automatically reinvested in additional shares of common stock unless a stockholder specifically “opts out” of the dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions.

Information on the proceeds raised along with any related underwriting sales load and associated offering expenses, and the price at which common stock was issued by the Company, during the year ended December 31, 2016 is provided in the following table. During the three months ended March 31, 2017, there was no issuance of common stock.

Issuance of Common Stock for the Year Ended December 31, 2016 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Underwriting Sales Load	Offering Expenses	Gross Offering Price
First quarter 2016 distribution reinvestment	4/15/2016	46,058	452	—	—	$9.80 per share
Second quarter 2016 distribution reinvestment	6/16/2016	68,920	691	—	—	$10.03 per share
Third quarter 2016 distribution reinvestment	9/16/2016	26,527	273	—	—	$10.29 per share
Fourth quarter 2016 distribution reinvestment	12/16/2016	23,213	271	—	—	$11.68 per share

Total issuance		164,718	$1,687	$—	$—

During the fourth quarter of 2015, the Board authorized the repurchase of up to $25 million of its common stock at prices below the Company’s net asset value per share as reported in its most recent financial statements. Under the repurchase program, the Company may, but is not obligated to, repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions from time to time. The Company expects that the program will be in effect until October 31, 2017, or until the approved dollar amount has been used to repurchase shares. There was no repurchase of common stock during the three months ended March 31, 2017. The Company repurchased 485,986 shares of common stock for approximately $5.4 million during the year ended December 31, 2016.

Shares Repurchased for the Year Ended December 31, 2016 (dollars in thousands, except per share data)	Date	Number of Shares Repurchased	Approximate Dollar Value of Shares Repurchased	Average Price per Share
Shares Repurchased	5/12/2016 to 6/16/2016	190,242	$2,002	$10.52 per share
Shares Repurchased	8/11/2016 to 8/29/2016	295,744	$3,374	$11.41 per share

Total Shares Repurchased		485,986	$5,376

The Company had 15,980,768 and 15,980,768 shares of common stock outstanding as of March 31, 2017 and December 31, 2016, respectively.

Note 11. Distributions

The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code, beginning with the Company’s taxable year ended December 31, 2014. In order to maintain its ability to be subject to tax as a RIC, among other things, the Company is required to distribute at least 90% of its net ordinary income and net realized short-term capital gains in excess of its net realized long-term capital losses, if any, to its stockholders. Additionally, to avoid a nondeductible 4% U.S. federal excise tax on certain of the Company’s undistributed income, the Company must distribute during each calendar year an amount at least equal to the sum of: (a) 98% of the Company’s ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which the Company’s capital gains exceed the Company’s capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year (unless an election is made by the Company to use its taxable year); and (c) certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax. For the tax years ended December 31, 2014 and 2015, the Company was subject to a 4% U.S. federal excise tax and the Company may be subject to this tax in future years. In such cases, the Company is liable for the tax only on the amount by which the Company does not meet the foregoing distribution requirement. The character of income and gains that the Company distributes is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The following table summarizes the Company’s cash distributions per share during the three months ended March 31, 2017, during the years ended December 31, 2016 and December 31, 2015.

Period Ended	Date Announced	Record Date	Payment Date	Per Share Amount
March 31, 2017	March 13, 2017	March 31, 2017	April 17, 2017	$0.36
December 31, 2016	November 7, 2016	November 30, 2016	December 16, 2016	$0.36
September 30, 2016	August 8, 2016	August 31, 2016	September 16, 2016	$0.36
June 30, 2016	May 9, 2016	May 31, 2016	June 16, 2016	$0.36
March 31, 2016	March 14, 2016	March 31, 2016	April 15, 2016	$0.36
December 31, 2015	November 10, 2015	November 30, 2015	December 16, 2015	$0.36
September 30, 2015	August 11, 2015	August 31, 2015	September 16, 2015	$0.36
June 30, 2015	May 6, 2015	May 29, 2015	June 16, 2015	$0.36
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36

It is the Company’s intention to distribute all or substantially all of its taxable income earned over the course of the year; thus, no provision for income tax has been recorded in the Company’s condensed consolidated statements of operations during the three months ended March 31, 2017 and March 31, 2016, respectively. For the year ended December 31, 2016, total distributions of $1.44 per share were declared and paid. Approximately $1.20 of the declared distribution represents a return of capital due to realized losses on debt investments. The balance represents a distribution of ordinary income. Since March 5, 2014 (commencement of operations) to March 31, 2017, total distributions of $4.46 per share have been declared and paid.

Note 12. Subsequent Events

Distributions

On May 9, 2017, the Company announced that its Board declared a $0.36 per share distribution, payable on June 16, 2017, to stockholders of record on May 31, 2017.

Recent Portfolio Activity

From April 1, 2017 through May 9, 2017, the Company funded $0.7 million in new investments. TPC’s direct originations platform entered into $85.0 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy. From April 1, 2017 through May 9, 2017 the Company received $22.5 million in repayments on outstanding growth capital loans from one obligor.

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

TriplePoint Venture Growth BDC Corp. is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. We have elected to be treated, and intend to qualify annually thereafter, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes, beginning with our taxable year ended December 31, 2014. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform. We refer to TriplePoint Capital LLC as “TPC” or “TriplePoint Capital.” Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors.

Our investment activities are managed by TPVG Advisers LLC, or our “Adviser,” which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of TPC.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, subscription rights or debt securities, which we refer to, collectively, as the “securities”. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the net proceeds we receive on a per share basis, before offering expenses, will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may receive net proceeds on a per share basis, before offering expenses, that are less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “TPVG.” The reported closing price for our common stock on April 20, 2017 was $14.30 per share. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make an offering pursuant to this prospectus. We completed a public offering of $54.6 million in aggregate principal amount of our 6.75% Notes due 2020 (“2020 Notes”). The 2020 Notes are currently listed on the NYSE under the symbol “TPVZ”. The reported closing price for our 2020 Notes on April 20, 2017 was $25.64 per unit.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus.

We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, and are subject to reduced public company reporting requirements. See “Regulation—Emerging Growth Company.”

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 19 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations, or by calling us collect at (650) 854-2090 or on our website at http://www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is April 26, 2017

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes to the extent required by law.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings, up to $500,000,000 of common stock, preferred stock, warrants representing rights to purchase shares of our common stock, subscription rights or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

PROSPECTUS SUMMARY

This prospectus summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus and any accompanying prospectus supplement carefully. In particular, you should read the more detailed information set forth under “Risk Factors” and the consolidated financial statements and the related notes included elsewhere in this prospectus and any accompanying prospectus supplement.

Except as otherwise indicated in this prospectus, the terms:

•	“we,” “us” and “our” refer to TriplePoint Venture Growth BDC Corp., a Maryland corporation, and its wholly owned subsidiaries;

•	“Adviser” refers to TPVG Advisers LLC, a Delaware limited liability company, our investment adviser and a subsidiary of TPC;

•	“Administrator” refers to TPVG Administrator LLC, a Delaware limited liability company, our administrator and a subsidiary of our Adviser;

•	“TPC” and “TriplePoint Capital” refer to TriplePoint Capital LLC, a Delaware limited liability company; and

•	“Financing Subsidiary” refers to TPVG Variable Funding Company LLC, a Delaware limited liability company and our wholly owned subsidiary.

TriplePoint Venture Growth BDC Corp.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” We have elected to be treated, and intend to qualify annually thereafter, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” for U.S. federal income tax purposes beginning with our taxable year ended December 31, 2014. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, or the “JOBS Act.” For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform and are the primary vehicle through which TriplePoint Capital LLC focuses its venture growth stage business.

We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “Business—Market Opportunity.” We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we target generally have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies is enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals; (ii) have superior selection processes and access to quality investment opportunities; (iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us.

We originate and invest primarily in loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, or “growth capital loans,” equipment-secured debt financings, or “equipment financings,” and, on a select basis, revolving loans, collectively “secured loans,” together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital-backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

TriplePoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. TPC’s portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, AppNexus, Bloom Energy, Chegg, Etsy, Oncomed, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square, Varonis and Workday. For information regarding TPC, see “Business—TriplePoint Capital, Senior Investment Team, Adviser and Administrator—TriplePoint Capital.”

TPC utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

•	establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

•	working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams,

strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

•

developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

•	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

•	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

In February 2014, our Adviser entered into a staffing agreement with TPC, or the “Staffing Agreement,” under which TPC makes its investment and portfolio management and monitoring teams available to our Adviser.

Senior Investment Team

Our Adviser’s senior investment team is led by TPC’s co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner over the long-term. Our Adviser’s co-founders have worked together for more than 17 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 17 years of relevant experience and an extensive network of industry contacts and venture capital relationships. See “Business—TriplePoint Capital, Senior Investment Team, Adviser and Administrator—Senior Investment Team.”

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” and is a subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to an investment advisory agreement, in February 2014, we entered into with our Adviser, or the “Investment Advisory Agreement,” we pay our Adviser a base management fee and an incentive fee for its services. For information regarding our Adviser, see “Fees and Expenses,” “Management Agreements—Investment Advisory Agreement” and “Related Party Transactions and Certain Relationships—Investment Advisory Agreement.”

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. In February 2014, we entered into an administration agreement with our Administrator, or the “Administration Agreement,” under which we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance and financial reporting functions. For information regarding our Administrator, see “Fees and Expenses,” “Management Agreements—Administration Agreement” and “Related Party Transactions and Certain Relationships—Administration Agreement.”

Our Structure

The following chart illustrates our ownership structure and relationship with TPC, our Adviser and our Administrator as of December 31, 2016:

Our Portfolio

From our inception through December 31, 2016, we committed $770.2 million to 38 companies and funded $418.8 million in debt investments to 60 companies and $1.5 million in equity and related investments to six companies. As of December 31, 2016, we had 99 investments in 33 companies and our four largest portfolio companies represented approximately 38.0% of our portfolio investments. Our investments included 63 debt investments, 29 warrant investments, and seven direct equity and related investments. As of December 31, 2016,

the total cost and fair value of these investments were approximately $370.1 million and approximately $374.3 million, respectively. As of December 31, 2016, one of our portfolio companies were publicly traded.

As of December 31, 2015, we had 85 investments in 34 companies and our four largest portfolio companies represented approximately 43.7% of our portfolio investments. Our investments included 47 debt investments, 31 warrant investments, and seven direct equity investments. The total cost and fair value of these investments were approximately $276.4 million and approximately $271.7 million, respectively. As of December 31, 2015, two of our portfolio companies were publicly traded.

Investment income includes interest income on our debt investments utilizing the effective yield method and includes cash interest income as well as the amortization of purchase premium, accretion of purchase discount, original issue discount, facilities fees, and the amortization and payment of the end-of-term (“EOT”) payments. For the years ended December 31, 2016 and December 31, 2015, investment income totaled approximately $41.8 million and $39.9 million, respectively, representing a weighted average annualized portfolio yield on debt investments for the periods held of approximately 14.4% and 17.0%, respectively. We calculate weighted average annualized portfolio yields for periods shown as the annualized rates of the interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period. The weighted average yields reported for these periods are annualized and reflect the weighted average yields to maturities. Should the portfolio companies choose to repay their loans earlier, our weighted average yields will increase for those debt investments affected but may reduce our weighted average yields on the remaining portfolio in future quarters. The yield on our portfolio, excluding the impact of prepayments, was approximately 13.7% and 15.4% for the years ended December 31, 2016 and December 31, 2015, respectively. For the year ended December 31, 2016, our total return based on net asset value per share was 8.9% and our total return based on stock price was 12.9%. For the year ended December 31, 2015, our total return based on net asset value was 9.5% and our total return based on stock price was (9.4)%.

Our weighted average annualized portfolio yield on debt investments may be higher than an investor’s yield on an investment in shares of our common stock. Our weighted average annualized portfolio yield on debt investments does not reflect operating expenses that may be incurred by us. In addition, our weighted average annualized portfolio yield on debt investments and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our weighted average annualized portfolio yield on debt investments and total return based on net asset value (“NAV”) do not represent actual investment returns to stockholders. Our weighted average annualized portfolio yield on debt investments and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. Total return based on NAV is the change in ending NAV per share plus dividends (distributed from net investment income) per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. Total return based on stock price is the change in the ending stock price of the Company’s common stock plus dividends (distributed from net investment income) paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The total return is for the period shown and is not annualized. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Our Unfunded Commitments

As of December 31, 2016 and December 31, 2015, the Company’s unfunded commitments to nine and twelve companies, respectively, totaled approximately $117.4 million and $190.0 million, respectively, of which approximately $60.0 million and $50.0 million, respectively, was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. We generally expect approximately 75% of our gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods. See also the “Commitments” note to our consolidated financial statements for additional information regarding our unfunded commitments.

Recent Developments

Distributions

On March 13, 2017, the Company announced that its Board declared a $0.36 per share regular quarterly dividend, payable on April 17, 2017 to stockholders of record on March 31, 2017.

Recent Portfolio Activity

From January 1, 2017 through March 13, 2017, the Company closed $22.0 million of additional debt commitments and funded $9.0 million in new investments. TPC’s direct originations platform entered into $38.8 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy. From January 1, 2017 through March 13, 2017 the Company received $35.0 million in prepayments on outstanding growth capital loans from two obligors.

Investment Strategy

Overview

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We pursue our investment objective by relying on a core investment philosophy described as the “Four Rs.” The Four Rs stand for:

•	Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs.

•

Reputation—We seek to preserve and extend the strong reputation of TPC’s brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

•

References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from TPC’s select group of leading venture capital investors, borrowers and entrepreneurs is a critical part of our investment origination process and differentiates us from other lenders.

•

Returns—We believe that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

We believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

•

financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

•

meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

•

support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

•

meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

•

a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. For detailed information regarding the characteristics of venture growth stage companies we target, see “Business—Market Opportunity—Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies.” We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser’s senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

Invest with TriplePoint Capital’s Select Group of Leading Venture Capital Investors

We generally expect to (i) benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser’s senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these relationships serve as an important source of investment opportunity referrals for us. We work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity.

Focus in Technology, Life Sciences and other High Growth Industries

We generally target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

•

Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking, semiconductors, software, software as a service, wireless communications and other technology related subsectors;

•

Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

•	Other High Growth Industries—areas of focus vary depending upon our Adviser’s investment strategy.

Our Adviser seeks to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company’s management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser’s senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company’s venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. Our warrant coverage generally ranges from 2% to 10% of the committed loan amount. The warrants we obtain typically include a “cashless exercise” provision to allow us to exercise these rights without any additional cash investment. We also generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns.

Utilize a Disciplined Investment Process

Our Adviser’s senior investment team leverages the more than 25 years of experience and expertise of Mr. Labe, one of TPC’s co-founders, and the track record developed by Messrs. Labe and Srivastava at TPC since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser’s senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies are enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the outlook for the borrower’s industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, determines the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

We believe that the current and near-term market environment is favorable for us to continue to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from TPC’s select group of leading venture capital investors. We and TPC have an established history of investing in companies in which these leading venture capital investors have previously invested.

Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies. We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “Business—Market Opportunity.”

Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors. By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets; (viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

Large and Growing Market for Debt Financing to Venture Capital-Backed Companies. Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity. According to the National Venture Capital Association, from January 1, 2009 through December 31, 2015, U.S. venture capital firms raised nearly $146 billion. During the same time period, U.S. Venture capital firms invested more than $246 billion of capital, which provides significant debt financing opportunities for us.

Venture Capital Support Helps to Reduce Downside Risk. In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company’s debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale. As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

Highly Fragmented, Underserved Market with High Barriers to Entry. The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

Competitive Strengths

Experienced Senior Investment Team

Our Adviser’s senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser’s co-founders have worked together for more than 17 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 17 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

TPC is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by TPC to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company’s lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We generally expect to benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and typically source investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by TPC’s reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team’s extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

We benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser’s senior investment team. We believe that the Four Rs, TPC’s core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we are highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies enables us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

Our Adviser utilizes a relationship-based lending strategy which primarily targets investment opportunities backed by TPC’s select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which drive greater additional future debt financing opportunities for us. Our Adviser’s senior investment team, with an established history as a creative, flexible and dependable financing partner, works with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Summary Risk Factors

An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 24 of this prospectus to read about factors you should consider before deciding to invest in our securities. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of TPC and our Adviser, also see “Related Party Transactions and Certain Relationships—Policies and Procedures for Managing Conflicts; Co-investment Opportunities.”

•	We may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

•

We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

•

Our business model depends, in part, upon TPC’s relationships with a select group of leading venture capital investors. Any inability of TPC to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

•

Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates is restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

•	We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

•	We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

•

Because we use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

•	Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments, which may impact our net asset value.

•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•

Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

•	If we are unable to manage our growth, our results of operations could suffer.

•	Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

•

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

•

Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

•	Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

•	If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

•	Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

Distributions

It is our intention to distribute all or substantially all of our taxable income earned over the course of the year; thus, no provision for income tax has been recorded in our consolidated statements of operations through December 31, 2016. For the year ended December 31, 2016, total distributions of $1.44 per share were declared and paid, of which approximately $1.20 of the declared distributions represents a return of capital and the balance represents a distribution of ordinary income. On March 13, 2017, we announced that our Board declared a first quarter 2017 dividend of $0.36 per share payable on April 17, 2017, to stockholders of record on March 31, 2017. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a return of capital will reduce a stockholder’s adjusted tax basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock. For purposes of issuing and publishing the Rule 19a-1 notice required under the 1940 Act, we will calculate both our current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to our stockholders. While such distributions are not taxable, they reduce a shareholder’s basis in his, her, or its shares of common stock, which may result in the shareholder recognizing more taxable capital gains, or a lower capital loss, when the shares of common stock are eventually sold. See also “Price Range of Common Stock and Distributions.”

Operating and Regulatory Structure

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act and will use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See “Regulation.” We have long-term liabilities related to our borrowings under the credit facility we entered into in February 2014 with Deutsche Bank (“Credit Facility”), acting as administrative agent and a lender, and KeyBank National Association, EverBank Commercial Finance, Inc. and AloStar Bank of Commerce, as other lenders. For a description of the Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.”

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code, commencing with our taxable year ended on December 31, 2014. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Corporate Information

Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. We maintain a website located at http://www.tpvg.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, or “us” or that “we” will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us.

Stockholder Transaction Expenses:
Sales load payable by us (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	0.00	%(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	—%

Annual Expenses (as percentage of net assets attributable to common stock):
Base management fee payable under the Investment Advisory Agreement	2.52	%(4)
Incentive fee payable under the Investment Advisory Agreement (20% of net investment income and realized capital gains)	2.18	%(5)
Interest payments on borrowed funds	3.59	%(6)
Other expenses	2.04	%(7)

Total annual expenses	10.33%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee, payable quarterly in arrears, is at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed amounts and other forms of leverage. See “Management Agreements—Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by our Adviser, remain consistent with the incentive fees that would have been earned by our Adviser (if not for the cumulative “catch-up” provision explained below) for the year ended December 31, 2016 adjusted for equity issuances. The incentive fee consists of two components, investment income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, we will pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 exceeds the cumulative incentive fees accrued and/or paid since March 5, 2014. In other words, any investment income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 minus (y) the cumulative incentive fees accrued and/or paid since March 5, 2014. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since March 5, 2014.

Under the capital gains component of the incentive fee, we pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our “aggregate cumulative realized capital gains” will not include any unrealized appreciation. It should be noted that we accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments and are based on results of operations for the year ended December 31, 2016. The costs associated with any outstanding indebtedness are indirectly borne by our common stockholders. The amount of leverage we employ at any particular time will depend on, among other things, our Board and our Adviser’s assessment of the market and other factors at the time at any proposed borrowing. For information regarding the terms of our Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.” We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” (approximately $4.5 million) represent our estimated amounts for the current fiscal year, which are based upon the results of our operations for the year ended December 31, 2016, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator. See “Management Agreements—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have approximately $99.3 million of leverage during the year and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$82	$237	$383	$709
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return entirely from realized gains	$92	$263	$421	$762

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As noted the example includes the realized gains fee from the Investment Advisory Agreement but does not include the income incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus. Financial information is presented as of and for the years ended December 31, 2016, December 31, 2015 and the period from March 5, 2014 (commencement of operations) to December 31, 2014. Financial information for the years ended December 31, 2016, December 31, 2015 and the period from March 5, 2014 (commencement of operations) to December 31, 2014 has been derived from our financial statements that were audited by Deloitte & Touche LLP, an independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

Selected Financial Information (dollars in thousands, except per share data)	For the Year Ended December 31, 2016 or as of December 31, 2016	For the Year Ended December 31, 2015 or as of December 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 or as of December 31, 2014
Statement of Operations Data:
Total investment and other income	$43,635	42,086	$25,346
Base management fee	5,525	5,428	2,723
Income and capital gains incentive fee	2,775	4,064	2,865
Interest expense and amortization of fees	7,859	6,285	3,897
All other operating expenses	4,465	4,350	3,053
Net investment income	23,011	21,959	12,808
Net realized losses on investments	(20,718)	(317)	—
Net change in unrealized gains (losses) on investments	8,833	(6,121)	1,483
Net increase in net assets resulting from operations	11,126	15,521	14,291
Share Data:
Net investment income per share	$1.42	1.46	$1.30
Net realized loss per share	$(1.28)	(0.02)	$—
Net change in unrealized gains (losses) per share	$0.55	(0.40)	$0.15
Net increase (decrease) in net assets per share	$0.69	1.03	$1.45
Distributions per share	$1.44	1.44	$1.22
Basic and diluted weighted average shares of common stock outstanding	16,160,043	15,041,088	9,869,860
Common stock outstanding at period end	15,980,768	16,302,036	9,924,171
Balance Sheet Data at Period End:
Investments at fair value	$374,311	271,717	$257,971
Short-term investments at fair value	39,990	69,995	49,995
Cash and restricted cash	15,478	38,479	14,939
Other assets	4,443	2,132	3,424
Total assets	434,222	382,323	326,329
Revolving Credit Facility	115,000	18,000	118,000
2020 Notes, net	53,288	52,910	—
Payable for U.S. Treasury bill assets	39,990	69,998	49,998
Other liabilities	10,081	9,769	13,352
Total liabilities	218,359	150,677	181,350
Net assets	215,863	231,646	144,979
Other Data:
Number of portfolio companies	33	34	27
Weighted average portfolio yield on debt investments during period	14.4%	17.0%	15.4%
Total return based on net asset value per share(1)	8.9%	9.5%	10.1%
Total return based on stock price(2)	12.9%	(9.4)%	7.1%

(1)	Total return based on net asset value (“NAV”) is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. The NAV per share as of March 5, 2014 (commencement of operations) is the NAV per share immediately after the Company’s initial public offering. The total return is for the period shown and is not annualized.
(2)	Total return based on stock price is the change in the ending stock price of the Company’s common stock plus distributions paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The stock price as of March 5, 2014 (commencement of operations) is the issuance price per share of the Company’s initial public offering. The total return is for the period shown and is not annualized.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth selected quarterly financial data for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016, and December 31, 2016. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter. This data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

Selected Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment and other income	$11,079	$9,405	$12,502	$10,649
Net investment income	$6,728	$4,958	$6,495	$4,830
Net realized gains (losses)	$(651)	$(21,336)	$1,081	$188
Net unrealized gains (losses)	$(13,334)	$16,381	$3,859	$1,927
Net increase (decrease) in net assets resulting from operations	$(7,257)	$3	$11,435	$6,945
Basic and diluted net investment income per share	$0.41	$0.30	$0.40	$0.30
Basic and diluted net increase (decrease) in net assets per share	$(0.45)	*	$0.71	$0.44
Net asset value per common share at period end	$13.40	$13.05	$13.44	$13.51

*	Less than $0.005

	For the Three Months Ended
Selected Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment and other income	$9,808	$11,606	$9,245	$11,427
Net investment income	$4,945	$6,295	$4,671	$6,048
Net realized losses	$(317)	$—	$—	$—
Net unrealized (losses) gains	$(1,889)	$753	$1,044	$(6,029)
Net increase in net assets resulting from operations	$2,739	$7,048	$5,715	$19
Basic and diluted net investment income per share	$0.48	$0.38	$0.28	$0.36
Basic and diluted net increase in net assets per share	$0.27	$0.43	$0.34	$0.00
Net asset value per common share at period end	$14.48	$14.54	$14.52	$14.21

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment. The risk factors presented below are those we believe to be the principal risk factors associated with our company given our investment objectives, investment policies and capital structure.

Risks Relating to our Business and Structure

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of certain major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriorating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the U.S. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. In addition, the impact of the federal debt ceiling or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In the past, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. The global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union. Brexit has created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

We may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were formed in June 2013. Our Adviser was formed in August 2013. We commenced operations in March 2014. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. In addition, our Adviser is subject to the regulatory requirements applicable to investment advisers under the Advisory Act. We and our Adviser have limited experience operating or advising under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources operating under this regulatory framework.

We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

Our Adviser has entered into the Staffing Agreement with TPC. Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. We depend on the diligence, skill and network of business contacts of our Adviser’s senior investment team and our executive officers to achieve our investment objective. We cannot assure you that TPC will fulfill its obligations under the Staffing Agreement or its allocation policy. Further, the Staffing Agreement may be terminated with 60 days’ prior written notice, and we cannot assure you that the Staffing Agreement will not be terminated by TPC or that our Adviser will continue to have access to the professionals and Investment Committee of TPC or its information and deal flow. The loss of any such access would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends, in part, upon TPC’s relationships with a select group of leading venture capital investors. Any inability of TPC to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

We depend, in part, upon TPC to maintain industry relationships, including with a select group of leading venture capital investors, and we utilize these relationships to source and identify potential investment opportunities, although this group of leading venture capital investors, which may be modified from time to time, is not obligated to provide us with referrals for investment opportunities. If TPC fails to maintain or develop such relationships, or if we fall out of favor with such venture capital investors, it could decrease our access to these investors or their support and we may not be able to grow our investment portfolio. We can offer no assurance that these relationships will result in any investment opportunities for us in the future. In addition, any harm to the reputation of TPC and/or its select group of leading venture capital investors or their relationships could decrease our deal flow and the outlook of our investments which could have a material adverse effect on our financial condition, results of operations and cash flows.

Our success depends on the ability of TPC and our Adviser to attract and retain qualified personnel in a competitive environment.

Our growth requires that TPC and our Adviser retain and attract new investment and administrative personnel in a competitive market. Their ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, their and our reputations and their ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with whom they compete for experienced personnel, including investment funds, have greater resources than they have.

We may not replicate the historical results achieved by TPC or members of its senior investment team.

Our focus in making investments differs from that of TPC. For example, while TPC’s portfolio consists primarily of providing financing to venture capital-backed companies across all stages of their development, including the venture growth stage, we pursue an investment strategy that is focused primarily on the venture growth stage. The profile and underwriting characteristics of an early stage venture capital-backed company are very different from those of a later stage venture capital-backed company and/or those of a venture growth stage company. Furthermore, within venture growth stage companies, the uses, structures and value propositions of debt financing vary considerably among companies and industries and require a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization and flexibility from a lender. As a result, we cannot assure you that we will replicate the historical results achieved by TPC or members of its senior investment team and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods.

The nature of our approach to our business may lead to volatility and variability from period to period with respect to new originations. Our financial condition and results of operations depends upon our ability to effectively manage credit, deploy capital and grow our business.

Our ability to achieve our investment objective depends on our Adviser’s ability to manage our business and to grow our investments and earnings. This depends on our Adviser’s ability to identify, invest in and monitor companies that meet our underwriting criteria. Furthermore, our Adviser may choose to slow or accelerate new business originations depending on market conditions, rate of investment of TPC’s select group of leading venture capital investors, our Adviser’s knowledge, expertise and experience, and other market dynamics. The achievement of our investment objective on a cost-effective basis depends upon our Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Accomplishing this result on a cost-effective basis is largely a function of our Adviser’s origination capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. Our Adviser’s senior investment team also has substantial responsibilities in connection with the management of TPC’s investment vehicles and business segments. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our financial condition, results of operations and cash flows.

Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates is restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act. In addition, any venture growth stage company in which we or TPC or its affiliates own 5% or more of its outstanding voting securities will be our affiliate for purposes of the 1940 Act. We are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors and, in certain cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from (i) buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by TPC or our Adviser or any of their affiliates or in which TPC or our Adviser or any of their affiliates also hold an interest or (ii) modifying any security that we hold in a company in which TPC or our Adviser or any of their affiliates also hold an interest without the prior approval of the SEC, which may limit our ability to take any action with respect to an existing investment or potential investment regardless of whether we conclude that the action may be in the best interest of our stockholders.

Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these investments. Although we are the primary vehicle through which TPC focuses its venture growth stage business, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment is apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We have co-invested and, in the future, may co-invest with TPC and/or investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with TPC and/or such investment funds, accounts and vehicles where the only term that is negotiated is price and generally in accordance with existing and future guidance from the SEC staff. However, we, TPC and our Adviser have filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with TPC and/or investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and TPC and/or investment vehicles managed by TPC where terms other than price are negotiated.

We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.

Our competitors include both existing and newly formed equity and debt focused public and private funds, other BDCs, investment banks, venture-oriented banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. One or more of our competitors may have or develop relationships with TPC’s select group of leading venture capital investors. We may also be limited in our ability to make an investment pursuant to the restrictions under the 1940 Act to the extent one or more of our affiliates has an existing investment with such obligor. Additionally, many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which expose them to a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our ability to be subject to tax as a RIC.

The competitive pressures we face may have a material adverse effect on our financial condition, results of operations and cash flows. We do not compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification and tax treatment as a RIC under Subchapter M of the Code.

To qualify for tax treatment as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify for tax treatment as a RIC and, thus, may be subject to corporate-level income tax. To qualify for tax treatment as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of funds available for distributions to our stockholders and the amount of funds available for new investments.

We may need to raise additional capital to grow. If additional capital is not available or not available on favorable terms, our ability to grow will be impaired.

We may need additional capital to fund new investments or unfunded commitments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, there may be fewer lenders familiar with, or willing to provide credit to, firms in our industry. The availability of debt from lenders may be more limited than it is for firms that are not in our industry due to the credit profile of our targeted borrowers or the structure and risk profile of our unrated loans. As a result, we may have difficulty raising additional capital in order to fund our loans and grow our business.

In order to maintain our ability to be subject to tax as a RIC, we will be required to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our stockholders. As a result, these earnings will not be available to fund new investments. As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous for us to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings.

In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. If our common stock trades below its net asset value, we will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities and our net asset value could decline.

A reduction in the availability of new capital or an inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have a material and adverse effect on our financial condition, results of operations and cash flows.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive cash, such as the accrual of end-of-term payments, payment-in-kind, or “PIK,” interest payments and/or original issue discount, or “OID.” Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. OID decreases our loan balance by an amount equal to the cost basis of the upfront warrants received and certain capitalized fees we receive in connection with our loan and is recognized by us as non-cash income over the life of the secured loan. Our secured loans generally include an end-of-term payment and/or PIK interest payment. Such payments, which could be significant relative to our overall investment activities are included in income before we receive any corresponding cash payment. We are also required to include in income certain other amounts that we will not receive in cash, including OID.

To the extent original issue discount instruments, such as zero coupon bonds and PIK loans, constitute a significant portion of our income, investors will be exposed to typical risks associated with such income that are required to be included in taxable and accounting income prior to receipt of cash, including the following: (a) the higher interest rates of PIK loans reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (b) PIK loans may have unreliable valuations because their accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (c) an election to defer PIK interest payments by adding them to loan principal increases our gross assets, thus increasing our investment adviser’s future base management fees, and increases future investment income, thus increasing the Adviser’s future income incentive fees at a compounding rate; (d) market prices of zero-coupon or PIK securities are affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash; (e) because original issue discount income is accrued without any cash being received by us, required cash distributions may have to be paid from offering proceeds or the sale of our assets without investors being given any notice of this fact; (f) the deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of a loan; (g) even if the accounting conditions for income accrual are met, the borrower could still default when our actual payment is due at the maturity of the loan; (h) original issue discount creates risk of non-refundable cash payments to the advisor our investment adviser on-cash accruals that may never be realized; and (i) because original issue discount will be included in our “investment company taxable income” for the year of the accrual, we may be required to make distributions to shareholders to satisfy the annual distribution requirement applicable to RICs, even where we have not received any corresponding cash amount.

Since, in these cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to maintain our tax treatment as a RIC and to avoid a 4% U.S. federal excise tax on certain of our undistributed income. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify for tax treatment as a RIC and thus be subject to corporate-level income tax.

You may not receive distributions or our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be materially and adversely affected by the impact of one or more of the risks described herein. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our Board and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations (if applicable) and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants, options or rights to acquire our common stock that expire more than 120 days from issuance, at a price below then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you may experience dilution.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets). Legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

We finance certain of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us.

We finance certain of our investments with borrowed money when we expect the return on our investment to exceed the cost of borrowing. As of December 31, 2016 and December 31, 2015, we have $115.0 million and $18.0 million, respectively, outstanding under our Credit Facility and $54.6 million each outstanding on our 2020 Notes, before reducing the unamortized debt issuance costs. The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in shares of our common stock. Lenders will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets or the assets of a subsidiary under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of the Credit Facility and 2020 Notes and any borrowing facility or other debt instrument we may enter into in the future, we are or will likely be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses, potentially triggering mandatory debt payments or asset contributions under the Credit Facility or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future Small Business Investment Company, or “SBIC,” subsidiaries, should we receive an SBIC license(s), subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ depends on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(23.99)%	(14.86)%	(5.73)%	3.41%	8.0%

(1)	Assumes $394.2 million in total assets, $99.2 million in debt outstanding and an average cost of funds of 7.92%. Actual interest payments may be different.

Based on an assumed outstanding indebtedness of $99.2 million and an assumed average cost of funds of 7.92%, our investment portfolio must experience an annual return of at least 1.29% to cover annual interest payments on such indebtedness.

In addition, the Credit Facility imposes, and any debt facilities we may enter into in the future may impose, financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax treatment as a RIC under the Code.

We may default under the Credit Facility or 2020 Notes or any future indebtedness or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our financial condition, results of operations and cash flows.

In the event we default under the Credit Facility or 2020 Notes or any future indebtedness or are unable to amend, repay or refinance any such future indebtedness on commercially reasonable terms, or at all, our business could be materially and adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility and 2020 Notes or any future indebtedness, any of which would have a material adverse effect on our financial condition, results of operations and cash flows. In addition, following any such default, the administrative agent under the Credit Facility could assume control of the disposition of any or all of our assets or restrict our utilization of any indebtedness, including the selection of such assets to be disposed and the timing of such disposition, including decisions with respect to our warrants, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. Events of default under the Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and (v) our failure to maintain compliance with RIC provisions at all times.

Because we use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

Because we borrow money to finance certain of our investments, including under the Credit Facility, our net income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable to us and attractive alternative financing sources were not available, it could have a materially adverse effect on our business, financial condition and results of operations.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our secured loans. Accordingly, an increase in interest rates may result in an increase of our income and, as a result, an increase in the incentive fee payable to our Adviser.

Provisions in the Credit Facility and 2020 Notes or any future indebtedness may limit our discretion in operating our business.

The Credit Facility and 2020 Notes are, and any future indebtedness may be, backed by all or a portion of our assets on which the lenders may have a security interest. We may pledge up to 100% of our assets or the assets of our Financing Subsidiary and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. Any security interests that we grant will be set forth in a security agreement and evidenced by the filing of financing statements by the agent for the lenders. Any restrictive provision or negative covenant in the Credit Facility, including diversification and eligibility requirements, or any of our future indebtedness limits or may limit our operating discretion, which could have a material adverse effect on our financial condition, results of operations and cash flows. A failure to comply with the restrictive provisions or negative covenants in the Credit Facility or any of our future indebtedness would or may result in an event of default and/or restrict our ability to control the disposition of our assets and our utilization of any indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations.”

Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new borrowing facility, obtain other financing to finance the growth of our investments or refinance any outstanding indebtedness on acceptable economic terms or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Business—Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms or at all. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments, which may impact our net asset value.

Most of our investments take the form of secured loans, warrants and direct equity that are not publicly traded. The fair value of loans and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our Board. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under ASC Topic 820. This means that our valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of the fair value of our investments require significant management judgment or estimation. We retain the services of one or more independent third-party valuation firms to review the valuation of these loans and other investments. The valuation for each portfolio investment, including our Level 3 investments, is reviewed at least annually by an independent third-party valuation firm. However, the Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10.0% of our gross assets) reviewed by an independent third-party valuation firm, given the expenses involved in connection therewith. The Board quarterly discusses valuations and determines, in good faith, the fair value of each investment in our portfolio based on the input of our investment adviser, the independent third-party valuation firm and the Valuation Committee. The types of factors that our Board takes into account in determining the fair value of our investments generally include, as appropriate, such factors as yield, maturity and measures of credit quality, the enterprise value of the company, the nature and realizable value of any collateral, the company’s ability to make payments and its earnings and discounted cash flow, our assessment of the support of their venture capital investors, the markets in which the company does business, comparisons to similar publicly traded companies and other relevant factors. Because such valuations, and particularly valuations of private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and other investments existed. Our net asset value could be materially and adversely affected if our determinations regarding the fair value of our loans and other investments were materially higher than the values that we ultimately realize upon the disposal of such loans and other investments.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our originations and underwriting processes, the interest rate payable on the secured loans we acquire, any prepayment made on our secured loans, the timing and amount of any warrant or equity returns, the timing of any draw downs requested by our borrowers, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an emerging growth company under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an emerging growth company as defined in the JOBS Act for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1 billion in non-convertible debt securities during the preceding three-year period. For so long as we remain an emerging growth company we have taken and will continue to be able to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended, or the “Sarbanes-Oxley Act,” reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the “Securities Act,” for complying with new or revised accounting standards. As a result, we comply with new or revised accounting standards on the same time frames as other public companies that are not “emerging growth companies.” We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Because of the exemptions from various reporting requirements provided to us as an emerging growth company under the JOBS Act, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal controls and procedures over financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an emerging growth company under the recently enacted JOBS Act, our independent registered public accounting firm is not required to attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an emerging growth company for up to five years following the completion of our initial public offering. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations or any new or changed interpretations of existing laws or regulations could have a material adverse effect on our financial condition, results of operations and cash flows.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may shift our investment focus to other types of investments in which our Adviser’s senior investment team may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our financial condition, results of operations and cash flows.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. The U.S. subsequently ratified the Paris Agreement, and it entered into force on November 4, 2016. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. We are subject to the Maryland Business Combination Act, or the “Business Combination Act,” the application of which is subject to and may not conflict with any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our directors who are not “interested persons” as such term is defined in the 1940 Act. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third-parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act, or the “Control Share Acquisition Act,” acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such an offer. However, we will not amend our bylaws to repeal the current exemption from the Control Share Acquisition Act without our Board determining that it would be in the best interests of our stockholders and without the Company first notifying the SEC staff of its intention. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

Our charter and bylaws contain other provisions that may make it difficult for a third-party to obtain control of us, including supermajority vote requirements for business transactions that are not approved by a majority of our “continuing directors,” provisions of our charter classifying our Board in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

Our Adviser has the right under the Investment Advisory Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. In addition, our Administrator has entered into a sub-administration agreement with Conifer Asset Solutions LLC to provide certain sub-administrative services to us on behalf of our Administrator. If our Adviser, our Administrator or our sub-administrator were to resign, we may not be able to find a new investment adviser, administrator or sub-administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, results of operations and cash flows as well as our ability to pay distributions to our stockholders are likely to be materially and adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser, our Administrator and our sub-administrator. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially and adversely affect our financial condition, results of operations and cash flows.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our Adviser’s disaster recovery systems and management continuity planning or a support failure from external providers during a disaster could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our Adviser’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our Adviser’s managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

Our business relies on secure information technology systems. We depend heavily upon computer systems to perform necessary business functions. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e. cyber attacks). Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems, both those provided by our investment adviser and third-party service providers, and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of our Adviser. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by Adviser and third-party service providers. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e, cyber incidents). These attacks could involve gaining unauthorized access to our information systems for misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cyber security protection and insurance costs, litigation and damage to our business relationships. In addition, certain of these systems are provided to our Adviser by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, sudden electrical or telecommunications outages, natural disasters such as earthquakes, tornadoes, and hurricanes, events arising from local or larger scale political or social matters, including terrorist attacks, and cyber attacks could cause delays or other problems in our activities. Any of the above in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

If we are unable to manage our growth, our results of operations could suffer.

Rapid growth of our portfolio would require expanded portfolio monitoring, increased personnel, expanded operational and financial systems and new and expanded control procedures. Our Adviser may be unable to attract sufficient qualified personnel or successfully manage expanded operations. As our portfolio expands, we may periodically experience constraints that would adversely affect our Adviser’s ability to identify and capitalize on investment opportunities, conduct a thorough and efficient diligence and credit analysis, close financing transactions in a timely fashion and/or effectively monitor our portfolio companies. Failure to manage growth effectively could materially and adversely affect our financial condition, results of operations and cash flows.

Risks Relating to our Conflicts of Interest

There are potential conflicts of interest that could negatively affect our investment returns.

Our investment strategy includes investments in secured loans to companies, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these companies. Although we are the primary vehicle through which TPC focuses its venture growth stage business, subject to its allocation policy and applicable law, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and the Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment will be apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

Our Adviser may be subject to conflicts of interest with respect to taking actions regarding many investments in which TPC or its affiliates also have an interest.

Although our Adviser has adopted a compliance program which includes conflicts of interest policies and procedures, that are designed to mitigate the potential actual or perceived conflicts between us, on the one hand, and TPC and its affiliates, on the other hand, it may not eliminate all potential conflicts. TPC and its affiliates may have previously made investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments in some of the same venture growth stage companies in which we expect to invest. In certain of these circumstances, we may have rights and privileges that give us priority over others associated with the issuer, such as TPC or its affiliates. These rights, if exercised, could have a detrimental impact on the value of the investment made by TPC or its affiliates in the issuer, and as a result our Adviser may not exercise the Company’s rights if the Adviser believes TPC or its affiliates would be disadvantaged by the Company taking such action, even if it is in the best interests of our stockholders. In addition, our Adviser may be subject to a conflict in seeking to make an investment in an issuer in which TPC or its affiliates have already invested, and we may still choose to make such investment, where permissible, subject to the approval of a majority of our directors who have no financial interest in the investment and a majority of our independent directors. In such a scenario, our Adviser may be influenced to make an investment or take actions in order to protect the interests of TPC or its affiliates in the issuer.

The base management and incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay a base management fee and an incentive fee to our Adviser. The Investment Advisory Agreement that we entered into with our Adviser provides that these fees are based on the value of our adjusted gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of our total assets, our Adviser benefits when we incur debt or use leverage. This fee structure may encourage our Adviser to cause us to borrow money to finance additional investments. Our Board is charged with protecting our interests by monitoring how our Adviser addresses these and other conflicts of interest associated with its management services and compensation. While our Board does not review or approve each investment decision, borrowing or incurrence of leverage, our independent directors periodically review our Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our Adviser may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined, which is calculated separately in two components as a percentage of the interest and other investment income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our Adviser to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, our Adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on investment income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, our Adviser may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to our pre-incentive fee net investment income.

We may pay our Adviser an incentive fee on certain investments that include a deferred interest feature.

We underwrite our loans to generally include an end-of-term payment, a PIK interest payment and/or OID. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income or OID until they are paid. In addition, in connection with our equity related investments, we may be required to accrue OID on a secured loan an amount equal to the value of the warrants we receive in connection with the origination of the secured loan and then accrete such OID into income over the life of the secured loan. Under these types of investments, we accrue interest during the life of the loan on the end-of-term payment, PIK interest payment and/or OID but do not receive the cash income from the investment until the end of the term. However, our pre-incentive fee net investment income, which is used to calculate the income portion of our incentive fee, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash, such as an end-of-term payment, a PIK interest payment and/or OID.

The valuation process for certain of our investments may create a conflict of interest.

For many of our investments, no market-based price quotation is available. As a result, our Board determines the fair value of these secured loans, warrants and equity investments in good faith as described above in “—Relating to our Business and Structure—Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.” In connection with that determination, our Adviser’s senior investment team provides our Board with valuation recommendations based upon the most recent and available information, including industry outlook, capitalization, financial statements and projected financial results of each portfolio company. Other than de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets), the valuation for each investment is reviewed by an independent valuation firm annually and the ultimate determination of fair value is made by our Board, including our interested directors, and not by such independent valuation firm. The Board, however, may request at its discretion to have such de minimis investments valued by an independent valuation firm. In addition, Messrs. Labe and Srivastava, each an interested member of our Board, have a material pecuniary interest in our Adviser. The participation of our Adviser’s senior investment team in our valuation process, and the pecuniary interest in our Adviser by certain members of our Board, could result in a conflict of interest as our Adviser’s base management fee is based, in part, on the value of our average adjusted gross assets, and our Adviser’s incentive fee is based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to our arrangements with TPC and our Administrator.

In February 2014, we entered into the License Agreement with TPC under which TPC granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. In addition, in February 2014, we entered into the Administration Agreement with our Administrator pursuant to which we are required to pay our Administrator an amount equal to the allocable portion of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. See also “Management Agreements—Administration Agreement.” This creates conflicts of interest that our Board will monitor. For example, under the terms of the License Agreement, we are unable to preclude TPC from licensing or transferring the ownership of the “TriplePoint” name to third-parties, some of whom may compete against us. Consequently, we are unable to prevent any damage to goodwill that may occur as a result of the activities of TPC or others. Furthermore, in the event the License Agreement is terminated, we will be required to change our name and cease using “TriplePoint” as part of our name. See also “Management Agreements—License Agreement.” Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The Investment Advisory Agreement was not negotiated at arm’s length and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

Pursuant to the terms of the Investment Advisory Agreement, our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence of our investments and monitoring our investment portfolio on an ongoing basis. The Investment Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to our Adviser, may not be as favorable to us as if it had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under the Investment Advisory Agreement because of our desire to maintain our ongoing relationship with our Adviser.

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board in following or declining to follow our Adviser’s advice or recommendations. Under the Investment Advisory Agreement, our Adviser and its professionals and any person controlling or controlled by our Adviser are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the

Investment Advisory Agreement, we have agreed to indemnify our Adviser and its professionals from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Risks Relating to our Investments

Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

A consequence of our investment strategy is that our investment returns will be materially and adversely affected if the companies or the industries we target perform poorly. Beyond the asset diversification requirements to which we will be subject as a RIC and any concentration limitations we have agreed or may agree to as part of the Credit Facility or any future indebtedness, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one company and our investments could be concentrated in relatively few industries.

Our investments may be subject to extensive regulation by U.S. and foreign federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

Our portfolio is composed of investments exclusively in the technology, life sciences and other high growth industries, including clean technology. As a result, a downturn in any of these industries and particularly those in which we are heavily concentrated could materially and adversely affect our financial condition, results of operations and cash flows.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio consists of a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is currently less diversified than the portfolios of others, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in an individual company may be significant. As a result, if a significant investment fails to perform as expected, it may be subject to multiple credit rating downgrades on our internal rating scale within a short period of time. As a result of such deterioration in the performance of a significant investment, our financial condition, results of operations and cash flows could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

Our investment strategy includes a primary focus on venture growth stage companies, which are subject to many risks, including dependence on the need to raise additional capital, volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs, periodic downturns, below investment grade ratings, which could cause you to lose all or part of your investment in us.

We invest primarily in venture growth stage companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns, compared to more mature companies. The revenues, income (or losses), and projected financial performance and valuations of venture growth stage companies can and often do fluctuate suddenly and dramatically. For these reasons, investments in our portfolio companies, if rated by one or more ratings agency, would typically be rated below “investment grade,” which refers to securities rated by ratings agencies below the four highest rating categories. Our target venture growth stage companies are geographically concentrated and are therefore highly susceptible to materially negative local, political, natural and economic events. In addition, high growth industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in high growth industries, together with cyclical economic downturns, may result in substantial decreases in the value of many venture growth stage companies and/or their ability to meet their current and projected financial performance to service our debt. Furthermore, venture growth stage companies also typically rely on venture capital and private equity investors, or initial public offerings, or sales for additional capital.

Venture capital firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities. To the extent that venture capital firms’ limited partners are unable or choose not to fulfill their ongoing funding obligations, the venture capital firms may be unable to continue operationally and/or financially supporting the ongoing operations of our portfolio companies which could materially and adversely impact our financing arrangement with the portfolio company.

These companies, their industries, their products and customer demand and the outlook and competitive landscape for their industries are all subject to change which could adversely impact their ability to execute to their business plans and generate cash flow or raise additional capital which would serve as the basis for repayment of our loans. Therefore, our venture growth stage companies may face considerably more risk of loss than do companies at other stages of development.

Some of our portfolio companies may need additional capital, which may not be readily available.

Venture growth stage companies may require additional equity financing if their cash flow from operating activities is insufficient to satisfy their continuing growth, working capital and other requirements. Each round of venture financing is typically intended to provide a venture capital-backed company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our venture growth stage companies will seek additional capital. It is possible that one or more of our venture growth stage companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns, the fair value of our portfolio and our ability to restructure our investments. Some of these companies may be unable to obtain sufficient financing from private investors, public or private capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, if regulatory review processes extend longer than anticipated and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

Our existing and/or future portfolio companies may not draw on any of our unfunded obligations or may draw our outstanding unfunded obligations at a time when our capital is not readily available.

A commitment to extend credit is a formal agreement to lend funds to our portfolio companies as long as there is no violation of any condition established under the agreement. The actual borrowing needs of our portfolio companies under these commitments have historically been lower than the contractual amount of the commitments. A portion of these commitments expire without being drawn upon, and as such, the total amount of unfunded commitments does not reflect our expected future cash funding requirements.

As of December 31, 2016, our unfunded obligations to nine portfolio companies totaled approximately $117.4 million. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. We cannot assure you that any of these unfunded or any future obligations will be drawn by the venture growth stage companies. Of these unfunded commitments, $60.0 million are dependent upon the portfolio companies reaching certain milestones before the debt commitment becomes available to the portfolio company. Of the approximately $117.4 million of unfunded obligations, approximately $102.4 million expire during 2017, $10.0 million expire during 2018, and $5.0 million expire during 2019 if not drawn prior to expiration. In addition, of the approximately $117.4 million of unfunded obligations, $113.0 million represent obligations for growth capital loans and approximately $4.4 million for equipment financing. Fifteen funding commitments to twelve customers expired during the year ended December 31, 2016. We entered into commitments with certain portfolio companies which permit an increase in the commitment amount in the future in the event that conditions to such increases are met. If such conditions to increase are met, these amounts may become unfunded commitments if not drawn prior to expiration. As of December 31, 2016, this backlog of potential future commitments totaled $40.0 million.

The actual borrowing needs of our portfolio companies may exceed our expected funding requirements, especially during a challenging economic environment when our portfolio companies may be more dependent on our credit commitments due to the lack of available credit elsewhere, an increasing cost of credit or the limited availability of financing from venture capital firms. In addition, investors in some of our portfolio companies may fail to meet their underlying investment commitments due to liquidity or other financing issues, which may increase our portfolio companies’ borrowing needs. Any failure to meet our unfunded credit commitments in accordance with the actual borrowing needs of our portfolio companies may have a material adverse effect on our business, financial condition and results of operations. We intend to use cash flow from normal and early principal repayments, indebtedness, any proceeds from any subsequent equity or debt offerings, and available cash to fund our outstanding unfunded obligations. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due. We may rely on assumptions, estimates, assurances and other information related to potential non-utilization of unfunded commitments by our portfolio companies as well as related to potential exit events, principal prepayments, and fee payments. To the extent these assumptions, estimates, assurances and other information are incorrect or events are delayed, we may not be able to fund commitments as they come due. To the extent we are not able to fund commitments as they come due, we may be forced to sell assets, modify the terms of our commitments or default on our commitments, and as a result, our business could be materially and adversely affected.

Unlike traditional lenders, we offer a flexible payment and covenant structure to our portfolio companies and may choose not to take advantage of certain opportunities due to our long-term investment philosophy to develop and maintain deep and longstanding relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs and to preserve our reputation.

As part of the Four Rs, our core investment philosophy, we seek to develop and maintain deep and longstanding relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs and to preserve our reputation. Accordingly, our debt-financing products generally offer borrowers a flexible payment and covenant structure which may not provide us with the same level of protection as more restrictive conditions that traditional lenders typically impose on borrowers. Furthermore, there may be situations with borrowers on our Credit Watch List where we believe that a member of TPC’s select group of venture capital investors intends to, expresses their intent to, or provides subject to milestones or contingencies, continued support, assistance and/or financial commitment to the borrower and our Adviser, based on such representation, may determine to modify or waive a provision or term of our existing loan which we would otherwise be entitled to enforce. The terms of any such modification or waiver may not be as favorable to us as we could have required, or had the right to require, and we may choose to enforce less vigorously our rights and remedies under our loans than traditional lenders due to our investment philosophy to preserve our reputation and maintain a strong relationship with the applicable venture capital investor or borrower based on their representations made to us.

Worldwide economic conditions, economic recessions or downturns, as well as political and economic conditions, could impair our venture growth stage companies and harm our operating results.

The business and operating results of our venture growth stage companies may be impacted by worldwide economic conditions. Although the U.S. economy has in recent quarters shown signs of recovery from the global recession, the strength and duration of any economic recovery will be impacted by worldwide economic growth. Any conflict or uncertainty, including due to regulatory changes, natural disasters, public health concerns, political unrest or safety concerns, could harm their financial condition and results of operations and cash flows. In addition, if the government of any country in which products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm the business of our venture growth stage companies.

Many of the venture growth stage companies in which we make investments are susceptible to economic slowdowns or recessions and may be unable to repay our secured loans during such periods. Adverse economic conditions may decrease the value of collateral securing some of our secured loans. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and materially and adversely impact our financial condition, result of operations and cash flows.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our venture growth stage companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral securing our loans. Venture growth stage companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Venture growth stage companies may have also failed to properly obtain intellectual property ownership that, under intellectual property laws, by default resides with the personnel who created the intellectual property. Consequently, venture growth stage companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a venture growth stage company is found to infringe upon or misappropriate a third-party’s patent or other proprietary rights, that company could be required to pay damages to such third-party, alter its own products or processes, obtain a license from the third-party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the company’s ability to service our debt obligation and the value of any equity securities that we own, as well as any collateral securing our obligation.

Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

In some cases, we collateralize our loans with a secured collateral position in a venture growth stage company’s assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the case of a negative pledge, the venture growth stage company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the venture growth stage company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our borrowers generally are able to repay our loans from their available capital, future capital-raising transactions or current and/or future cash flow from operations. However, to attempt to mitigate credit risks, we typically take a secured collateral position. There is a risk that the collateral securing our secured loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, may be liquidated at a price lower than what we consider to be fair value and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a borrower to raise additional capital.

In some circumstances, other creditors have claims in priority to our senior lien. Although for certain borrowers, we may be the only form of secured debt (other than potentially specific equipment financing), other borrowers may also have other senior secured debt, such as revolving loans and/or term loans, in priority to our senior lien. At the time of underwriting our loans, we generally only consider growth capital loans for prospective borrowers with sufficient collateral that covers the value of our loan as well as the revolving and/or term loans that may be in priority to our senior lien; however, there may be instances in which we have incorrectly estimated the current or future potential value of the underlying collateral or the underlying collateral value has decreased, in which case our ability to recover our investment may be materially and adversely affected.

In addition, a substantial portion of the assets securing our investment may be in the form of intellectual property, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property that is securing our loan could lose value if, among other things, the borrower’s rights to the intellectual property are challenged or if the borrower’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the borrower fails to adequately maintain or repair the equipment. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment. Any one or more of the preceding factors could materially impair our ability to recover our investment in a foreclosure.

Our portfolio companies may have limited operating histories and financial resources.

Our portfolio consists of investments in companies that have relatively limited operating histories. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the recent recession and may have limited access to capital. These businesses also frequently have less diverse product lines and a smaller market presence than larger competitors and may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical, operational and marketing resources, and typically depend upon the expertise and experience of a single individual executive or a small management team. Our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

In addition, our existing and future portfolio companies may compete with each other for investment or business opportunities and the success of one could negatively impact the other. Furthermore, some of our portfolio companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may materially and adversely affect the return on, or the recovery of, our investment. As a result, we may lose our entire investment in any or all of our portfolio companies.

We make debt investments in venture growth stage companies that generally do not have sufficient cash resources to repay our loan in full at the time of its origination.

We invest primarily in venture growth stage companies that generally do not have sufficient cash-on-hand to satisfy our loan in full at the time we originate the loan. Following our investment, these companies may be unable to successfully scale operations and increase revenue as we had anticipated at the time we made the investment. In certain circumstances, these companies may not be able to generate meaningful customer sales, commitments or orders due to unfavorable market conditions. As a result, the company may not generate sufficient cash flow to service our loan and/or the company’s venture capital investors may no longer provide the company with meaningful invested equity capital to provide a debt financing cushion to our loan. As a consequence, the company may (i) request us to restructure our loan resulting in the delay of principal repayment, the reduction of fees and/or future interest rates and/or the possible loss of principal or (ii) experience bankruptcy, liquidation or similar financial distress. We may be unable to accommodate any such restructuring request due to the eligibility requirements under the Credit Facility. The bankruptcy, liquidation and/or recovery process has a number of significant inherent risks for us as a creditor. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by one of our portfolio companies may adversely and permanently affect our investment in that company. If the proceeding is converted to liquidation, the liquidation value of the company may not equal the fair value that was believed to exist at the time of our investment. The duration of a bankruptcy, liquidation and/or recovery proceeding is also difficult to predict, and a creditor’s return on investment can be materially and adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the obligations we own may be lost by increases in the number and amount of claims or by different treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

There may be circumstances when our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we structure many investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control.

The lack of liquidity in our investments may materially and adversely affect our ability to meet our investment objectives.

The majority of our assets are invested in illiquid loans and a substantial portion of our investments in leveraged companies are subject to legal and other restrictions on resale or are otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

To the extent that we invest in equity or equity-linked securities of privately-held companies, there can be no assurances that a trading market will develop for the securities that we wish to liquidate, or that the subject companies will permit their shares to be sold through such marketplaces. A lack of initial public offering opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities that continue to require private funding. This situation may adversely affect the amount of available funding for venture growth stage companies. A lack of initial public offering opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

Even if a subject portfolio company completes an initial public offering, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after the initial public offering. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an initial public offering.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our funds available for distribution and could materially and adversely affect our ability to service our outstanding borrowings.

As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board. Decreases in the market values or fair values of our investments are recorded as unrealized losses. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our funds available for distribution in future periods and could materially and adversely affect our ability to service our outstanding borrowings.

Our stockholders do not have any input in our Adviser’s investment decisions.

Our investments are selected by our Adviser, subject to the approval of its Investment Committee. Our stockholders do not have input into our Adviser’s investment decisions. As a result, our stockholders are unable to evaluate any of our potential portfolio investments. These factors increase the uncertainty, and thus the risk, of investing in shares of our common stock.

Because we do not hold controlling equity interests in our portfolio companies, we are not able to exercise control over our portfolio companies or prevent decisions by management that could decrease the value of our investment.

We do not hold controlling equity positions in any of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are materially adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we hold in our portfolio, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investment.

We may suffer a loss if a portfolio company defaults on a loan, including the entire or partial loss of the accrued PIK interest, the end-of-term payment and/or OID, such as warrants and facility fees due to us.

Our debt-financing products generally offer a flexible payment and covenant structure to our portfolio companies which may not provide the same level of protection to us as more restrictive conditions that traditional lenders typically impose on borrowers. For example, our secured loans generally include an end-of-term payment, PIK interest payment and/or OID, such as warrants and facility fees. If a portfolio company fails to satisfy financial or operating covenants imposed by us or other lenders, the company may default on our loan which could potentially lead to termination of its loans and foreclosure on its assets. If a portfolio company defaults under our loan, this could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or equity securities that we hold, including payment to us of the end-of-term payment, PIK interest payment and/or OID, such as warrants and facility fees. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our loans could materially and adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the loans we make to our portfolio companies may be repaid prior to maturity. We expect that our investments generally allow for repayment at any time subject to penalties in certain limited circumstances. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments typically have substantially lower yields than the loan being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the loan that was repaid. As a result, our financial condition, results of operations and cash flows could be materially and adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a portion of our capital in loans that have a secured collateral position. Our portfolio companies may have, or may be permitted to incur, other debt that is secured by and ranks equally with, or senior to, all or a portion of the collateral secured by the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest or are entitled to receive payment from the disposition of certain collateral or all collateral senior to us. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the company.

The senior liens on the collateral secure the company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by senior liens on the collateral generally control the liquidation of, and are entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation depends on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the senior liens after payment in full of all obligations secured by other liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by other liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the senior liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the senior liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral;

•	waivers of past defaults under collateral documents; and

•	we may not have the ability to control or direct such actions, even if our rights, including our security interest in the collateral, are materially and adversely affected.

The disposition of our investments may result in contingent liabilities.

A substantial majority of our investments are loans. In connection with the disposition of an investment in loans, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our equity related investments are highly speculative, and we may not realize gains from these investments.

When we make a secured loan, we generally acquire warrants in the company. From time to time we may also acquire equity participation rights in connection with an investment which will allow us, at our option, to participate in current or future rounds of equity financing through direct capital investments in our portfolio companies. In addition, we may be required to accrue OID which decreases the balance on our secured loans by an amount equal to the value of the warrants we receive in connection with the applicable secured loan over its lifetime. To the extent we hold these equity related investments, we attempt to dispose of them and realize gains upon our disposition of them. However, the equity related investments we receive and make may not appreciate in value or may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business or public offering, or if the portfolio company defaults under its outstanding indebtedness, which could materially decrease the value of, or prevent us from being able to sell, the underlying equity related investment. As a result, we may not be able to realize gains from our equity related investments and any gains that we do realize on the disposition of any equity related investment may not be sufficient to offset any other losses or OID we experience or accrue.

Our investments in the life sciences industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in venture growth stage companies in the life sciences industry that are subject to extensive regulation by the Food and Drug Administration and, to a lesser extent, federal, state and other foreign agencies. If any of these companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. In addition, governmental budgetary constraints affecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might materially and adversely affect a company in this industry. Venture growth stage companies in the life sciences industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Investments in secured loans to companies with foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates making secured loans to companies with foreign operations. As of December 31, 2016, 16.0% of our portfolio consisted of companies not domiciled in the United States as they did not have their principal place of business in the United States. Investing in such companies may expose us to additional risks not typically associated with investing in U.S. companies or U.S. companies with no foreign operations. These risks include changes in exchange control regulations, intellectual property laws, political and social instability, limitations in our ability to perfect our security interests, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, we expect investing in such companies will expose us to higher administrative, legal and monitoring costs and expenses not typically associated with investing in U.S. companies or U.S. companies with no foreign operations.

We may expose ourselves to risks resulting from our use of interest rate hedging transactions.

As of December 31, 2016, 55.0% of our portfolio had a fixed interest rate. The remaining 45% of our portfolio had a floating interest rate indexed to the prime rate. Our Credit Facility bears interest at a floating rate indexed to LIBOR. We may utilize instruments such as interest rate swaps, caps, collars and/or floors to seek to hedge against fluctuations in the relative values of our fixed-rate portfolio positions and/or to hedge against the impact on our net investment income from changes in market interest rates. When we engage in interest rate hedging transactions, we may expose ourselves to risks associated with such transactions. We believe that any hedging transactions that we enter into in the future will not be considered “qualifying assets” under the 1940 Act, which may limit our hedging strategy more than other companies that are not subject to the 1940 Act.

Hedging transactions do not eliminate the risks associated with possible interest rate fluctuations on the value of our investments. These risks include: (i) the possibility that the market will move in a manner or direction that would have resulted in gain for us had an interest rate hedging transaction not been utilized, in which case our performance would have been better had we not engaged in the interest rate hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transaction used; (iii) potential illiquidity for the hedging instrument used, which may make it difficult for us to close-out or unwind an interest rate hedging transaction; and (iv) the possibility that the counterparty fails to honor its obligation. Furthermore, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the interest rate being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Our failure to make protective or follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “protective” and/or “follow-on” investments, in order to attempt to preserve or enhance the value of our initial investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company, result in a diminished current value or impair the ability or likelihood for a full recovery of the value of our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments or the follow-on investment would affect our qualification as a RIC.

Risks Relating to our Common Stock and Public Debt

Our common stock may trade below our net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below our net asset value per share, we are not able to issue additional shares of our common stock at the market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below our net asset value per share, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of our common stock trading below our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value per share.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan and participating stockholders can experience dilution in the value of their shares if we distribute shares through our dividend reinvestment plan at a price below the then current NAV.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan may be reinvested in newly-issued shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time. In addition, we may distribute shares through our dividend reinvestment plan at a price that is below the then current NAV, which would result in dilution of the value of the shares held by stockholders who participate in our dividend reinvestment plan.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment strategy may result in a higher amount of risk and higher volatility or loss of principal than alternative investment options. Our investments in venture growth stage companies with secured loans, warrants and direct equity investments may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any inability to access the capital markets;

•	realized and unrealized losses in investments in our portfolio companies;

•	the financial performance of the industries in which we invest;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	perception or reputation of TPC;

•	loss of our qualification as a RIC or BDC;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of, or loss of access to, our Adviser’s senior investment team;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not continue to have an established trading market. We cannot provide assurance that a trading market for our publicly issued debt securities will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

An investor should also be aware that there may be a limited number of buyers when such investor decides to sell its debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities that we may issue.

If debt securities are redeemable at our option, we may choose to redeem debt securities at times when prevailing interest rates are lower than the interest rate paid on debt securities. In addition, if debt securities are subject to mandatory redemption, we may be required to redeem debt securities also at times when prevailing interest rates are lower than the interest rate paid on debt securities. In this circumstance, an investor may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The 2020 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2020 Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the 2020 Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2020 Notes.

An active trading market for the 2020 Notes may not develop or be sustained, which could limit the market price of the 2020 Notes or your ability to sell them.

Although the 2020 Notes are listed on the NYSE under the symbol “TPVZ,” we cannot provide any assurances that an active trading market will develop or be sustained for the 2020 Notes or that any of the notes will be able to be sold. At various times, the 2020 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the 2020 Notes may be harmed.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our relationships with third-parties including venture capital investors;

•	the impact and timing of our unfunded commitments;

•	the expected market for venture capital investments;

•	the performance of our portfolio and other investments that we may make in the future;

•	the impact of investments that we expect to make;

•	actual and potential conflicts of interest with TPC and our Adviser and its senior investment team and Investment Committee;

•	our contractual arrangements and relationships with third-parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the ability of our Adviser to attract, retain and have access to highly talented professionals, including our Adviser’s senior investment team;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E(6)(2)(B) of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we expect to use any net proceeds we receive from the sale of securities pursuant to this prospectus for general corporate purposes, which includes making new investments in accordance with our investment objective and strategies described in this prospectus, paying operating expenses, including advisory and administrative fees and expenses, and other expenses such as due diligence expenses of potential new investments. Any supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

Pending any new investments we may make or the payment of expenses described above, we intend to invest any net proceeds, from an offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “TPVG.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value (“NAV”) per share of our common stock, the high and low closing sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Closing Sales Price(2)		Premium/ (Discount) of High Sales Price to NAV(3)	Premium/ (Discount) of Low Sales Price to NAV(3)	Declared Distributions
Period	NAV(1)	High	Low
Second Quarter of 2017 (through April 20, 2017)	*	$14.30	$13.69	*	*	*
First Quarter of 2017	*	$14.01	$12.16	*	*	$0.36
Fourth Quarter of 2016	$13.51	$12.99	$10.43	(3.8)%	(22.8)%	$0.36
Third Quarter of 2016	$13.44	$12.00	$10.45	(10.7)%	(22.2)%	$0.36
Second Quarter of 2016	$13.05	$10.87	$10.21	(16.7)%	(21.8)%	$0.36
First Quarter of 2016	$13.40	$12.17	$8.95	(9.2)%	(33.2)%	$0.36
Fourth Quarter of 2015	$14.21	$12.47	$10.33	(12.2)%	(27.3)%	$0.36
Third Quarter of 2015	$14.52	$13.47	$10.08	(7.2)%	(30.6)%	$0.36
Second Quarter of 2015	$14.54	$14.44	$13.24	(0.7)%	(8.9)%	$0.36
First Quarter of 2015	$14.48	$15.13	$13.73	4.5%	(5.2)%	$0.36

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Closing sales price as provided by the NYSE.
(3)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.
*	Not determinable at the time of filing.

On April 20, 2017, the reported sales price of our common stock was $14.30 per share. As of April 20, 2017 we had eleven stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of our common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. As of April 20, 2017, shares of our common stock traded at a premium of approximately 5.8% of the NAV attributable to those shares as of December 31, 2016. It is not possible to predict whether the shares offered hereby will trade at, above or below NAV.

Distributions

It is our intention to distribute all or substantially all of our taxable income earned over the course of the year; thus, no provision for income tax has been recorded in our consolidated statements of operations through December 31, 2016. For the year ended December 31, 2016, total distributions of $1.44 per share were declared and paid, of which approximately $1.20 of the declared distributions represents a return of capital and the balance represents a distribution of ordinary income. On March 13, 2017, we announced that our Board declared a first quarter 2017 dividend of $0.36 per share payable on April 17, 2017, to stockholders of record on March 31, 2017. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a return of capital will reduce a stockholder’s adjusted tax basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock. For purposes of issuing and publishing the Rule 19a-1 notice required under the 1940 Act, we will calculate both our current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to our stockholders. While such distributions are not taxable, they reduce a shareholder’s basis in his, her, or its shares of common stock, which may result in the shareholder recognizing more taxable capital gains, or a lower capital loss, when the shares of common stock are eventually sold.

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ended December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, we would need to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. For the tax years ended December 31, 2014 and 2015, we were subject to a 4% U.S. federal excise tax and we may be subject to this tax in future years. In such cases, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We currently intend to distribute net long-term capital gains if any, at least annually out of the assets legally available for such distributions. However, we may in the future decide to retain some or all of our long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to such stockholder’s tax basis in such stockholder’s common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against such individual stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such individual stockholder’s liability for U.S. federal income tax. We cannot assure any stockholder that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless a stockholder elects to receive distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, such stockholder should contact such broker or financial intermediary regarding the election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to our Adviser.

The following table summarizes our cash distributions per share that have been authorized by our board of directors since our initial public offering. From March 5, 2014 (commencement of operations) to December 31,

2015, these distributions represent ordinary income as our earnings exceed distributions. Approximately $1.20 per share of the distributions during the year ended December 31, 2016 represent a return of capital.

Period Ended	Date Announced	Record Date	Payment Date	Per Share Amount
March 31, 2017	March 13, 2017	March 31, 2017	April 17, 2017	$0.36
December 31, 2016	November 7, 2016	November 30, 2016	December 16, 2016	$0.36
September 30, 2016	August 8, 2016	August 31, 2016	September 16, 2016	$0.36
June 30, 2016	May 9, 2016	May 31, 2016	June 16, 2016	$0.36
March 31, 2016	March 14, 2016	March 31, 2016	April 15, 2016	$0.36
December 31, 2015	November 10, 2015	November 30, 2015	December 16, 2015	$0.36
September 30, 2015	August 11, 2015	August 31, 2015	September 16, 2015	$0.36
June 30, 2015	May 6, 2015	May 29, 2015	June 16, 2015	$0.36
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36
December 31, 2014	December 3, 2014	December 22, 2014	December 31, 2014	$0.15	(1)
	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09	(2)

(1)	Represents a special distribution.
(2)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of our initial public offering on March 5, 2014 (commencement of operations), through March 31, 2014.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2014.

Our shares are currently listed on the New York Stock Exchange (the “NYSE”) under the symbol “TPVG”. Our 6.75% Notes due 2020 (the “2020 Notes”) are currently listed on the NYSE under the symbol “TPVZ”.

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors.

We serve as the primary financing source for the venture growth stage business segment of TriplePoint Capital LLC’s global investment platform. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries.

We commenced investment activities on March 5, 2014. In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives, on March 5, 2014, we acquired our initial portfolio. The net consideration paid was approximately $121.7 million which reflected approximately $123.7 million of investments less approximately $2.0 million of prepaid interest and the fair value of unfunded commitments. We financed the acquisition of our initial portfolio by using a portion of a $200.0 million credit facility (the “Bridge Facility”) provided by Deutsche Bank AG, New York Branch (“Deutsche Bank”). On March 11, 2014, we completed our initial public offering and sold 9,840,665 shares of common stock (including 1,250,000 shares of common stock through the underwriters’ exercise of their overallotment option and the concurrent private placement of 257,332 shares of common stock to our Adviser’s senior team and other persons associated with TPC) of our common stock at an offering price of $15.00 per share. We received $141.6 million of net proceeds in connection with the initial public offering and concurrent private placement, net of the portion of the underwriting sales load and offering costs we paid. We used a portion of these net proceeds to pay down all amounts outstanding under the Bridge Facility and terminated the Bridge Facility in conjunction with such repayment.

In February 2014, we entered into a credit agreement with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements (“Credit Facility”). In August 2014, we amended the Credit Facility to increase the total commitments by $50.0 million to $200.0 million in aggregate. Effective as of a January 2016 amendment to the Credit Facility, borrowings under the Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the Credit Facility’s revolving period. The revolving period under the amended Credit Facility expires on February 21, 2018 and the maturity date of the Credit Facility is February 21, 2019.

On March 27, 2015, we priced a public offering of 6,500,000 shares of our common stock, raising approximately $93.7 million after offering costs. On April 29, 2015, we received an additional approximately $2.2 million through the issuance of 154,018 shares of our common stock as the result of the underwriters’ partial exercise of their overallotment option.

On August 4, 2015, we completed a public offering of $50.0 million in aggregate principal amount of our 2020 Notes and received net proceeds of $48.3 million after the payment of fees and offering costs. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on October 15, 2015. On September 2, 2015, we issued an additional $4.6 million in aggregate principal amount of our 2020 Notes and received net proceeds of approximately $4.5 million, after the payment of the underwriting sales load and offering costs, as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes.

Portfolio Composition, Investment Activity and Asset Quality

Portfolio Composition

We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. We invest primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or the equivalent and (iv) direct equity investments in venture growth stage companies. In connection with our growth capital loans, equipment financings and revolving loans, we generally receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns.

As of December 31, 2016, we had 99 investments in 33 companies and our four largest portfolio companies represented approximately 38% of our portfolio investments. Our investments included 63 debt investments, 29 warrant investments, and 7 direct equity and related investments. As of December 31, 2016, the total cost and fair value of these investments were approximately $370.1 million and approximately $374.3 million, respectively. As of December 31, 2016, one of our customers was publicly traded. As of December 31, 2016, the 63 debt investments with an aggregate fair value of approximately $360.0 million had a weighted average loan to enterprise value at the time of underwriting ratio of approximately 8.6%. Enterprise value of the borrower is estimated based on information available, including any information regarding the most recent rounds of borrower funding.

As of December 31, 2015, we had 85 investments in 34 companies and our four largest portfolio companies represented approximately 43.7% of our portfolio investments. Our investments included 47 debt investments, 31 warrant investments, and seven direct equity investments. As of December 31, 2015, the total cost and fair value of these investments were approximately $276.4 million and approximately $271.7 million, respectively. As of December 31, 2015, two of our customers were publicly traded. As of December 31, 2015, the 47 debt investments with an aggregate fair value of approximately $259.6 million had a weighted average loan to enterprise value at the time of underwriting ratio of approximately 19.2%. Enterprise value of the borrower is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Excluding the debt investment to Intermodal Data, Inc. (due to its foreclosure agreement to purchase certain assets and assume the outstanding obligations—see further discussion in “Asset Quality” section), the weighted average loan to enterprise value at the time of underwriting ratio was approximately 8.6% as of December 31, 2015.

The following tables provide information on the cost, fair value, and net unrealized gains (losses) of our investments in companies along with the number of companies in our portfolio as of December 31, 2016 and December 31, 2015.

	As of December 31, 2016
Investments by Type (dollars in thousands)	Cost	Fair Value	Net Unrealized Gains (losses)	Number of Investments	Number of Companies
Debt investments	$359,059	$360,007	$948	63	19
Warrants	8,034	8,238	204	29	29
Equity investments	3,023	6,066	3,043	7	6

Total Investments in Portfolio Companies	$370,116	$374,311	$4,195	99	33	*

	As of December 31, 2015
Investments by Type (dollars in thousands)	Cost	Fair Value	Net Unrealized Gains (losses)	Number of Investments	Number of Companies
Debt investments	$265,306	$259,585	$(5,721)	47	18
Warrants	7,572	8,067	495	31	31
Equity investments	3,474	4,065	591	7	7

Total Investments in Portfolio Companies	$276,352	$271,717	$(4,635)	85	34	*

*	Represents non-duplicative number of companies.

The following tables show the fair value of the portfolio of investments, by industry and the percentage of the total investment portfolio, as of December 31, 2016 and December 31, 2015.

	As of December 31, 2016
Investments in Portfolio Companies by Industry (dollars in thousands)	At Fair Value	Percentage of Total Investments
Database Software	$50,888	13.6%
Business Applications Software	48,065	12.8
E-Commerce—Clothing and Accessories	45,969	12.3
Conferencing Equipment / Services	40,524	10.8
Security Services	34,122	9.1
Wireless Communications Equipment	29,422	7.9
Network Systems Management Software	27,947	7.5
Financial Institution and Services	25,122	6.7
E-Commerce—Personal Goods	22,076	5.9
Shopping Facilitators	20,838	5.6
Biofuels / Biomass	16,065	4.3
Entertainment	7,430	2.0
Restaurant / Food Service	3,146	0.8
General Media and Content	1,422	0.4
Software Development Tools	622	0.2
Travel and Leisure	298	0.1
Multimedia / Streaming Software	166		*
Advertising / Marketing	106		*
Medical Software and Information Services	74		*
Business to Business Marketplace	9		*

Total investments in portfolio companies	$374,311	100.0%

	As of December 31, 2015
Investments in Portfolio Companies by Industry (dollars in thousands)	At Fair Value	Percentage of Total Investments
Database Software	$42,096	15.5%
E-Commerce—Clothing and Accessories	30,806	11.3
Conferencing Equipment / Services	29,834	11.0
Network Systems Management Software	27,311	10.1
Wireless Communications Equipment	25,640	9.4
E-Commerce—Household Goods	21,385	7.9
Biofuels / Biomass	21,150	7.8
Business Applications Software	14,083	5.2
E-Commerce—Personal Goods	12,005	4.4
Financial Institution and Services	11,541	4.2
Data Storage	10,606	3.9
Entertainment	10,082	3.7
Travel and Arrangement / Tourism	7,078	2.6
Communications software	5,020	1.8
Software Development Tools	740	0.3
General Media and Content	712	0.3
Specialty Retailers	518	0.2
Medical Device and Equipment	426	0.2
Travel and Leisure	298	0.1
Multimedia / Streaming Software	166	0.1
Advertising / Marketing	106		*
Medical Software and Information Services	74		*
Business to Business Marketplace	40		*

Total investments in portfolio companies	$271,717	100.0%

*	Less than 0.05%.

The following tables present the product type of our debt investments as of December 31, 2016 and December 31, 2015.

	As of December 31, 2016
Debt Investments By Financing Product (dollars in thousands)	Fair Value	Percentage of Total Debt Investments
Growth capital loans	$341,006	94.7%
Equipment leases	15,303	4.3
Equipment loans	3,698	1.0

Total debt investments	$360,007	100.0%

	As of December 31, 2015
Debt Investments By Financing Product (dollars in thousands)	Fair Value	Percentage of Total Debt Investments
Growth capital loans	$247,249	95.2%
Equipment leases	9,313	3.6
Equipment loans	3,023	1.2

Total debt investments	$259,585	100.0%

Approximately 18.7% and 18.0% of the debt investments in our portfolio as of December 31, 2016 and December 31, 2015, respectively, based on the aggregate fair value, consisted of growth capital loans where the borrower has a term loan facility, with or without an accompanying revolving loan, in priority to our senior lien.

Investment Activity

During the year ended December 31, 2016, we entered into seventeen new commitments with eight new customers and nine existing customers totaling $286.9 million, funded twenty-eight debt investments for approximately $158.3 million in principal value, acquired warrants representing approximately $2.5 million of value, and made two equity and related investments of approximately $0.2 million.

During the year ended December 31, 2015, we entered into fifteen new commitments with eight new customers, six existing customers and one previous customer totaling $213.8 million, funded seventeen debt investments for approximately $101.3 million in principal value, acquired warrants representing approximately $1.8 million of value and exercised warrants into equity with a cost basis of approximately $0.2 million in one company, and made two equity investments of approximately $0.7 million.

During the year ended December 31, 2016, three of our portfolio companies fully prepaid their outstanding principal of approximately $34.8 million and one of our portfolio companies made a partial principal prepayment of $5.0 million. During the year ended December 31, 2015, six of our portfolio companies fully prepaid their outstanding principal of approximately $73.4 million.

As of December 31, 2016, our unfunded commitments to nine companies totaled approximately $117.4 million; as of December 31, 2015, our unfunded commitments to twelve companies totaled $190.0 million. During the year ended December 31, 2016, $161.2 million in unfunded commitments expired or were terminated and approximately $158.3 million were funded. During the year ended December 31, 2015, $133.5 in unfunded commitments expired or were terminated and approximately $101.3 million were funded. The following table provides additional information on our unfunded commitments regarding milestones, expirations, and the companies’ industries, and types of loans.

Unfunded Commitments* (dollars in thousands)	As of December 31, 2016	As of December 31, 2015
Dependent on milestones	$60,000	$50,000
Expiring during:
2016	—	164,961
2017	102,352	25,000
2018	10,000	—
2019	5,000	—
Growth capital loans	113,000	185,750
Equipment leases and loans	4,352	4,211

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

Our credit agreements with our customers contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. We generally expect approximately 75% of our gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods.

The fair value at the inception of the agreement of the delay draw credit agreements with our customers is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments. As of December 31, 2016 and December 31, 2015, the fair value for these unfunded commitments totaled approximately $1.2 million and $1.1 million, respectively, and was included in “other accrued expenses and liabilities” in our consolidated statements of assets and liabilities.

Our level of investment activity can vary substantially from period to period as our Adviser chooses to slow or accelerate new business originations depending on market conditions, rate of investment of TPC’s select group of leading venture capital investors, our Adviser’s knowledge, expertise and experience, our funding capacity (including availability under our credit facility and our ability or inability to raise equity or debt capital), and other market dynamics.

The following table shows the debt commitments, fundings of debt investments (principal balance) and equity investments and non-binding term sheet activity for the years ended December 31, 2016 and December 31, 2015.

Commitments and Fundings (dollars in thousands)	For the Year Ended December 31,
	2016		2015
Debt Commitments
New customers	$190,000		$144,000
Existing customers	96,850		44,750
Previous customers	—		25,000

Total	$286,850	*	$213,750
Funded Debt Investments	$158,303		$101,289
Equity Investments	$195		$750
Non-Binding Term Sheets	$324,500		$427,000

*	Includes $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

Backlog of Potential Future Commitments

We entered into commitments with certain portfolio companies which permit an increase in the commitment amount in the future in the event that conditions to such increases are met. If such conditions to increase are met, these amounts may become unfunded commitments if not drawn prior to expiration. As of December 31, 2016, this backlog of potential future commitments totaled $40.0 million.

Payables

On December 30, 2016, we acquired $40.0 million in U.S. Treasury bills which were subsequently sold on January 4, 2017. On December 31, 2015, we acquired $70.0 million in U.S. Treasury bills which were subsequently sold on January 5, 2016. For the years ended December 31, 2016 and December 31, 2015, we acquired approximately $270.0 million and $130.0 million, respectively, of U.S. Treasury bills and sold approximately $300.0 million and $110.0 million, respectively, of U.S. Treasury bills. The purchase and sale of U.S. Treasury bills were done to efficiently meet certain diversification tests.

Asset Quality

Consistent with TPC’s existing policies, our Adviser maintains a credit watch list with borrowers placed into five groups based on our Adviser’s senior investment team’s judgment, where 1 is the highest rating and all new loans are generally assigned a rating of 2.

Category	Category Definition	Action Item
Clear(1)	Performing above expectations and/or strong financial or enterprise profile, value or coverage.	Review quarterly.

White(2)	Performing at expectations and/or reasonably close to it. Reasonable financial or enterprise profile, value or coverage. All new loans are initially graded White.	Contact portfolio company regularly in no event less than quarterly.

Yellow(3)	Performing generally below expectations and/or some proactive concern. Adequate financial or enterprise profile, value or coverage.	Contact portfolio company monthly or more frequently as determined by our Adviser’s Investment Committee; contact investors.

Orange(4)	Needs close attention due to performance materially below expectations, weak financial and/or enterprise profile, concern regarding additional capital or exit equivalent.	Contact portfolio company weekly or more frequently as determined by our Adviser’s Investment Committee; contact investors regularly; our Adviser forms a workout group to minimize risk of loss.

Red(5)	Serious concern/trouble due to pending or actual default or equivalent. May experience partial and/or full loss.	Maximize value from assets.

As of December 31, 2016, the weighted average investment ranking of our debt investment portfolio was 1.85. During the year ended December 31, 2016, there were seven changes within the credit categories. Three borrowers, Fuze, Inc. (fka Thinking Phones Networks Inc.) with a principal balance of $40.0 million, Rent the Runway, Inc. with a principal balance of $22.0 million and Farfetch UK Limited, with a principal balance of $20.0 million were upgraded from White (2) to Clear (1). One borrower, Simplivity Corporation, with a principal balance of $41.6 million was downgraded from Clear (1) to White (2) and subsequently upgraded back to Clear (1). One borrower, Virtual Instruments, Inc. with a principal balance of $31.2 million was upgraded from Orange (4) to Yellow (3). One borrower, Xirrus, Inc., with a principal balance of $20.5 million was downgraded from White (2) to Yellow (3). One borrower, KnCMiner AB, with a principal balance of $5.6 million was downgraded from White (2) to Yellow (3) and subsequently to Orange (4).

During the year ended December 31, 2015, there were five changes within the credit categories. One borrower with a principal balance of $5.0 million was upgraded from White (2) to Clear (1). One borrower with a principal balance of $6.9 million was downgraded from White (2) to Yellow (3). Two borrowers, Virtual Instruments Corporation with principal balance of $25.6 million and Mind Candy Limited with principal balance of $10.0 million, were downgraded from Yellow (3) to Orange (4). The other downgrade included the debt investments that were initially to Coraid, Inc., which were assumed by Intermodal Data, Inc. as part of the foreclosure agreement it entered into to purchase certain assets and assume the outstanding obligations owed to us. The debt investment to Intermodal Data, Inc. was ranked as Orange (4) as of December 31, 2015.

The following tables show the credit rankings for the portfolio companies that had outstanding obligations to us as of December 31, 2016 and December 31, 2015.

	As of December 31, 2016
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear(1)	$129,878	36.1%	4
White(2)	166,908	46.4	11
Yellow(3)	51,014	14.2	2
Orange(4)	12,207	3.3	2
Red(5)	—	—	—

	$360,007	100.0%	19

	As of December 31, 2015
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear(1)	$43,711	16.9%	2
White(2)	160,988	62.0	12
Yellow(3)	7,078	2.7	1
Orange(4)	47,808	18.4	3
Red(5)	—	—	—

	$259,585	100.0%	18

Results of Operations

Comparison of operating results for the years ended December 31, 2016 and December 31, 2015 and the period from March 5, 2014 (commencement of operations) to December 31, 2014

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gains (losses) and net unrealized gains (losses). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gains (losses) on investments are the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized gains (losses) on investments is the net change in the fair value of our investment portfolio.

As summarized in the table below, for the year ended December 31, 2016, our net increase in net assets resulting from operations was approximately $11.1 million, which was comprised of approximately $23.0 million of net investment income, partially offset by approximately $20.7 million of net realized losses and approximately $8.8 million of net change in unrealized gains. On a per share basis, net investment income was $1.42 per share and the net increase in net assets from operations was $0.69 per share. Our core net investment income for the year ended December 31, 2016 was approximately $23.0 million, or $1.42 per share (please refer to the reconciliation of net investment income to core net investment income below). For the year ended December 31, 2015, our net increase in net assets resulting from operations was approximately $15.5 million, which was comprised of approximately $21.9 million of net investment income, partially offset by approximately $0.3 million of net realized losses and approximately $6.1 million of net change in unrealized losses. On a per share basis, net investment income was $1.46 per share and the net increase in net assets from operations was $1.03 per share. Our core net investment income for the year ended December 31, 2015 was approximately $21.6 million, or $1.44 per share (please refer to the reconciliation of net investment income to core net investment income below). For the period from March 5, 2014 (commencement of operations) to December 31, 2014, our net increase in net assets resulting from operations was approximately $14.3 million, consisting of approximately $12.8 million in net investment income and approximately $1.5 million of net change in unrealized gains on investments. On a per share basis, net investment income was $1.30 per share and the net change in net assets from operations was $1.45 per share. Our core net investment income for the same period was approximately $13.1 million, or $1.33 per share (please refer to the reconciliation of net investment income to core net investment income below). Since we commenced operations on March 5, 2014, the results of operations for the period ended December 31, 2014 represents only 302 days of operations, as compared to 365 days for the years ended December 31, 2016 and December 31, 2015.

Our investment and other income increased by $1.5 million during the year ended December 31, 2016, as compared to the year ended December 31, 2015 primarily due to the increase in average portfolio balance in 2016. Operating expenses also increased by $0.5 million during the same period for the following reasons: lower income incentive and capital gains incentive fees of $1.3 million, higher interest expense of $1.6 million primarily due to the issuance of the 2020 Notes in the second half of 2015, increase in general and administrative expenses of $0.1 million and increase in administration agreement expenses of $0.1 million. Net investment income and core net investment income increased during the same period for the reasons noted above. Our investment and other income increased by $16.7 million during the year ended December 31, 2015, as compared to the period from March 5, 2014 (commencement of operations) to December 31, 2014 primarily due to the increase in average portfolio balance and higher prepayment activity in 2015. The year-over-year fluctuations were also due to the lower number of days of operations in 2014. Operating expenses also increased by $7.6 million during the same period for the following reasons: higher base management and incentive fees of $3.9 million due to higher asset balance and higher returns, higher interest expense of $2.4 million due to higher outstanding average balances and issuance of the 2020 Notes in the third quarter of 2015, increase in general and administrative expenses of $0.9 million and administration agreement expenses of $0.4 million primarily due to the difference in number of days of operations in 2014. Net investment income and core net investment income increased during the same period for the reasons noted above.

Net realized losses were approximately $20.7 million for the year ended December 31, 2016 primarily due to the losses on debt investments of two portfolio companies. Net realized losses were approximately $0.3 million for the year ended December 31, 2015 due to the losses on warrants of one portfolio company. There were no realized gains or losses during any period in 2014. Net change in unrealized gains during the year ended December 31, 2016, were $8.8 million as compared to a net change in unrealized losses of $6.1 million during the year ended December 31, 2015 and a net change in unrealized gains of $1.5 million during the period from March 5, 2014 (commencement of operations) to December 31, 2014. These are discussed in more detail in the tables below. Our net increase in net assets from operations changed in each period for the reasons noted above.

The table below presents our statement of operations for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Net Increase in Net Assets (dollars in thousands, except per share amounts)	For the Year Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Investment and Other Income
Interest income from investments	$41,767	$39,904	$24,674
Other income
Expirations / terminations of unfunded commitments	1,657	1,741	395
Other fees	211	441	277

Total Investment and Other Income	43,635	42,086	25,346

Operating Expenses
Base management fee	5,525	5,428	2,723
Income incentive fee	2,775	4,360	2,569
Capital gains incentive fee	—	(296)	296
Interest expense and amortization of fees	7,859	6,285	3,897
Administration agreement expenses	1,552	1,517	1,098
General and administrative expenses	2,913	2,833	1,955

Total Operating Expenses	20,624	20,127	12,538

Net investment income	23,011	21,959	12,808

Net realized and unrealized gains (losses) on investments
Net realized losses on investments	(20,718)	(317)	—
Net change in unrealized gains (losses) on investments	8,833	(6,121)	1,483

Net realized and unrealized gains (losses) on investments	(11,885)	(6,438)	1,483

Net Increase in Net Assets Resulting from Operations	$11,126	$15,521	$14,291

Net investment income per share	$1.42	$1.46	$1.30
Net increase in net assets per share	$0.69	$1.03	$1.45
Core net investment income per share	$1.42	$1.44	$1.33
Weighted average shares of common stock outstanding	16,160,043	15,041,088	9,869,860

The table below reconciles generally accepted accounting principles in the United States of America (“GAAP”) net income to core net investment income for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Net Investment Income and Core Net Investment Income (dollars in thousands, except per share amounts)	For the Year Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Net Investment Income	$23,011	$21,959	$12,808
Capital gains incentive fee	—	(296)	296

Core Net Investment Income	$23,011	$21,663	$13,104

Net Investment Income per Share	$1.42	$1.46	$1.30
Capital gains incentive fee per share	—	(0.02)	0.03

Core Net Investment Income per Share	$1.42	$1.44	$1.33

Core net investment income, unlike GAAP net investment income, excludes accrued, but as yet unearned, capital gains incentive fee. We believe an important measure of the investment income that we will be required to distribute each year is core net investment income as capital gains incentive fee is accrued based on unrealized gains but are not earned until realized gains occur. Specifically, the capital gains component of the incentive fee is paid at the end of each calendar year and is 20.0% of our aggregate cumulative realized capital gains from commencement of operations through the end of the year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized losses through the end of such year. For the foregoing purpose, our “aggregate cumulative realized capital gains” does not include any unrealized gains. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

For the years ended December 31, 2016 and December 31, 2015, no net capital gains were realized and thus no capital gains incentive fee was earned and was payable. During the same periods, we reported approximately $8.8 million in net change in unrealized gains and approximately $6.1 million in net change in unrealized losses, respectively. For the year ended December 31, 2015, we reversed previously accrued capital gains incentive fee of approximately $0.3 million. For the period from March 5, 2014 (commencement of operations) to December 31, 2014, we accrued approximately $0.3 million in capital gains incentive fee.

Investment income includes interest income on our debt investments utilizing the effective yield method and includes cash interest income as well as the amortization of purchase premium, accretion of purchase discount, original issue discount, facility fees, and the amortization and payment of the end-of-term (“EOT”) payments. For the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014, investment income totaled approximately $41.8 million, $39.9 million and $24.7 million, respectively, representing a weighted average annualized portfolio yield on debt investments for the periods held of approximately 14.4%, 17.0% and 15.4%, respectively. We calculate weighted average annualized portfolio yields for periods shown as the annualized rates of the interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period. The weighted average yields reported for these periods are annualized and reflect the weighted average yields to maturities. Should the portfolio companies choose to repay their loans earlier, our weighted average yields will increase for those debt investments affected but may reduce our weighted average yields on the remaining portfolio in future quarters. The yield on our portfolio, excluding the impact of prepayments, was approximately 13.7%, 15.4% and 14.5%, respectively, for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

The following table provides the weighted average annualized portfolio yield on our portfolio comprising of cash interest income, accretion of the net purchase discount, facility fees and the value of warrants received, accretion of EOT payments and the accelerated receipt of EOT payments on prepayments.

	For the Year Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
Portfolio Yield(1)	2016	2015	2014
Weighted average annualized portfolio yield on debt investments	14.4%	17.0%	15.4%
Coupon income	10.4%	10.6%	11.1%
Accretion of discount	0.8%	0.8%	0.4%
Accretion of end-of-term payments	2.5%	4.0%	3.0%
Impact of prepayments during the period	0.7%	1.6%	0.9%

(1)	The yields for periods shown are the annualized rates of interest income or the components of interest income recognized during the period divided by the average amortized cost on debt investments in the portfolio at the beginning of each month in the period.

For the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014, our total return based on net asset value per share was 8.9%, 9.5% and 10.1%, respectively, and our total return based on stock price was 12.9%, (9.4)% and 7.1%, respectively.

Our weighted average annualized portfolio yield on debt investments may be higher than an investor’s yield on an investment in shares of our common stock. Our weighted average annualized portfolio yield on debt investments does not reflect operating expenses that may be incurred by us. In addition, our weighted average annualized portfolio yield on debt investments and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our weighted average annualized portfolio yield on debt investments and total return based on net asset value (“NAV”) do not represent actual investment returns to stockholders. Our weighted average annualized portfolio yield on debt investments and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. Total return based on NAV is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. Total return based on stock price is the change in the ending stock price of the Company’s common stock plus distributions paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The total return is for the period shown and is not annualized.

For the year ended December 31, 2016, we recognized approximately $1.9 million in other income consisting of approximately $1.7 million due to the termination or expiration of unfunded commitments and approximately $0.2 million from the realization of certain fees paid by portfolio companies and other income. For the year ended December 31, 2015, we recognized approximately $2.2 million in other income consisting of approximately $1.8 million due to the termination or expiration of unfunded commitments and approximately $0.4 million from the realization of certain fees paid by portfolio companies and other income. For the period from March 5, 2014 (commencement of operations) to December 31, 2014, we recognized approximately $0.7 million in other income consisting of approximately $0.4 million due to the termination or expiration of unfunded commitments and approximately $0.3 million from the realization of certain fees paid by portfolio companies and other income.

Total operating expenses consisting of base management and incentive fees, interest expense, administration agreement expenses, and general and administrative expenses are summarized in the statement of operations table above. In determining the base management fee, our Adviser had agreed to exclude the U.S. Treasury bill assets acquired at the end of the applicable quarters in 2016, 2015 and 2014 in the calculation of the gross assets. We anticipate operating expenses will increase over time as our portfolio continues to grow. However, we anticipate operating expenses, as a percentage of totals assets and net assets, will decrease over time as our portfolio and capital base grow. We expect base management and income incentive fees will increase as we grow our asset base and our earnings. Capital gains incentive fee will depend on realized and unrealized gains and losses. Interest expense will increase as we utilize more of our Credit Facility, and we expect fees per the administration agreement and general and administrative agreements will increase to meet the additional requirements associated with servicing a larger portfolio.

During the year ended December 31, 2016, the net realized losses and net change in unrealized gains were approximately $11.9 million. Our net realized losses totaled $20.7 million, which consisted of realized losses on two debt investments ($14.3 million on Intermodal Data, Inc. and $6.1 million on HouseTrip Limited), and net realized losses of $0.7 million on warrants, which were offset by realized gains of $0.4 million on equity. This was partially offset by other unrealized gains on debt investments of $6.6 million and unrealized gains on warrant and equity investments of $2.2 million resulting in $8.8 million of net unrealized gains recorded during the year ended December 31, 2016. During the year ended December 31, 2015, the net change in realized and unrealized losses was $6.4 million, consisting of $0.3 million of realized losses on warrants and $6.1 million of unrealized losses. Net change in unrealized losses consisted of $6.0 million of net unrealized losses on debt investments and $0.1 million of net unrealized losses on warrant and equity investments. During the period from March 5, 2014 (commencement of operations) to December 31, 2014, the net unrealized gains of $1.5 million consisted of $0.3 million of net unrealized gains on debt investments and $1.2 million of net unrealized gains on warrant and equity investments. There were no realized gains or losses for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Net change in realized and unrealized gains or losses in subsequent periods may be volatile as it depends on changes in the market, changes in the underlying performance of our portfolio companies and their respective industries, and other market factors.

The table below summarizes our return on average total assets and return on average net asset value for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Returns on Net Asset Value and Total Assets	For the Year Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
(dollars in thousands)	2016	2015	2014
Net investment income	$23,011	$21,959	$12,808
Net increase in net assets	11,126	15,521	14,291
Average net asset value(1)	218,881	218,623	144,237
Average total assets(1)	327,798	305,118	223,344
Net investment income to average net asset value(2)	10.5%	10.0%	10.7%
Net increase in net assets to average net asset value(2)	5.1%	7.1%	12.0%
Net investment income to average total assets(2)	7.0%	7.2%	6.9%
Net increase in net assets to average total assets(2)	3.4%	5.1%	7.7%

(1)	The average net asset values and the average total assets are computed based on daily balances.
(2)	Percentage is presented on an annualized basis.

Critical Accounting Policies

The preparation of our financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our critical accounting policies in the notes to our consolidated financial statements included elsewhere in this prospectus.

Valuation of Investments

We measure the value of our investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or “ASC Topic 820,” issued by the Financial Accounting Standards Board, or “FASB.” Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Valuation Committee of the Board is responsible for assisting the Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Board, with the assistance of the Adviser and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Adviser considers a range of fair values based upon the valuation techniques utilized and generally selects a value within that range that most represents fair value based on current market conditions as well as other factors the Adviser’s senior investment team considers relevant. The Board makes this fair value determination on at least a quarterly basis or at such other times when the Board feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the Adviser’s senior investment team;

•

At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, the Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10.0% of our gross assets) independently reviewed, given the expenses involved in connection therewith;

•	The Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board; and

•

The Board then discusses valuations and determines, in good faith, the fair value of each investment in our portfolio based on the input of the Adviser, the respective independent valuation firms and the Valuation Committee.

Debt Investments

The debt investments identified on the consolidated schedule of investments are loans and equipment financings made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by a select group of leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and thus the Adviser’s senior management team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of debt investments, we compare the cost basis of each debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to these debt investments, in order to determine a comparable range of effective market interest rates. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance and the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Changes in these unobservable inputs could result in significantly different fair value measurements.

Under certain circumstances, an alternative technique may be used to value certain debt investments that better reflected the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm’s length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Warrants

The fair value of the warrants is primarily estimated using a Black Scholes option pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors, but not limited to, the following:

•

Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques included option pricing models, including back solve techniques, probability weighted expected return models and other techniques as determined to be appropriate.

•

Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

Other adjustments, including a marketability discount on private company warrants, are estimated based on the Adviser’s judgment about the general industry environment. Changes in this unobservable input could result in a significantly different fair value.

•

Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

Under certain circumstances alternative techniques may be used to value certain warrants that better reflect the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arm’s length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. We adjust the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to its investment. We may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. We may also reference comparable transactions and/or secondary market transactions of comparable companies to estimate fair value. These valuation methodologies involve a significant degree of judgment. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Income Recognition

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that we expect to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with our debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, unamortized loan origination fees and unamortized market discounts are recorded as interest income. End-of-term (EOT) payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the EOT payment using the effective interest method as non-cash income. The EOT payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due. The EOT payment may also include a cash success fee due upon the earlier of the maturity date of the loans or in the event of a certain milestone reached by the portfolio company.

For debt investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if it is deemed uncollectible.

Other income includes certain fees paid by portfolio companies (for example, extension fees, revolver loan facility fees, prepayment fees) and the recognition of the value of unfunded commitments that expired during the reporting period.

Realized/Unrealized Gains or Losses

We measure realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. We report changes in fair value of investments that are measured at fair value as a component of net change in unrealized gain (loss) on investments in the consolidated statements of operations.

U.S. Federal Income Taxes

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M the Code, for U.S. federal income tax purposes, beginning with our taxable year ending December 31, 2014. Generally, a RIC is not subject to U.S. federal income taxes on the income and gains it distributes to shareholders if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any. Additionally, a RIC must distribute at least 98% of its ordinary income and 98.2% of its capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the RIC previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. We intend to distribute sufficient dividends to maintain our RIC status each year and do not anticipate paying any material U.S. federal income taxes in the future.

Liquidity and Capital Resources

During the year ended December 31, 2016, cash used in operating activities, consisting primarily of purchases, sales and repayments of investments and the items described in “Results of Operations,” was approximately $93.7 million. Cash provided by financing activities, consisting of borrowings under our Credit Facility, net of distributions and share repurchases, was approximately $69.0 million. As of December 31, 2016, cash, including restricted cash, was approximately $15.5 million.

During the year ended December 31, 2015, cash provided by operating activities, consisting primarily of purchases, sales and repayments of investments and the items described in “Results of Operations,” was approximately $2.1 million. Cash provided by financing activities, including net proceeds from issuance of common stock and net proceeds from issuance of 2020 Notes, net of repayment of borrowings and dividend distributions, was approximately $23.4 million. As of December 31, 2015, cash, including restricted cash, was approximately $38.5 million.

On March 27, 2015, we priced a public equity offering of 6.5 million shares of our common stock, raising approximately $93.7 million after offering costs. The proceeds from this public equity offering of our common stock were received on April 1, 2015. On April 29, 2015, we received an additional approximately $2.2 million through the issuance of 154,018 shares of our Company’s common stock as the result of underwriters’ partial exercise of their overallotment option. We used a portion of the net proceeds of this offering to temporarily repay a portion of our outstanding borrowings under our Credit Facility.

As a BDC, we generally have an ongoing need to raise additional capital for investment purposes. As a result, we expect, from time to time, to access the debt and equity markets when we believe it is necessary and appropriate to do so. In this regard, we continue to explore various options for obtaining additional debt or equity capital for investments. This may include expanding or extending our credit facility, or the issuance of additional shares of our common stock or debt securities. If we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio could be substantially impacted.

Contractual Obligations

In February 2014, we entered into a credit agreement with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements. In August 2014, we amended our Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate.

As of December 31, 2016 and December 31, 2015, we had outstanding borrowings of $115.0 million and $18.0 million, respectively, under our Credit Facility, which is included in the consolidated statements of assets and liabilities. We had $85.0 million and $182.0 million of remaining capacity on our Credit Facility as of December 31, 2016 and December 31, 2015, respectively.

On August 4, 2015, we completed a public offering of $50.0 million in aggregate principal amount of our 2020 Notes and received net proceeds of $48.3 million after the payment of fees and offering costs. On September 2, 2015, we issued an additional $4.6 million in aggregate principal amount of our 2020 Notes and received net proceeds of approximately $4.5 million after the payment of fees and offering costs as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on October 15, 2015. The 2020 Notes are currently listed on the NYSE under the symbol “TPVZ”.

The table below provides a summary of when payments are due under our Credit Facility and 2020 Notes as of December 31, 2016.

Payments Due By Period (dollars in thousands)	As of December 31, 2016
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$115,000	$—	$115,000	$—	$—
2020 Notes	54,625	—	—	54,625	—

Total	$169,625	$—	$115,000	$54,625	$—

We are a party to certain delay draw credit agreements with our portfolio companies, which require us to make future advances at the companies’ discretion during a defined loan availability period. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. As of December 31, 2016 and December 31, 2015, our unfunded commitments to nine and twelve companies, respectively, totaled approximately $117.4 million and $190.0 million, respectively. See “-Investment Activity” above for additional information on our unfunded commitments regarding milestones, expirations, and types of loans.

Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. Over time, we generally expect approximately 75% of our gross unfunded commitments to be drawn before the expiration of their corresponding availability periods. We evaluate funding needs and expectations for each company at the time of commitment and as the company progresses and develops during the availability period.

As of December 31, 2016, we had a payable of approximately $40.0 million due January 4, 2017, for the acquisition of U.S. Treasury bills. On January 4, 2017, we sold the U.S. Treasury bills and settled the payable in full. As of December 31, 2015, we had a payable of approximately $70.0 million due January 5, 2016, for the acquisition of U.S. Treasury bills. We sold the U.S. Treasury bills on January 5, 2016 and settled the payable in full.

In addition to the contractual obligations set forth above, we have certain obligations with respect to the investment advisory and administration services we received during the year ended December 31, 2016. As of December 31, 2016 and December 31, 2015, the outstanding obligations totaled approximately $3.0 million and $3.1 million, respectively.

Off-Balance Sheet Arrangements

We are a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of December 31, 2016 and December 31, 2015, our off-balance sheet arrangements consisted of approximately, $117.4 million and $190.0 million, respectively, of unfunded commitments, of which $60.0 million and $50.0 million, respectively, was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our credit agreements with our customers contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company.

The table below provides our unfunded commitments by customer as of December 31, 2016 and December 31, 2015.

Unfunded Commitments* (dollars in thousands)	As of December 31, 2016	As of December 31, 2015
Birchbox, Inc.	$—	$15,000
Birst, Inc.	—	22,500
CipherCloud, Inc.	—	25,000
CrowdStrike, Inc.	5,000	—
Dollar Shave Club, Inc.	—	20,000
Farfetch UK Limited	5,000	—
Eero, Inc.	15,000	—
FinancialForce.com, Inc.	15,000	—
Green Chef Corporation	10,000	—
HouseTrip Limited	—	250
Jasper Technologies, Inc.	—	20,000
MapR Technologies, Inc. (Equipment Lease)	4,352	2,936
MapR Technologies, Inc.	—	20,000
Medallia, Inc.	—	20,000
Optoro, Inc.	25,000	25,000
Rent the Runway, Inc.	28,000	8,000
Simplivity Corporation (Equipment Lease)	—	1,275
WorldRemit Ltd.	10,000	10,000

Total	$117,352	$189,961

*	Does not include $40.0 million backlog of potential future commitments. See “—Investment Activity—Backlog of Potential Future Commitments” above.

Dividends and Distributions

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ended December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid a non-deductible 4% U.S. federal excise tax on certain of our undistributed income, we would need to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. For the tax years ended December 31, 2014 and 2015, we were subject to a 4% U.S. federal excise tax and we may be subject to this tax in future years. In such cases, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

To the extent our taxable earnings fall below the total amount of our distributions for the year, a portion of those distributions may be deemed a return of capital to our stockholders. Our Adviser monitors available taxable earnings, including net investment income and realized capital gains, to determine if a return of capital may occur for the year. The tax character of distributions will be determined at the end of the taxable year.

Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. The specific tax characteristics of our distributions will be reported to stockholders after the end of the taxable year

The following table summarizes our cash distributions per share that have been authorized by our board of directors since our initial public offering. From March 5, 2014 (commencement of operations) to December 31, 2015, these distributions represent ordinary income as our earnings exceed distributions. Approximately $1.20 per share of the distributions during the year ended December 31, 2016 represent a return of capital.

Period Ended	Date Announced	Record Date	Payment Date	Per Share Amount
December 31, 2016	November 7, 2016	November 30, 2016	December 16, 2016	$0.36
September 30, 2016	August 8, 2016	August 31, 2016	September 16, 2016	$0.36
June 30, 2016	May 9, 2016	May 31, 2016	June 16, 2016	$0.36
March 31, 2016	March 14, 2016	March 31, 2016	April 15, 2016	$0.36
December 31, 2015	November 10, 2015	November 30, 2015	December 16, 2015	$0.36
September 30, 2015	August 11, 2015	August 31, 2015	September 16, 2015	$0.36
June 30, 2015	May 6, 2015	May 29, 2015	June 16, 2015	$0.36
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36
December 31, 2014	December 3, 2014	December 22, 2014	December 31, 2014	$0.15	(1)
	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09	(2)

(1)	Represents a special distribution.
(2)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of our initial public offering on March 5, 2014 (commencement of operations), through March 31, 2014.

For the years ended December 31, 2016, December 31, 2015 and for the period from March 5, 2014 (commencement of operations) through and as of December 31, 2014, distributions paid were comprised of interest-sourced distributions (qualified interest income) in amounts equal to 95.8%, 95.1%, and 97.0% of total distributions paid, respectively.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an advisory agreement, dated February 18, 2014, with our Adviser. Certain of our officers are also principals of the Adviser.

•

We have entered into an administration agreement, dated February 18, 2014 (the “Administration Agreement”), with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Certain of our officers are also principals of the Administrator.

•	We have entered into a license agreement with TPC pursuant to which TPC has agreed to grant us a non-exclusive, royalty-free license to use the name “TriplePoint.”

We have also adopted a Code of Ethics which applies to our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NYSE corporate governance listing standards, the Audit Committee of our board of directors (the “Board”) is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Recent Accounting Pronouncements

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230),” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted. The amendment should be adopted retrospectively. We do not believe that ASU 2016-18 will have a material impact on our consolidated financial statements and disclosures.

Recent Developments

Dividends

On March 13, 2017, we announced that our Board declared a $0.36 per share regular quarterly dividend, payable on April 17, 2017 to stockholders of record on March 31, 2017.

Recent Portfolio Activity

From January 1, 2017 through March 13, 2017, we closed $22.0 million of additional debt commitments and funded $9.0 million in new investments. TPC’s direct originations platform entered into $38.8 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy. From January 1, 2017 through March 13, 2017 we received $35.0 million in prepayments on outstanding growth capital loans from two obligors.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2016, December 31, 2015, and December 31, 2014. The report of Deloitte & Touche, LLP, an independent registered public accounting firm, on the Senior Securities table as of December 31, 2016, December 31, 2015 and December 31, 2014 is attached as, or incorporated by reference to, an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
As of December 31, 2016	$115,000	$3.34	—	$	N/A
As of December 31, 2015	$18,000	$16.81	—	$	N/A
As of December 31, 2014	$118,000	$2.23	—	$	N/A
2020 Notes
As of December 31, 2016(5)	$54,625	$7.03	—		$25.25
As of December 31, 2015(5)	$54,625	$5.54	—		$25.13

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable for credit facility senior securities as they are not registered for public trading. For 2020 Notes, the amounts represent the average of the daily closing prices on the NYSE for the year ended December 31, 2016 and for the period from August 4, 2015 (date of issuance) through December 31, 2015.
(5)	2020 Notes are disclosed at the gross amount outstanding.

BUSINESS

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. We have also elected to be treated, and intend to qualify annually thereafter as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, beginning with our taxable year ended December 31, 2014. We are an “emerging growth company” under the JOBS Act. For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TriplePoint Capital LLC’s select group of leading venture capital investors. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform and are the primary vehicle through which TriplePoint Capital LLC focuses its venture growth stage business.

TPC, widely recognized as a leading global financing provider, is located on Sand Hill Road in Silicon Valley, and provides venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifecycle. Our Adviser’s senior investment team, including TPC’s co-founders James P. Labe and Sajal K. Srivastava, are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Additionally, TPC has a strong reputation and proven track record within its markets, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities. We believe such relationships and capabilities enables us to generate meaningful deal flow and investment opportunities.

We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “—Market Opportunity.” We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we target generally have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies is enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals; (ii) have superior selection processes and access to quality investment opportunities; (iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry-leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us.

We originate and invest primarily in loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, equipment financings and, on a select basis, revolving loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. We make investments that our Adviser’s senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

We believe we are able to successfully structure these investments as a result of the strong value proposition our secured loans offer to both borrowers and their venture capital investors. Our secured loans provide venture growth stage companies with an opportunity to:

•	diversify their funding sources;

•	augment their existing capital base and extend operating capital;

•	scale business operations and accelerate growth;

•	fund administrative expenses ahead of anticipated corresponding revenue;

•	expand product offerings through internal development or acquisitions;

•	lower the upfront costs of capital expenditures;

•	build and/or expand their leadership positions within their respective markets;

•	accelerate and/or smooth out the timing of cash collections; and

•	delay and/or postpone the need for its next round of equity financing,

in each case, extending its cash available to fund operations without incurring substantial equity dilution during a critical time in their lifecycle when they are meaningfully building enterprise value.

We commenced investment activities on March 5, 2014. In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives, on March 5, 2014, we acquired our initial portfolio. The net consideration paid was approximately $121.7 million, which reflected approximately $123.7 million of investments less approximately $2.0 million for the prepaid interest and the fair value of unfunded commitments. We financed the acquisition of our initial portfolio by using a portion of a $200.0 million credit facility, or the “Bridge Facility,” provided by Deutsche Bank AG, New York Branch, or “Deutsche Bank.” On March 11, 2014, we completed our initial public offering and sold 9,840,665 shares of common stock (including 1,250,000 shares of common stock through the underwriters’ exercise of their overallotment option and the concurrent private placement of 257,332 shares of common stock to our Adviser’s senior investment team and other persons associated with TPC) of our common stock at an offering price of $15.00 per share. We received

$141.6 million of net proceeds in connection with the initial public offering and concurrent private placement, net of the portion of underwriting fees and offering costs we paid. We used these net proceeds to pay down all amounts outstanding under the Bridge Facility and terminated the Bridge Facility in conjunction with such repayment. On March 27, 2015, we priced a public offering of 6,500,000 shares of our common stock, raising approximately $93.7 million after offering costs. On April 29, 2015, we received an additional approximately $2.2 million through the issuance of 154,018 shares of our common stock as the result of underwriters’ partial exercise of their overallotment option. Offering costs of approximately $0.9 million were borne by us and charged against paid-in capital. The Adviser paid approximately $3.7 million, which represents a portion of the market price discount and all of the underwriting sales load, which amount is not subject to recoupment from us.

In February 2014, we entered into the Credit Facility with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements (“Credit Facility”). On August 8, 2014, we amended the Credit Facility to increase the total commitments by $50 million to $200 million in aggregate. Effective as of a January 2016 amendment to the Credit Facility, borrowings under the Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the Credit Facility’s revolving period. The revolving period under the amended Credit Facility expires in February 2018.

On August 4, 2015, we completed a public offering of $50.0 million in aggregate principal amount of our 2020 Notes and received net proceeds of $48.3 million after the payment of fees and offering costs. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on October 15, 2015. The 2020 Notes are currently listed on the NYSE under the symbol “TPVZ”. The 2020 Notes were issued in integral principal amount multiples (“units”) of $25. On September 2, 2015, we issued an additional $4.6 million in aggregate principal amount of our 2020 Notes and received net proceeds of approximately $4.5 million after the payment of fees and offering costs as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes.

TriplePoint Capital, Senior Investment Team, Adviser and Administrator

TriplePoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. TPC’s portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, AppNexus, Bloom Energy, Chegg, Etsy, Oncomed, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square, Varonis and Workday.

TPC’s global investment platform serves venture capital-backed companies backed by its select group of leading venture capital investors across all five stages of development of a venture capital-backed company’s lifecycle with dedicated business segments focused on providing creative, flexible and customized debt financings and complementary services at each stage. In addition, TPC has a business segment targeting equity investing in seed, early and later stage venture capital-backed companies called TriplePoint Ventures. TPC also has a “fund of funds” business segment which seeks to selectively invest in venture capital funds established by certain of its select group of leading venture capital investors.

TPC utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

•	establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

•

working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

•

developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

•	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

•	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

In February 2014, our Adviser entered into a staffing agreement with TPC (the “Staffing Agreement”), under which TPC has made and will continue to make, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by TPC’s co-founders Messrs. James P. Labe and Sajal K. Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team.

Senior Investment Team

Our Adviser’s senior investment team is led by TPC’s co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner over the long-term. Our Adviser’s co-founders have worked together for more than 17 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 17 years of relevant experience and an extensive network of industry contacts and venture capital relationships.

James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception.

Sajal K. Srivastava, our Chief Investment Officer and President, contributes strong investment and operating leadership experience along with a venture lending, leasing and technology finance background. Since its inception, Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team.

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Advisers Act and is a subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), we pay our Adviser a base management fee and an incentive fee for its services. Our Adviser has retained Mr. Carl M. Rizzo to act as its Chief Compliance Officer under the terms of an agreement between our Adviser and Alaric Compliance Services LLC. For information regarding our Adviser, see “Management Agreements—Investment Advisory Agreement”, “Related Party Transactions and Certain Relationships—Investment Advisory Agreement” and “Notes to Consolidated Financial Statements—Related Party Agreements and Transactions—Investment Advisory Agreement.”

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. In February 2014, we entered into an administration agreement with our Administrator (the “Administration Agreement”), under which we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance and financial reporting functions. For information regarding our Administrator, see “Management Agreements—Administration Agreement”, “Related Party Transactions and Certain Relationships—Administration Agreements” and “Notes to Consolidated Financial Statements—Related Party Agreements—Administration Agreement.”

Investment Strategy

Overview

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We pursue our investment objective by relying on a core investment philosophy described as the “Four Rs.” The Four Rs stand for:

•	Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs.

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Reputation—We seek to preserve and extend the strong reputation of TPC’s brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

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References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from TPC’s select group of leading venture capital investors, borrowers and entrepreneurs is a critical part of our investment origination process and differentiates us from other lenders.

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Returns—We believe that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

We invest primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent and (iv) direct equity investments in venture growth stage companies. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. In connection with our growth capital loans, equipment financings and revolving loans, we generally receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns.

We believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

•

financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

•

meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

•

support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

•

meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

•

a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser’s senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies typically have several options to repay our debt financing through:

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cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

•

receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

•

receiving acquisition offers from strategic or other financial investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

•	in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Invest with TPC’s Select Group of Leading Venture Capital Investors

We generally expect to (i) benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser’s senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these relationships serve as an important source of investment opportunity referrals for us. We work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity.

Focus in Technology, Life Sciences and other High Growth Industries

We generally target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

•	Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking,

semiconductors, software, software as a service, wireless communications and other technology related subsectors;

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Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

•	Other High Growth Industries—areas of focus vary depending upon our Adviser’s investment strategy.

Our Adviser seeks to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company’s management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser’s senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company’s venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. Our warrant coverage generally ranges from 2% to 10% of the committed loan amount. The warrants we obtain typically include a “cashless exercise” provision to allow us to exercise these rights without any additional cash investment. We also generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns. As a venture growth stage company’s enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our warrants and equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock.

Utilize a Disciplined Investment Process

Our Adviser’s senior investment team leverages the more than 25 years of experience and expertise of Mr. Labe, one of TPC’s co-founders, and the track record developed by Messrs. Labe and Srivastava at TPC since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser’s senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies are enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the outlook for the borrower’s industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, determines the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

We believe that the current and near-term market environment is favorable for us to continue to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from TPC’s select group of leading venture capital investors. We and TPC have an established history of investing in companies in which these leading venture capital investors have previously invested.

•	Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies. We categorize venture capital-backed companies into the following five lifecycle stages of development:

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Seed Stage—Seed stage companies are true “start-ups” and may be in a purely conceptual phase where product development has not yet begun. These companies are typically funded by angel and seed investors and may have received small investments from venture capital investors to fund operations.

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Early Stage—Early stage companies are typically actively building their management teams and designing and developing products, some of which may be in beta tests with potential customers or in initial clinical trials. These companies typically have received one or more rounds of equity financing from one or more venture capital investors. Early stage venture capital-backed companies typically rely on additional equity capital from venture capital investors to fund operations. Some of these companies may have begun to generate revenues.

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Later Stage—Later stage companies are typically finishing product development or transitioning beyond their initial beta customers and include companies that have passed through one or more phases or stages of a clinical trial or approval process. Typically, these companies generate some revenues and often have received several rounds of venture capital or private equity financing. Later stage venture capital-backed companies typically rely on additional equity capital from venture capital funds, private equity funds or strategic partners, as well as potentially third-party licensing revenue, to fund operations.

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Venture Growth Stage—Venture growth stage companies are focused on broadly marketing their products, optimizing production capacity for existing products and expanding production capacity for newer or upcoming products. These companies generally have many, if not all, of the following characteristics: (i) venture capital equity financing; (ii) completion of their primary technology and product development; (iii) meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year at least $20 million in annual revenues; (iv) an experienced management team; and (v) proprietary intellectual property.

•	Public Stage—Public companies have shares publicly traded.

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Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors. By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets; (viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

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Large and Growing Market for Debt Financing to Venture Capital-Backed Companies. Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity.

The following chart illustrates U.S. venture capital firm fund raising, by total dollar amount and number of funds.

Source: PWC - Money Tree Report, National Venture Capital Association (NVCA) - 2017 Yearbook

The following chart illustrates the total number of U.S. venture capital investments, by the number of deals, and the total dollar amount invested in those deals during the respective time period.

Source: PWC - Money Tree Report, National Venture Capital Association (NVCA) - 2017 Yearbook

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Venture Capital Support Helps to Reduce Downside Risk. In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company’s debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

In addition, we believe that the structure of debt financing to venture capital-backed companies generally provides (i) collateral to the lender against the downside risk of loss; (ii) return of capital to the lender in a relatively short timeframe compared to an equity investment; and (iii) a senior position in the capital structure compared to an equity investor. Further, debt financing to venture capital-backed companies does not require a liquidity event such as an initial public offering or private sale in order for the lender to realize a return. We believe that the support of venture capital investors increases the likelihood that a debt financing will be repaid in full because such investor will be incentivized to avoid a secured loan payment default.

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Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale. As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. For example, according to the National Venture Capital Association’s 2013 Yearbook, in 1998, the average age of a U.S. venture capital-backed company prior to its initial public offering was approximately three years; that number has steadily increased to between six and eight years, thus increasing the need for additional funding. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

The following charts illustrate the number of initial public offerings and mergers and acquisitions and the average number of years it took a U.S. venture growth stage company to complete an initial public offering or a merger/acquisition in recent years.

Source: Thomson Reuters & National Venture Capital Association

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Highly Fragmented, Underserved Market with High Barriers to Entry. The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

This market has generally been underserved by traditional lending sources, such as commercial banks and finance firms, and existing providers of debt financing to venture capital-backed companies. Traditional lenders prefer to lend to large, established businesses with traditional credit profiles, including profitability, but more importantly, traditional lenders typically have difficulty and lack experience in assessing venture capital backed-companies and are reluctant to underwrite the risk associated with venture capital-backed companies, especially given regulatory restrictions. Accordingly, we have observed that venture-oriented banks tend to be the primary form of traditional lenders participating in the market for venture growth stage companies and that they generally focus on providing lower risk and lower return financings which tend to require and impose many restrictive covenants and conditions on borrowers, such as limitations on cash outflows and borrowing formulas and requiring a significant depository relationship to facilitate rapid liquidation. We believe we complement the venture-oriented banks with our growth capital loans and equipment financings. While our revolving loans resemble those of the venture-oriented banks, our loans tend to be less restrictive and limiting and are intended to be financed out by a loan from a venture-oriented bank after we have established payment and operational history with our borrower. In certain cases, we may collaborate with a venture-oriented bank to provide a joint debt financing solution consisting of a revolving loan from the bank and a growth capital loan from us.

There are a limited number of existing providers of debt financing in the venture growth market today. We believe that most existing debt providers to venture capital-backed companies do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with lower current return but with the potential for significantly higher equity upside through warrants by lending to companies with lower valuations than would be possible in the venture growth stage lending market. As a result, we believe existing providers of debt financing tend to focus on seed, early and late stage venture capital-backed companies instead of venture growth stage companies.

Competitive Strengths

Experienced Senior Investment Team

Our Adviser’s senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser’s co-founders have worked together for more than 17 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 17 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive

Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

TPC is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by TPC to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company’s lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We generally expect to benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and typically source investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by TPC’s reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team’s extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

We benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser’s senior investment team. We believe that the Four Rs, TPC’s core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we are highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies enables us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

Our Adviser utilizes a relationship-based lending strategy which primarily targets investment opportunities backed by TPC’s select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which drive greater additional future debt financing opportunities for us. Our Adviser’s senior investment team, with an established history as a creative, flexible and dependable financing partner, works with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Investment Structure

We offer a full range of creative, flexible and customized secured financing products, which may include a combination of an initial facility fee, interest and principal payments, end-of-term payments, warrant and/or equity investment rights, if any, is set forth below:

Although the general components for each type of our debt financing products are substantially the same, we select and customize the specific debt financing product on a case-by-case basis based on our Adviser’s senior investment team’s experience and their analysis of a prospective borrower, its financing needs and its intended use of the proceeds from our debt financing product. For example, the type of debt financing transaction, the total repayment period, the interest-only period, the amortization period, the collateral position, the warrant coverage and the overall yield-to-maturity may vary. We make investments that our Adviser’s senior investment team believes have a low probability of loss due to their expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. Our debt financing products are typically structured as lines of credit, whereby a prospective borrower may be required to draw some of the commitment amount at close but may have up to 18 months from document execution to access the debt financing capital and in limited cases future advances may be subject to certain predetermined performance milestones.

Growth Capital Loans

Key typical attributes of our growth capital loans include:

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Size ranges from $5 million to $50 million. We generally target and balance our growth capital loan size to the total equity capital base, the current or near term enterprise value, revenue run rate and current and near team cash and liquidity profile of a prospective borrower;

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Short total repayments typically ranging from 36 to 60 months or less and provide for interest only or moderate loan amortization in the early period of the loan, with the majority of the amortization deferred until 24 to 48 months after the loan’s funding date or a large lump sum payment on its maturity;

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Unlevered yield-to-maturity generally ranging from 10% to 18%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a payment-in-kind (“PIK”) interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. A meaningful portion of the difference between our yield-to-maturity and the stated interest rate on the loan is recognized as non-cash income until it is paid;

•	Equity “kickers” in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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Secured by a senior secured lien on all of the prospective borrower’s assets including a pledge or negative pledge on its intellectual property. For certain prospective borrowers we are the only form of secured debt (other than potentially specific equipment financing). Other prospective borrowers may also have a revolving loan, typically from a bank, to finance receivables, cash, billings, bookings or inventory, and the collateral for such financing may be the underlying financed asset, bank accounts and/or a senior lien in priority to our senior lien. In addition, there may be prospective borrowers that have a term loan facility, with or without an accompanying revolving loan, typically from a bank, that may be in priority to our senior lien; and

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Limited and/or flexible covenant structures and with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Equipment Financings

Key typical attributes of our equipment financings include:

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Size ranges from $5 million to $25 million. We generally target the size of our equipment financing to anticipate the capital equipment needs for a prospective borrower over a twelve month period balanced by the total equity capital base, the current or near term enterprise value, revenue run rate and current and near team cash and liquidity profile of a prospective borrower;

•	Short total repayments typically ranging from 36 to 48 months or less and provide for short interest only periods followed by full amortization;

•	Structured as full payout loans or leases with either buyout provisions based on the fair market value of the financed equipment or a fixed end-of term payment;

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Unlevered yield-to-maturity generally ranging from 10% to 15%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income until they are paid;

•	Equity “kickers” in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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Secured solely by the underlying equipment being financed. We expect that much of the equipment financed by us will consist of standard, off-the-shelf equipment, such as computers, electronic test and measurement, telecommunications, laboratory equipment, manufacturing or production equipment. In certain cases, a portion of an equipment financing may finance customized equipment, software and/or expenses or soft-costs which may not have any substantial resale value; and

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Limited and/or flexible covenant structures with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Revolving Loans

On a select basis we offer revolving loans. Key typical attributes of our revolving loans include:

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Size ranges from $1 million to $25 million. We generally structure our revolving loans subject to an advance rate against the company’s inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent, that serve as our sole or primary collateral in support of the repayment of such loans;

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Short total repayments typically ranging from 12 to 36 months or less and typically provide for interest only periods and/or moderate loan amortization in the early period of the loan, with the majority of the amortization deferred until 12 to 24 months after the loan’s funding date or on its maturity date;

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Unlevered yield-to-maturity generally ranging from 1% above the applicable prime rate to 10%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income until they are paid;

•	Equity “kickers” in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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Secured by a senior secured lien on all of the prospective borrower’s assets including a pledge or negative pledge on its intellectual property or on all of the specific assets financed specifically by the revolving loan such as the company’s inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent; and

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Some financial covenants which may include advance rates, borrowing formulas, excess concentrations, cash requirements, business contracts or milestones along with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Warrants

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company typically at the same price per share paid by the company’s venture capital investors in its last round of equity financing, a recent valuation of the venture growth stage company as determined by a third-party or in its next round of equity financing. As a venture growth stage company’s enterprise value changes we recognize unrealized gains or losses from the fair value changes in our warrants and in conjunction with either a sale of the company or in connection with or following an initial public offering, we achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock. Warrants granted in connection with our secured loans are typically based on a percentage of the committed loan amount, are treated as original issue discount (“OID”) and may be earned at document execution and/or as the loan is funded. Warrant coverage generally ranges from 2% to 10% of the committed loan amount.

Direct Equity Investments

In connection with our secured loans, we may obtain equity investment rights that allow us to invest in a venture growth stage company’s current or next round of private equity financing on the same terms and conditions as the company’s venture capital investors and/or other equity investors in the round. As a venture growth stage company’s enterprise value changes we recognize unrealized gains or losses from the fair value changes in our direct equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we achieve additional investment returns and realized gains from the sale of the underlying stock. These equity investment rights to typically range from $100,000 to $5 million in size (generally not exceeding 5% of the company’s total equity), although we are under no obligation to make any such investment. Typically, these are passive investments (we do not take a board of directors seat in the company) but can be strategically valuable and beneficial as an enhancement to our relationship with the venture growth stage company and to our economic return by generating meaningful return on capital committed.

Investment Criteria

Our Adviser (i) benefits from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) typically sources investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective borrowers who are seeking debt financing. Many of these prospective borrowers are attracted to TPC’s reputation, extensive track record in the venture growth stage debt market, Four Rs’ core investment philosophy, and/or may have previously had a lending relationship with TPC. Additional origination sources for our Adviser include an extensive network of strategic industry contacts, including former and current venture growth stage companies, financial advisers, commercial banks and accounting and law firms. Our Adviser also identifies companies with strong management teams and innovative technology to proactively generate debt financing opportunities.

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

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financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

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meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

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support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

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meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

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a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

We underwrite our transactions to ensure that our customers have a strategic and balanced intended use of our investment proceeds without us taking excessive risk and with a low likelihood of default. We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies have several options to repay our debt financing through:

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cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

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receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

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receiving acquisition offers from strategic or other financial investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

•	in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Upon referral or contact, a prospective borrower is added to our Adviser’s on-line client management system and assigned to one of our Adviser’s Originations professionals who becomes the prospective borrower’s primary contact with us. The Originations professional evaluates the prospective borrower in more depth to understand its debt financing needs and to determine whether or not it is qualified under our criteria. Upon initial screening, the Originations professional generally meets with the prospective borrower and performs a preliminary investigation of the prospective borrower’s management, operations and business outlook. The Originations professional generally consults with, and gathers information from, a wide variety of industry sources to assess the prospective borrower and its industry. In addition, the Originations professional may reach out to the prospective borrower’s venture capital investors to understand the background of their investment in the company, their outlook for the company, the company’s market and products, the company’s goals and objectives associated with the proposed debt financing and the venture capital investor’s level of support for the company. If the Originations professional is satisfied with the preliminary assessment of the prospective borrower’s management, operations and business prospects, the Originations professional submits an internal pre-screen memorandum of the proposed debt transaction to our Adviser’s senior investment team for discussion and review, as well as for pricing and structuring guidance. Each potential investment opportunity that our Adviser’s Originations professionals determine merits investment consideration is presented and evaluated at a weekly meeting in which our Adviser’s senior investment team discusses the merits and risks of a potential investment opportunity, as well as the due diligence process and the pricing and structure. If our Adviser’s senior investment team believes an investment opportunity fits our investment profile, the Originations professional submits a non-binding term sheet to the prospective borrower.

Diligence Process

Assuming the non-binding term-sheet submitted to the prospective borrower is subsequently executed, the investment opportunity is then subject to our Adviser’s rigorous diligence and credit analysis process, which is based on its senior investment team’s extensive experience and tailored specifically for venture growth stage companies. This process differs notably from traditional lending analysis, combining both qualitative and quantitative analysis and assessment, versus traditional, purely quantitative credit analyses. There is a heavy orientation towards a qualitative and subjective investment-oriented review, taking into account such factors as:

•	investor quality, track record and expected level of participation in future financing events;

•	management team experience, completeness, performance to date, and ability to perform;

•	industry segment/market attractiveness and outlook, competitive dynamics, and growth potential;

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detailed assessment and analysis of the venture growth stage company’s current products or technology and future products or technology, including value proposition and return on investment to its customers and its ability to expand and grow its customer base;

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current and future financial position, including financial projections and sensitivity analyses, historical performance, cash balance and burn analysis, capitalization structure, feasibility of financial plan and underlying assumptions, break-even/profitability timing, future cash needs and future financing plans;

•	stage of development and execution timeline and milestones and the likelihood and feasibility of achieving such milestones; and

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transaction risk/return profile—assessing the strengths, weaknesses, risks, loan-to-value, liquidation values and outlook of the borrower compared to the structure, pricing, potential returns, likelihood of repayment and collateral structure of the proposed debt financing.

Our Adviser’s diligence and credit analysis process typically includes on-site visits by one of our Adviser’s Investment and Credit Analysis professionals to a prospective borrower’s headquarters and other facilities, interviews with key management and board members and reference checks on senior management. In addition, the diligence process may include discussions with key industry research analysts, other industry participants, customers and suppliers, where appropriate. One of our Adviser’s professionals also typically reviews the prospective borrower’s organizational documents and structure, capital structure, assets, liabilities, employee plans, key customer or supplier contracts, legal and tax matters and other relevant legal documentation. The Investment and Credit Analysis professional submits a detailed credit and due diligence memorandum describing and analyzing the proposed transaction, as well as the outcome of the diligence and credit analysis activities. This memorandum is circulated to members of our Adviser’s Investment Committee in advance of its meetings.

Investment Committee

The objective of our Adviser’s Investment Committee is to leverage its members’ broad historical experience, including significant entrepreneurial, credit, venture capital, venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge assessing the risk and needs of venture growth stage companies and appropriateness of prospective transactions, assessing the risk/return profile of proposed transactions, assessing the independent diligence and credit analysis and providing a forum for independent and unbiased thought, discussion, and assessment.

Our Adviser’s Investment Committee is comprised of Messrs. Labe and Srivastava. Some or all of the members of our Adviser’s senior investment team are asked to attend the Investment Committee meeting and are asked for a “vote,” which the Investment Committee members use as a factor in the formal Investment Committee vote. The Investment Committee meets weekly and more frequently on an as-needed basis. The applicable Originations and Investment and Credit Analysis professional presents the transaction, results of the professional’s diligence review and credit analysis and the professional’s recommendations to the Investment Committee. During the presentation, Investment Committee members typically ask questions, ask for clarifications, state opinions and assessments and make other comments. When there are no further questions and the discussions have concluded, the Investment Committee holds a vote and typically only approves the proposed transaction if it receives unanimous consent from all of the Investment Committee members. In certain situations, the Investment Committee may ask the Originations and Investment and Credit Analysis professional to perform additional analysis and resubmit the transaction at a later Investment Committee meeting. No single criterion determines a decision to invest. The Investment Committee members weigh all the factors, both qualitative and quantitative, when making an investment decision. Our Adviser has the discretion to modify the members of the Investment Committee and its approval process at any time without our consent.

Set forth below is an illustration of our investment selection process:

Investment Monitoring and Portfolio Management

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to follow a borrower’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each borrower is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based in part on its expertise and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the progress of product development, overall adherence to the business plan, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower.

Each of our borrowers is assigned a “Customer Team” consisting of staff from our Adviser’s Originations, Investment and Credit Analysis, Customer Monitoring and Legal teams. We believe having a dedicated Customer Team for each borrower further strengthens the relationship we have with the borrower, which is a key component of our Adviser’s strategy and affords our Adviser consistent and continuous interaction with our borrowers. A Customer Monitoring professional is assigned to all borrowers to ensure compliance with financial statement reporting, insurance filing and timely payment requirements. These professionals review the various financial statements, compliance reports and other documents received from our borrowers on a monthly or quarterly basis, as well as publicly filed financing statements, such as UCC financing statements and press releases, and enter them into our Adviser’s online platform for review by the rest of the Customer Team. In the event of a missed payment or if other credit issues arise, the Customer Monitoring professional contacts other members of the Customer Team to initiate escalation procedures.

On a weekly basis, our Adviser’s Investment Committee and our Adviser’s senior investment team review material events and information on our borrowers and discuss in detail those borrowers that are performing below expectations. On a quarterly basis, or more frequently as needed, our Originations and Investment and Credit Analysis undertakes an extensive re-evaluation of each borrower and prepares a portfolio update. Key topics that are reviewed include timing/status of the next equity financing round, cash balance and burn rate, financial and operational progress, and covenant adherence. All of these meetings are attended by each member of our Adviser’s Investment Committee, senior investment team and the “Customer Team” for the specific borrower being reviewed.

If the outlook for a borrower, its industry or a borrower’s available cash balance or credit rating is deteriorating, or there is material downturn in the borrower’s standing since our last review, we change the standing of the borrower on our Credit Watch List and our Originations and Investment and Credit Analysis professionals contact the borrower and its venture capital investors to discuss and understand any changes. Our Originations and Investment and Credit Analysis professionals generally actively work to maintain an open dialogue with borrowers on the Credit Watch List to work to limit the likelihood of a default. Utilizing the Four Rs, our core investment philosophy, our Adviser assesses each borrower on our Credit Watch List and, based on the recommendations from our Originations and Investment and Credit Analysis professionals and potentially from our discussions with and representations made from the borrower’s venture capital investors, determines the appropriate course of action, including decisions to enforce our rights and remedies, modify or waive a provision of our investments, declare a default, request early pay-off, or wait for an external event, such as an acquisition or financing, to restructure a secured loan or receive additional consideration in the form of fees or warrants. In a worst case scenario, a member of our Customer Team sells collateral with the help of management, repossesses and auctions assets or negotiates and structures other potential outcomes. If bankruptcy is a possibility, a member of our Customer Team may utilize outside counsel to provide advice on avoiding this outcome or to minimize the adverse effects on us.

Consistent with TPC’s existing policies, our Adviser maintains a Credit Watch List with borrowers placed into five groups based upon our Adviser’s senior investment team’s judgment, where 1 is the highest rating and all new loans are generally assigned a rating of 2.

Category	Category Definition	Action Item
Clear (1)	Performing above expectations and/or strong financial or enterprise profile, value or coverage.	Review quarterly.

White (2)	Performing at expectations and/or reasonably close to it. Reasonable financial or enterprise profile, value or coverage. All new loans are initially graded White.	Contact portfolio company regularly in no event less than quarterly.

Yellow (3)	Performing generally below expectations and/or some proactive concern. Adequate financial or enterprise profile, value or coverage.	Contact portfolio company monthly or more frequently as determined by our Adviser’s Investment Committee; contact investors.

Orange (4)	Needs close attention due to performance materially below expectations, weak financial and/or enterprise profile, concern regarding additional capital or exit equivalent.	Contact portfolio company weekly or more frequently as determined by our Adviser’s Investment Committee; contact investors regularly; our Adviser forms a workout group to minimize risk of loss.

Red (5)	Serious concern/trouble due to pending or actual default or equivalent. May experience partial and/or full loss.	Maximize value from assets.

As of December 31, 2016, the weighted average investment ranking of our debt investment portfolio was 1.85. During the year ended December 31, 2016, there were seven changes within the credit categories. Three borrowers, Fuze, Inc. (fka Thinking Phones Networks Inc.) with a principal balance of $40.0 million, Rent the Runway, Inc. with a principal balance of $22.0 million and Farfetch UK Limited, with a principal balance of $20.0 million were upgraded from White (2) to Clear (1). One borrower, Simplivity Corporation, with a principal balance of $41.6 million was downgraded from Clear (1) to White (2) and subsequently upgraded back to Clear (1). One borrower, Virtual Instruments, Inc. with a principal balance of $31.2 million was upgraded from Orange (4) to Yellow (3). One borrower, Xirrus, Inc., with a principal balance of $20.5 million was downgraded from White (2) to Yellow (3). One borrower, KnCMiner AB, with a principal balance of $5.6 million was downgraded from White (2) to Yellow (3) and subsequently to Orange (4).

During the year ended December 31, 2015, there were five changes within the credit categories. One borrower with a principal balance of $5.0 million was upgraded from White (2) to Clear (1). One borrower with a principal balance of $6.9 million was downgraded from White (2) to Yellow (3). Two borrowers, Virtual Instruments Corporation with principal balance of $25.6 million and Mind Candy Limited with principal balance of $10.0 million, were downgraded from Yellow (3) to Orange (4). The other downgrade included the debt investments that were initially to Coraid, Inc., which were assumed by Intermodal Data, Inc. as part of the foreclosure agreement it entered into to purchase certain assets and assume the outstanding obligations owed to us. The debt investment to Intermodal Data, Inc. was ranked as Orange (4) as of December 31, 2015.

The following tables show the credit rankings for the portfolio companies that had outstanding obligations to us as of December 31, 2016 and December 31, 2015.

	As of December 31, 2016
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear (1)	$129,878	36.1%	4
White (2)	166,908	46.4	11
Yellow (3)	51,014	14.2	2
Orange (4)	12,207	3.3	2
Red (5)	—	—	—

	$360,007	100.0%	19

	As of December 31, 2015
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear (1)	$43,711	16.9%	2
White (2)	160,988	62.0	12
Yellow (3)	7,078	2.7	1
Orange (4)	47,808	18.4	3
Red (5)	—	—	—

	$259,585	100.0%	18

Set forth below is an illustration of our investment monitoring and portfolio management process:

SBIC

We have submitted our management assessment questionnaire and supporting documentation as part of the Small Business Investment Company, or “SBIC”, program application process in order to obtain a SBIC license from the U.S. Small Business Administration, or “SBA,” as we believe that it will further our investment strategy and enhance our returns. The SBIC would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital. There is no assurance that our application for an SBIC license will be approved, or that, if approved, we will be able to draw up to the maximum amount of leverage funds available under the SBIC program.

Competition

Debt financing for venture capital-backed companies is particularly heterogeneous—the type, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term stage of development. The profile and underwriting characteristics of an early stage venture capital-backed company are very different from those of a later stage venture capital-backed company and/or those of a venture growth stage company. Furthermore, within venture growth stage companies, the uses, structures and value propositions of debt financing vary considerably among companies and industries and require a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization and flexibility from a lender. The availability of debt financing for venture growth stage companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

We believe that venture-oriented banks tend to be the primary form of traditional lenders participating in the market for venture growth stage companies and that they generally focus on providing lower risk and lower return financings, which tend to require and impose many restrictive covenants and conditions on borrowers, such as limitations on outflows and borrowing formulas and requiring a significant depository relationship to facilitate rapid liquidation. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with lower current return but with the potential for significantly higher equity upside through warrants by lending to companies with lower valuations than would be possible in the venture growth stage lending market. As a result, most existing providers of debt financing tend to focus on seed, early and late stage venture capital-backed companies instead of venture growth stage companies.

Our competitors include both existing and newly formed equity and debt focused public and private funds, other BDCs, investment banks, venture-oriented banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which expose them to a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our ability to be subject to tax as a RIC.

We believe we compete effectively with these entities primarily on the basis of TPC’s reputation, track record, experience, industry knowledge and relationships and our Adviser’s senior investment team’s contacts, efficient investment analysis, decision-making processes, creative financing products and highly customized investment terms. We believe that the Four Rs, our core investment philosophy, enable us to continue to grow our brand name reputation and differentiate us from our competitors. We do not compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We also believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of venture growth stage companies, structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Emerging Growth Company

We are an emerging growth company as defined in the JOBS Act and we have taken and will continue to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We expect to remain an emerging growth company for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we comply with new or revised accounting standards on the same time frames as other public companies that are not “emerging growth companies.”

Properties

Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. These offices are provided by our Administrator pursuant to the Administration Agreement. We believe that our facilities are suitable and adequate for our business. TPC is in the process of exploring additional offices in other locations as we continue to expand our business.

Legal Proceedings

We, our Adviser or our Administrator are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, our Adviser or our Administrator. From time to time, we, our Adviser or our Administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information for each company in our investment portfolio as of December 31, 2016 (dollars in thousands). We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a company if we owned more than 25% of its voting securities and would be an “affiliate” of a company if we owned 5% or more of its voting securities.

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage Ownership(9)
Debt Investments
Birchbox, Inc. 28 East 28th Street, 12th Floor New York NY 10016	E-Commerce—Personal Goods	Growth Capital Loan (10.00% interest rate, 8.00% EOT payment)	$5,000	$5,104	$5,095	2/28/2019	—
		Growth Capital Loan (10.00% interest rate, 7.00% EOT payment)	5,000	5,111	5,057	2/28/2019	—
		Growth Capital Loan (10.25% interest rate, 8.00% EOT payment)	10,000	10,082	10,096	7/31/2019	—

Birchbox, Inc. Total			20,000	20,297	20,248		—

Birst, Inc. 45 Fremont Street, 18th Floor San Francisco CA 94105	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	10,086	10,109	11/30/2017	—
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	15,000	14,908	14,990	3/31/2019	—
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	2,000	1,983	1,995	6/30/2019	—

Birst, Inc. Total			27,000	26,977	27,094		—

Cambridge Broadband Network Limited(1)(3) Byron House, Cambridge Business Park, Cowley Road Cambridge CB4 0WZ United Kingdom	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.75% interest rate)	6,045	6,271	6,271	12/31/2017	—
CrowdStrike, Inc. 15440 Laguna Canyon Road, #250 Irvine, CA 92618	Security Services	Growth Capital Loan (Prime + 7.75% interest rate, 0.50% EOT payment)	20,000	18,715	18,715	12/31/2020	—
Farfetch UK Limited(1)(3) The Bower 4th Floor 211 Old Street London EC1V 9NR	Shopping Facilitators	Growth Capital Loan (Prime + 8.25% interest rate, 9.00% EOT payment)	10,000	9,975	10,410	3/31/2020	—
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	5,008	5,211	1/31/2020	—
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,842	5,034	6/30/2020	—

Farfetch UK Limited Total			20,000	19,825	20,655		—

FinancialForce.com, Inc. 595 Market Street, Suite 2700 San Francisco, CA 94105	Business Applications Software	Growth Capital Loan (Prime + 7.50% interest rate, 4.00% EOT payment)	15,000	14,308	14,396	12/31/2020	—
Forgerock, Inc. 201 Mission Street, Ste. 2900 San Francisco, CA 94105	Security Services	Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	10,000	10,085	10,150	9/30/2019	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage Ownership(9)
Debt Investments (continued)
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	$5,000	$4,948	$4,976	2/29/2020	—

Forgerock, Inc. Total			15,000	15,033	15,126		—

Fuze, Inc. (fka Thinking Phone Networks, Inc.) 10 Wilson Rd. Cambridge MA 2138	Conferencing Equipment / Services	Growth Capital Loan (11.25% interest rate, 2.85% EOT payment)	30,000	29,453	30,096	9/30/2019	—
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,900	4,898	9/30/2019	—
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,899	4,897	9/30/2019	—

Fuze, Inc. (fka Thinking Phone Networks, Inc.) Total			40,000	39,252	39,891		—

Harvest Power, Inc. 221 Cresent Street, Suite 402 Waltham MA 2453	Biofuels / Biomass	Growth Capital Loan (13.00% interest rate, 9.00% EOT payment)	15,000	16,121	16,065	11/30/2017	—
KnCMiner AB(1)(3)(7) Linnegatan 87b, 115 23 Stockholm Sweden	Financial Institution and Services	Growth Capital Loan (9.00% interest rate, 6.00% EOT payment)	3,758	3,809	3,231	6/30/2018	—
		Growth Capital Loan (9.25% interest rate, 6.00% EOT payment)	1,798	1,795	1,546	6/30/2018	—

KnCMiner AB Total			5,556	5,604	4,777		—

MapR Technologies, Inc. 350 Holger Way San Jose CA 95134	Business Applications Software	Equipment Loan (8.00% interest rate, 10.00% EOT payment)	2,708	2,810	2,853	9/30/2018	—
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	145	145	146	1/31/2019	—
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	1,434	1,434	1,441	6/30/2019	—
		Equipment Loan (6.50% interest rate, 10.00% EOT payment)	860	845	845	6/30/2019	—
		Equipment Lease (8.50% interest rate, 10.00% EOT payment)(1)	135	135	135	12/31/2019	—

MapR Technologies, Inc. Total			5,282	5,369	5,420		—

Mind Candy Limited(1)(3) 4th Floor, Bonhill Building, 15 Bonhill Street London EC2A 4DN United Kingdom	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	9,000	9,781	7,430	6/30/2017	—
ModCloth, Inc. 115 Sansome Street, 9th Floor San Francisco CA 94104	E-Commerce—Clothing and Accessories	Growth Capital Loan (11.50% interest rate, 13.42% EOT payment)	684	809	789	6/30/2017	—
		Growth Capital Loan (11.50% interest rate, 13.69% EOT payment)	1,475	1,725	1,688	6/30/2017	—
		Growth Capital Loan (13.00% interest rate, 15.50% EOT payment)	2,000	2,232	2,255	8/31/2017	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage Ownership(9)
Debt Investments (continued)
		Growth Capital Loan (13.00% interest rate, 16.00% EOT payment)	$5,000	$5,545	$5,606	11/30/2017	—
		Growth Capital Loan (13.00% interest rate, 16.50% EOT payment)	5,000	5,504	5,574	2/28/2018	—
		Growth Capital Loan (13.00% interest rate, 11.61% EOT payment)	4,114	4,548	4,571	6/30/2017	—
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	36	36	37	3/31/2017	—
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	7	7	7	6/30/2017	—
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	5	5	5	7/31/2017	—

ModCloth, Inc. Total			18,321	20,411	20,532		—

Munchery, Inc. 375 Alabama Road Suite 300 San Francisco, CA 94110	Restaurant / Food Service	Growth Capital Loan (Prime + 7.00% interest rate, 6.75% EOT payment)	3,000	2,972	3,003	6/30/2019	—
Rent the Runway, Inc. 345 Hudson Street, 6th Floor New York NY 10014	E-Commerce—Clothing and Accessories	Growth Capital Loan (Prime + 7.00% interest rate, 6.25% EOT payment)	10,000	10,116	10,554	11/30/2018	—
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	6,000	5,970	6,221	6/30/2019	—
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	2,000	1,972	2,065	10/31/2019	—
		Growth Capital Loan (Prime + 6.25% interest rate, 4.50% EOT payment)	4,000	3,934	4,034	11/30/2019	—

Rent the Runway, Inc. Total			22,000	21,992	22,874		—

SimpliVity Corporation 8 Technology Drive Westborough MA 1581	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	7,241	7,631	6/30/2018	—
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	3,074	3,271	10/31/2018	—
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	7,175	7,684	10/31/2018	—
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	3,000	3,057	3,293	12/31/2018	—
		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	10,158	11,047	1/31/2019	—
		Equipment Lease (6.75% interest rate, 10.00% EOT payment)(1)	2,808	2,808	3,176	12/31/2018	—
		Equipment Lease (6.75% interest rate, 7.50% EOT payment)(1)	1,939	1,939	2,133	6/30/2018	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date		Percentage Ownership(9)
Debt Investments (continued)
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	$1,311	$1,311	$1,475	12/31/2018		—
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	885	885	1,010	2/28/2019		—
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	54	54	61	3/31/2019		—
		Equipment Lease (9.00% interest rate, 10.00% EOT payment)(1)	4,556	4,554	5,677	9/30/2018		—

SimpliVity Corporation Total			41,553	42,256	46,458			—

Virtual Instruments Corporation 25 Metro Drive San Jose CA 95110	Network Systems Management Software	Growth Capital Loan (10.00% interest rate)	5,000	5,000	4,994	4/4/2020		—
		Growth Capital Loan (5.00% PIK interest rate)(5)	21,155	21,155	18,662	4/4/2021		—
		Growth Capital Loan (5.00% PIK interest rate)(5)	5,076	5,076	4,291	4/4/2021		—

Virtual Instruments Corporation Total			31,231	31,231	27,947			—

WorldRemit Limited(1)(3) 62 Buckingham Gate London SW1E 6AJ United Kingdom	Financial Institution and Services	Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	5,075	5,088	12/31/2018		—
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,950	5,005	6/30/2019		—
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,941	5,005	6/30/2019		—
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,851	4,940	11/30/2019		—

WorldRemit Limited Total			20,000	19,817	20,038			—

Xirrus, Inc. 2101 Corporate Center Drive Thousand Oaks CA 91320	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.25% PIK interest rate, 12.04% EOT payment)(5)	1,378	1,719	1,684	12/31/2016	(8)	—
		Growth Capital Loan (Prime + 10.25% PIK interest rate, 13.01% EOT payment)(5)	3,029	3,627	3,566	12/31/2016	(8)	—
		Growth Capital Loan (Prime + 10.25% PIK interest rate, 13.75% EOT payment)(5)	3,547	4,135	4,106	3/31/2017		—
		Growth Capital Loan (Prime + 10.25% PIK interest rate, 15.82% EOT payment)(5)	9,982	10,794	11,224	12/31/2017		—
		Growth Capital Loan (12.00% PIK interest rate)(2)(5)	2,564	2,552	2,487	10/16/2017		—

Xirrus, Inc. Total			20,500	22,827	23,067			—

Total Debt Investments			$354,488	$359,059	$360,007			—

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
Airstrip Technologies, Inc.(2) 335 E. Sonterra, Suite 200, San Antonio TX 78258	Medical Software and Information Services	Preferred Stock	31,063	112	74
Birchbox, Inc. 28 East 28th Street, 12th Floor New York NY 10016	E-Commerce—Personal Goods	Preferred Stock	60,052	690	1,406
Birst, Inc. 45 Fremont Street, 18th Floor San Francisco CA 94105	Business Applications Software	Preferred Stock	428,491	129	39
Cambridge Broadband Network Limited(1)(3) Byron House, Cambridge Business Park, Cowley Road Cambridge CB4 0WZ United Kingdom	Wireless Communications Equipment	Preferred Shares	33,000	95	4
CrowdStrike, Inc. 15440 Laguna Canyon Road, #250 Irvine, CA 92618	Security Services	Preferred Shares	99,344	72	72
Eero, Inc.(2) 500 Howard Street, Suite 900 San Francisco, CA 94105	Wireless Communications Equipment	Preferred Stock	35,446	80	80
Farfetch UK Limited(1)(3) The Bower 4th Floor 211 Old Street London EC1V 9NR	Shopping Facilitators	Preferred Stock	37,998	170	183
FinancialForce.com, Inc.(2) 595 Market Street, Suite 2700 San Francisco, CA 94105	Business Applications Software	Preferred Stock	195,170	508	508
Forgerock, Inc. 201 Mission Street, Ste. 2900 San Francisco, CA 94105	Security Services	Preferred Stock	97,996	155	209
Fuze, Inc. (fka Thinking Phone Networks, Inc.) 10 Wilson Rd. Cambridge MA 2138	Conferencing Equipment / Services	Preferred Stock	323,471	670	633
Green Chef Corporation(2) 5490 Conestoga Court Boulder, CO 80301	Restaurant / Food Service	Preferred Stock	315,211	98	98
Harvest Power, Inc. 221 Cresent Street, Suite 402 Waltham MA 2453	Biofuels / Biomass	Common Stock	350	77	—
InMobi Pte Ltd.(1)(2)(3) 7th Floor, Block Delta ‘B’, Embassy Tech Square, Outer Ring Road Bangalore Karnataka 560103 India	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2) 1637 Wazee Street Denver CO 80202	Travel and Leisure	Preferred Units	1,994	37	40
JackThreads, Inc.(2) 568 Broadway, Ste. 506 New York, New York, 10012	E-Commerce—Clothing and Accessories	Common Stock	283,401	88	77
Lattice Engines, Inc.(2) 1825 South Grant St., Suite 510 San Mateo CA 94402	Business Applications Software	Preferred Stock	396,652	48	95
MapR Technologies, Inc. 350 Holger Way San Jose CA 95134	Business Applications Software	Preferred Stock	256,388	42	92
Medallia, Inc.(2) 395 Page Mill Road, Suite 100 Palo Alto CA 94306	Business Applications Software	Preferred Stock	55,814	11	87
Mind Candy, Inc.(1)(3) 4th Floor, Bonhill Building, 15 Bonhill Street London EC2A 4DN United Kingdom	Entertainment	Preferred Stock	287,187	751	—
ModCloth, Inc. 115 Sansome Street, 9th Floor San Francisco CA 94104	E-Commerce—Clothing and Accessories	Preferred Stock	5,590,041	746	503

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrant (continued)
Munchery, Inc. 375 Alabama Road Suite 300 San Francisco, CA 94110	Restaurant / Food Service	Preferred Stock	222,640	45	45
Optoro, Inc.(2) 5001-A Forbes Blvd. Lanham MD 20706	Business to Business Marketplace	Preferred Stock	10,346	40	9
Rent the Runway, Inc. 345 Hudson Street, 6th Floor New York NY 10014	E-Commerce–Clothing and Accessories	Preferred Stock	88,037	213	828
Rent the Runway, Inc. 345 Hudson Street, 6th Floor New York NY 10014	E-Commerce–Clothing and Accessories	Common Stock	82,891	331	1,155
Shazam Entertainment Limited(1)(2)(3) 26-28 Hammersmith Grove London W6 7HA United Kingdom	MultiMedia / Streaming Software	Ordinary Shares	2,669,479	134	166
SimpliVity Corporation 8 Technology Drive Westborough MA 1581	Database Software	Preferred Stock	770,201	936	—
TechMediaNetwork, Inc.(2) 3035 S. Scott Lane, Suite 115 Ogden UT 84401	General Media and Content	Preferred Stock	72,234	31	28
Thrillist Media Group, Inc.(2) 568 Broadway, Ste. 506 New York NY 10012	General Media and Content	Common Stock	774,352	624	1,394
WorldRemit Limited(1)(2)(3) 62 Buckingham Gate London SW1E 6AJ United Kingdom	Financial Institution and Services	Preferred Stock	96,216	279	307
Xirrus, Inc. 2101 Corporate Center Drive Thousand Oaks CA 91320	Wireless Communications Equipment	Preferred Stock	6,446,763	787	—

Total Warrants				$8,034	$8,238

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
Birchbox, Inc. 28 East 28th Street, 12th Floor New York NY 10016	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$292
Birchbox, Inc. 28 East 28th Street, 12th Floor New York NY 10016	E-Commerce—Personal Goods	Convertible Note (8.00% interest rate)	—	45	130
Birst, Inc. 45 Fremont Street, 18th Floor San Francisco CA 94105	Business Applications Software	Preferred Stock	42,801	250	184
Inspirato, LLC(1)(4) 1637 Wazee Street Denver CO 80202	Travel and Leisure	Preferred Units	1,948	250	258
MapR Technologies, Inc. 350 Holger Way San Jose CA 95134	Business Applications Software	Preferred Stock	36,264	150	150
MongoDB, Inc. 100 Forest Ave Palo Alto CA 94301	Software Development Tools	Common Stock	74,742	1,000	622
Nutanix, Inc.(6) 1740 Technology Drive, Suite 150 San Jose CA 95110	Database Software	Common Stock	173,731	1,078	4,430

Total Equity Investments				$3,023	$6,066

Total Investments in Portfolio Companies				$370,116	$374,311

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value

Short-Term Investments(2)				Cost	Fair Value

U.S. Treasury Bills	$40,000 Face Value Maturity Date 1/26/2017 Yield to Maturity 0.40%			$39,990	$39,990

Total Short-Term Investments				$39,990	$39,990

Total Investments				$410,106	$414,301

Notes applicable to the investments presented in the foregoing tables:

Unless otherwise noted, all of the investments in the foregoing tables are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

Unless otherwise noted, certain of the Company’s debt investments and certain of the Company’s warrants, with an aggregate fair value of approximately $363.0 million were pledged for borrowings under the Company’s revolving credit facility.

Notes applicable to the debt investments presented in the foregoing tables:

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term (“EOT”) payment, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Some of the terms noted in the foregoing tables are subject to change based on certain events such as prepayments.

Notes applicable to the equipment financings presented in the foregoing tables:

At the end of the term of certain equipment financings, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values for these financings have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing tables:

Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing tables:

(1)	Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Non-qualifying assets as a percentage of total assets were 17.4%.

(2)	These debt investments, warrants, equity investments and short-term investments were not pledged as collateral as part of the Company’s revolving credit facility.

(3)	Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4)	Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.

(5)	Debt Investment has a payment-in-kind (“PIK”) feature.

(6)	Entity is publicly traded and listed on The Nasdaq Global Select Market (the “NASDAQ”)

(7)	As of December 31, 2016, the Company’s debt investment in KnCMiner AB includes risk and time discounted expected recoveries of cash from completed asset sales and equity in GoGreen Light AB, which acquired certain assets from KnCMiner AB.

(8)	The maturity date was extended to March 31, 2017 during the first quarter of 2017.

(9)	Percentage of class held refers only to equity held, if any.

Our Unfunded Commitments

As of December 31, 2016 and December 31, 2015, the Company’s unfunded commitments to nine and twelve companies, respectively, totaled $117.4 million and approximately $190.0 million, respectively, of which $60.0 million and $50.0 million, respectively, was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Of the $117.4 million of unfunded commitments as of December 31, 2016, $102.4 million will expire in 2017, $10.0 million will expire during 2018, and $5.0 million will expire during 2019, if not drawn prior to expiration.

The Company’s credit agreements contain customary lending provisions which allow it relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The Company generally expects approximately 75% of its gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods.

The below table provides additional details regarding the Company’s unfunded commitments activity during the three and nine months ended December 31, 2016 and 2015.

Commitments Activity (dollars in thousands)	For the Year Ended December 31,
	2016		2015
Activity during the period:
New commitments	286,850	*	213,750
Fundings	(158,303)		(101,289)
Expirations / Terminations	(161,156)		(133,500)
Unfunded commitments at beginning of period	$189,961		$211,000

Unfunded commitments at end of period	$117,352	**	$189,961

*	Includes $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.
**	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

Backlog of Potential Future Commitments

We entered into commitments with certain portfolio companies which permit an increase in the commitment amount in the future in the event that conditions to such increases are met. If such conditions to increase are met, these amounts may become unfunded commitments if not drawn prior to expiration. As of December 31, 2016, this backlog of potential future commitments totaled $40.0 million.

See also the “Commitments” note to our consolidated financial statements for additional information regarding our unfunded commitments.

Set forth below is a brief description of each portfolio company in our portfolio that constitutes 5% or more of our total assets, as of December 31, 2016:

Birchbox, Inc. is an online discovery and shopping platform that offers consumers a unique and personalized way to discover, learn about, and shop the leading beauty, grooming, and lifestyle products in the market.

Birst Inc. provides cloud business intelligence and analytics delivered via a software-as-a-service platform that combines various components to develop, deploy and maintain enterprise-caliber reporting, dash-boarding, visualization and data discovery solutions.

Fuze, Inc. (fka Thinking Phone Networks, Inc.) assists mid-market and larger enterprises deploy cloud-based unified communications (“UC”) services quickly, easily, and cost effectively. ThinkingSuite solution combines mobility-enabled and analytics-driven communications services and third-party application integration on an open architected platform.

Rent the Runway, Inc. is an online-based ecommerce business that rents high fashion clothing and accessories for a fraction of retail price, providing hundreds of thousands of women access to style and fashion beyond their budget.

SimpliVity Corporation delivers server, storage, and networking services through one converged network appliance.

Virtual Investments, Inc. is technology provider focused in instrumentation, measurement and monitoring solutions designed to optimize the performance, availability and utilization of storage area networks and virtualized information technology infrastructure.

Xirrus Inc. is a leading manufacturer and provider of wireless networking equipment for indoor and outdoor wireless coverage and provides cloud-based centralized management software for the deployment, provisioning, management and control of wireless networks and applications.

MANAGEMENT

Our Board and Its Leadership Structure

Our business and affairs are managed under the direction of our Board. Our Board is divided into three classes of directors serving staggered three-year terms and consists of five members, three of whom are not “interested persons” of our Adviser or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our Board elects our officers, who serve at the discretion of our Board. The responsibilities of our Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. Our Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that our Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Our Board has established an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Labe serves as Chairman of the Board and a member of our Adviser’s Investment Committee. We believe that Mr. Labe’s history with our Adviser, his familiarity with its investment platform and his extensive knowledge of and experience in the venture lending and leasing industry qualify him to serve as the Chairman of the Board.

Our Board does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors and the appointment of a Chief Compliance Officer with whom the independent directors meet without the presence of interested directors and other members of management for administering our compliance policies and procedures.

Our Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, our Board believes that the relationship of Mr. Labe with our Adviser provides an effective bridge between our Board and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. Our Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, our Adviser and our Board.

Our Board considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Our Board also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Information regarding our Board is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
James P. Labe	60	Chief Executive Officer and Chairman of the Board	2013	2017
Sajal K. Srivastava	41	Chief Investment Officer, President, Secretary, Treasurer and Director	2013	2018

Independent Directors
Gilbert E. Ahye	69	Director	2013	2019
Steven P. Bird	62	Director	2013	2019
Stephen A. Cassani	50	Director	2013	2018

The address for each of our directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Carl M. Rizzo	65	Chief Compliance Officer

The address for each of our executive officers is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Biographical Information

Independent Directors

Gilbert E. Ahye brings to the Board expertise in accounting and business development. Mr. Ahye became Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, in September 2014. At that time he also became a partner of the private equity firm of Certares. While at American Express he had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions, and was at American Express for more than 30 years. Mr. Ahye served as the Executive Vice President—Chief Development Officer at American Express from May 2003 through August 2014 where he led the Corporate Development / M&A and Innovation group and was a member of American Express’s Global Management Team. During his time at American Express, Mr. Ahye also served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs and serves as a board advisor to the Henry Street Settlement. Mr. Ahye also serves as an advisor to a payments company in China. Mr. Ahye was named to Black Enterprise Magazine’s 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan College, a Master of Business Administration degree from St. John’s University and has a Certified Public Accountant accreditation. Mr. Ahye’s extensive practical experience with executing successful investment strategies and his long term focus on business development led our Nominating and Corporate Governance Committee to conclude that Mr. Ahye is qualified to serve as a director.

Steven P. Bird brings to the Board a diverse knowledge of business and finance. Mr. Bird is a well known veteran of the Silicon Valley venture capital community as a result of a twenty year career working with leading venture capital funds in both venture capital investing as well as venture capital debt financing. Mr. Bird is a co-founder and has been a General Partner of Focus Ventures, located in Palo Alto, California, since its founding in 1997. Focus Ventures has over $830 million in assets under management. Focus Ventures invests in privately held, expansion stage technology companies, and Mr. Bird focuses on investments in enterprise software and internet services. Prior to co-founding Focus Ventures, from 1994 to 1996, Mr. Bird was a Managing Director at Comdisco Ventures Inc. where he was involved with debt and equity capital investments for emerging growth companies. From 1984 to 1992, Mr. Bird was a General Partner at First Century Partners, a venture capital fund affiliated with Smith Barney Inc. From 1992 to 1994, Mr. Bird was a Manager at Bain & Company, a management consulting firm where he worked with companies in the communications, software, and semiconductor industries. From 1977 to 1991, Mr. Bird worked as a Senior Development Engineer in software development at Battelle Northwest Laboratories. Mr. Bird received a Bachelor of Science degree from Stanford University, a Master of Science in Mechanical Engineering degree from Stanford University and a Master of Business Administration degree from the Stanford Graduate School of Business. Mr. Bird’s extensive experience with venture capital investing and venture capital debt financing led our Nominating and Corporate Governance Committee to conclude that Mr. Bird is qualified to serve as a director.

Stephen A. Cassani brings to the Board a diverse knowledge of business, finance and capital markets. Mr. Cassani has had a long standing career of over twenty years in investment banking and finance relating to growth stage venture capital and private equity backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009 and located in Palo Alto, California. At Haven Capital Partners, Mr. Cassani oversees a family office with extensive real estate holdings, where his duties include managing commercial development projects as well as new investment opportunities. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm’s west coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School. Mr. Cassani’s extensive investment banking and finance experience relating to growth stage venture capital and private equity backed companies led our Nominating and Corporate Governance Committee to conclude that Mr. Cassani is qualified to serve as a director.

Interested Directors

James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Prior to joining Comdisco, Mr. Labe was employed by Equitec Financial Group. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago. We believe that Mr. Labe’s extensive venture capital lending and leasing experience qualifies him to serve on our board of directors.

Sajal K. Srivastava, our President and Chief Investment Officer, contributes strong investment and operating leadership experience along with a venture lending, leasing and technology finance background. Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s day to day operations, credit and investment analysis, account servicing, portfolio monitoring, legal and finance groups since co-founding TPC with Mr. Labe. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed over venture lending and leasing transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was a Financial Analyst with Prudential Securities, Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree in Economics from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University. We believe that Mr. Srivastava’s strong investment and operating leadership experience qualifies him to serve on our board of directors.

Executive Officers Who Are Not Directors

Carl M. Rizzo, our Chief Compliance Officer, has served as a Director at Alaric Compliance Services LLC since 2011 and performs his functions as our Chief Compliance Officer under the terms of the agreements between us and Alaric Compliance Services LLC and our Adviser and Alaric Compliance Services LLC. Mr. Rizzo also currently serves as the Chief Compliance Officer of another publicly traded business development company, another private business development company, and their respective registered investment advisors. Mr. Rizzo served from January 2014 to February 2015 as Chief Compliance Officer for Clearlake Capital Group, LP, an SEC registered investment adviser to a group of private equity funds. Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctorate degree from the University of Richmond’s T.C. Williams School of Law.

Audit Committee

The members of our Audit Committee are Gilbert E. Ahye, Steven P. Bird and Stephen A. Cassani, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Gilbert E. Ahye serves as Chairman of our Audit Committee. Our Board has determined that Gilbert E. Ahye is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Our Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2016, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee Charter is available on the Company’s website at www.tpvg.com.

Compensation Committee

The members of our Compensation Committee are Steven P. Bird, Gilbert E. Ahye and Stephen A. Cassani, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Steven P. Bird serves as Chairman of our Compensation Committee. Our Compensation Committee is responsible for overseeing our compensation policies generally and making recommendations to our Board with respect to any incentive compensation or equity-based plans that are subject to Board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers are compensated by us and as such our Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement. The Compensation Committee is also responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement and the Administration Agreement.

Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in our best interests. For the year ended December 31, 2016, our Compensation Committee met three times. The Compensation Committee charter is available on our website at www.tpvg.com.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Stephen A. Cassani, Gilbert E. Ahye and Steven P. Bird, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Stephen A. Cassani serves as Chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. Our Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws. For the year ended December 31, 2016, our Nominating and Corporate Governance Committee met one time.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee evaluates the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.tpvg.com.

Valuation Committee

The members of our Valuation Committee are Gilbert E. Ahye, Steven P. Bird and Stephen A. Cassani. Mr. Ahye serves as Chairman of our Valuation Committee. Our Valuation Committee is responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Our Board and Valuation Committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities. However, our Board does not have de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed. The Board, however, may request at its discretion to have such investments valued by an independent valuation firm. For the fiscal year ended December 31, 2016, our Valuation Committee met four times.

Compensation of Directors

No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The independent directors receive an annual fee of $60,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular Board meeting and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any Committee meeting telephonically. In addition, they receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chairman of our Audit Committee receives an annual fee of $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. See “Management Agreements—Investment Advisory Agreement.”

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Messrs. Labe and Srivastava, through their financial interests in our Adviser, are entitled to a portion of any investment advisory fees paid by us under the Investment Advisory Agreement. Our other executive officers are paid by our Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us under the Administration Agreement. To the extent that our Administrator outsources any of its functions, we reimburse our Administrator for the fees associated with such functions without profit or benefit to our Administrator. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Management Agreements—Investment Advisory Agreement;—Administration Agreement.”

Indemnification Agreements

In February 2014, we entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

Each investment opportunity requires the unanimous approval of our Adviser’s Investment Committee. Follow-on investments in existing portfolio companies require the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. The day-to-day management of investments approved by the Investment Committee are overseen by Messrs. Labe and Srivastava.

The members of our Adviser’s Investment Committee and other advisory personnel employed by our Adviser receive compensation from our Adviser that include an annual base salary, an annual individual performance bonus and a portion of the incentive fee or carried interest earned in connection with their services.

Each of Messrs. Labe and Srivastava has a material ownership and financial interest in, and receive compensation and/or profit distributions from our Adviser. Messrs. Labe and Srivastava are also primarily responsible for the day-to-day management of TPC. As of December 31, 2016, TPC managed over $750 million of outstanding assets.

Portfolio Managers

We consider Messrs. Labe and Srivastava, who are the members of our Adviser’s Investment Committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers as of April 20, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in TriplePoint Venture Growth BDC Corp.(1)(2)
James P. Labe	$500,001 - $1,000,000
Sajal K. Srivastava	Over $1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.30 per share on April 20, 2017 on the New York Stock Exchange.

Investment Committee

The Investment Committee of our Adviser meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee reviews and determines by unanimous vote whether to make prospective investments identified by our Adviser and monitors the performance of our investment portfolio. The members of our Adviser’s Investment Committee are Messrs. Labe and Srivastava. Our Adviser may increase the size of its Investment Committee from time to time.

Members of our Advisor’s Senior Investment Team

The members of our Adviser’s senior investment team consist of Messrs Labe and Srivastava and members of our Adviser’s Originations team.

MANAGEMENT AGREEMENTS

Investment Advisory Agreement

Subject to the overall supervision of our Board and in accordance with the 1940 Act, our Adviser manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	executes, closes, services and monitors the investments we make;

•	determines the securities and other assets that we will purchase, retain or sell;

•	performs due diligence on prospective investments; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay our Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee are ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of our two most recently completed calendar quarters. Such amount is appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during a calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

Incentive Fee

The incentive fee, which provides our Adviser with a share of the income that it generates for us, consists of two components—investment income and capital gains—which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, we pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser receives 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC (March 5, 2014) exceeds the cumulative incentive fees accrued and/or paid since March 5, 2014. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 minus (y) the cumulative incentive fees accrued and/or paid since March 5, 2014. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since March 5, 2014.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement described in the preceding paragraph. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our assets used to calculate the 1.75% base management fee. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuance or repurchase during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to first component of incentive fee

Under the capital gains component of the incentive fee, we pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our “aggregate cumulative realized capital gains” does not include any unrealized appreciation. It should be noted that we accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 2.0%

•	Base management fee(2) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.90%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.2625%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (pre-incentive fee net investment income – 2.0%)))

= (100% × (2.2625% – 2.0%)) + 0%

= 100% × 0.2625%

= 0.2625%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.8625%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (pre-incentive fee net investment income – 2.5%)))

= (100% × (2.5% – 2.0%)) + (20.0% × (2.8625% – 2.5%))

= 0.5% + (20.0% × 0.3625%)

= 0.5% + 0.0725%

= 0.5725%

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(4) = 2.0%

•	Base management fee(5) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(6) = 0.2%

•	Cumulative incentive compensation accrued and/or paid since March 5, 2014 = $9,000,000

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.8625%

•	20.0% of cumulative net increase in net assets resulting from operations since March 5, 2014 = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 did not exceed the cumulative income and capital gains incentive fees accrued and/or paid since March 5, 2014.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8625%.

•	20.0% of cumulative net increase in net assets resulting from operations since March 5, 2014 = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 exceeds the cumulative income and capital gains incentive fees accrued and/or paid since March 5, 2014, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(4)	Represents 8.0% annualized hurdle rate.
(5)	Represents 1.75% annualized base management fee.
(6)	Excludes organizational and offering expenses.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20.0 million investment made in Company A, or “Investment A,” and $30.0 million investment made in Company B, or “Investment B.”

•	Year 2: Investment A sold for $50.0 million and fair market value, or “FMV,” of Investment B determined to be $32.0 million

•	Year 3: FMV of Investment B determined to be $25.0 million

•	Year 4: Investment B sold for $31.0 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $0.2 million; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A, or “Investment A,” $30.0 million investment made in Company B, or “Investment B,” and $25.0 million investment made in Company C, or “Investment C.”

•	Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

•	Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: FMV of Investment B determined to be $35.0 million

•	Year 5: Investment B sold for $20.0 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $5 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•

Year 5: None; $5 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by TPC and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	indemnification payments;

•	providing managerial assistance to those portfolio companies that request it;

•	marketing expenses;

•	expenses relating to the development and maintenance of our website;

•

fees and expenses payable to third-parties, including agents, consultants or other advisors, in connection with monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	fees and expenses incurred in connection with obtaining debt financing, including our Credit Facility;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

•	offerings of our common stock and other securities, including any offering made pursuant to this prospectus;

•	investment advisory and management fees;

•	administration fees, expenses and/or payments payable under the Administration Agreement;

•

fees payable to third parties, including agents, consultants and other advisors, relating to, or associated with, evaluating and making investments, including costs associated with meeting potential financial sponsors;

•	transfer and dividend paying agents and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration of listing our securities with appropriate regulatory agencies;

•	all cost of listing our securities on any securities exchange;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs associated with individual or groups of stockholders;

•	our allocable portion of any fidelity bond, directors and officers’ errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•

and all other expenses incurred by us, our Administrator or our Adviser in connection with administering our business, including payments under the Administration Agreement based on our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if (i) (A) approved annually by our Board or (B) by the affirmative vote of the holders of a majority of our outstanding voting securities and (ii) approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated by either party without penalty upon 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice. See “Risk Factors—Relating to our Business and Structure—We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.”

The Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

The Investment Advisory Agreement between us and our Adviser was initially approved by our Board at an in-person meeting in November 2013 and entered into in February 2014. Our Board most recently determined to re-approve the Investment Advisory Agreement at an in-person meeting held in October 2016. In reaching a decision to re-approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•

the Company’s investment performance relative to comparable business development companies managed by other advisers, and concluded that such advisory and other services are satisfactory and the Company’s investment performance is reasonable;

•

comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives, and concluded that the current fee structure is reasonable;

•

the Company’s projected operating expenses and expense ratio compared to business development companies with similar investment objectives, and concluded that the Company’s projected operating expenses and expense ratio are reasonable;

•

any existing and potential sources of indirect income to the Adviser or the Administrator from their relationships with us and the profitability of those relationships, and concluded that the direct and indirect costs, including the allocation of such costs, are reasonable;

•

information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel of the Adviser have extensive experience and are well qualified to provide advisory and other services to the Company;

•

the organizational capability, financial condition and profitability of the Adviser and its affiliates, and concluded that the organizational capability, financial condition and profitability of the Adviser and its affiliates are reasonable; and

•

the possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with the Adviser as our investment adviser was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and re-approved the Investment Advisory

Agreement as being in the best interests of our stockholders. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Administration Agreement

The Administration Agreement provides that our Administrator is responsible for furnishing us with office facilities and equipment and providing us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, our Administrator performs, or oversees, or arranges for, the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator also provides managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, our Administrator is paid an additional amount based on the services provided, which shall not exceed the amount we receive from such companies for providing this assistance. The Administration Agreement between us and the Administrator was initially approved by our Board at an in-person meeting in November 2013 and was entered into in February 2014. Our Board most recently determined to re-approve the Administration Agreement at an in-person meeting held in October 2016. In connection with such approval the Board, including a majority of independent directors, reviewed the compensation we pay to the Administrator to determine that the provisions of the Administrative Agreement are carried out satisfactorily and to determine, among other things, whether the fees payable under the Administration Agreement are reasonable in light of the services provided. The Board also reviewed the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and the affiliates of TPC. The Board then assessed the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services. The Board also considered the possibility of obtaining such services from a third-party and whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compared the total amount paid to the Administrator for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

The Administration Agreement will continue in effect from year to year if (i) (A) the approval of our Board or (B) by the affirmative vote of the holders of a majority of our outstanding voting securities and (ii) the approval by a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Stockholder approval is not required to amend the Administration Agreement.

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as our administrator.

Pursuant to a sub-administration agreement, our Administrator has engaged Conifer Financial Services LLC to provide certain administrative services to us on behalf of our Administrator.

Staffing Agreement

In February 2014, our Adviser entered into the Staffing Agreement with TPC. Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team. The Staffing Agreement may be terminated with 60 days’ prior written notice.

License Agreement

In February 2014, we entered into the License Agreement with TPC under which TPC granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. Under the License Agreement, we have a right to use the “TriplePoint” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TriplePoint” name. The License Agreement remains in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

Certain members of our Adviser’s senior investment team and Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by TPC with similar investment objectives. Similarly, TPC may have other clients with similar, different or competing investment objectives. See “Risk Factors—Relating to our Conflicts of Interest—There are potential conflicts of interest that could negatively affect our investment returns.”

Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these investments. Although we are the primary vehicle through which TPC focuses its venture growth stage business, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment is apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We have co-invested and, in the future, may co-invest with investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, TPC and our Adviser have filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by TPC where terms other than price are negotiated.

Investment Advisory Agreement

In February 2014, we entered into the Investment Advisory Agreement with our Adviser. Our Board most recently determined to re-approve the Investment Advisory Agreement at an in-person meeting held in October 2016. Pursuant to this agreement, we have agreed to pay to our Adviser a base management fee and an incentive fee for its services. Pursuant to the Investment Advisory Agreement, our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser’s management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of our Adviser are involved in the valuation process for our portfolio investments. See “Risk Factors—Relating to our Conflicts of Interest—The base management and incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders;—Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so;—The valuation process for certain of our portfolio holdings may create a conflict of interest;—The Investment Advisory Agreement was not negotiated at arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.”

Administration Agreement

In February 2014, we entered into the Administration Agreement with our Administrator pursuant to which our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. See “Risk Factors—Relating to our Business and Structure—Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.”

In addition, our Administrator has entered into a sub-administration agreement with Conifer Financial Services LLC to provide certain sub-administrative services to us on behalf of our Administrator.

Staffing Agreement

In February 2014, our Adviser entered into the Staffing Agreement with TPC. Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. The Staffing Agreement may be terminated with 60 days’ prior written notice. See “Risk Factors—Relating to our Business and Structure—We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our future success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.”

License Agreement

In February 2014, we entered into the License Agreement with TPC under which TPC granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. See “Risk Factors—Relating to our Conflicts of Interest—There are conflicts related to our arrangements with TriplePoint Capital and our Administrator.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 20, 2017, certain ownership information with respect to our common stock for (i) those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, (ii) each of our directors and officers and (iii) all of our officers and directors as a group.

	Percentage of Common Stock Outstanding
Name and Address	Type of Ownership	Shares Owned(2)	Percentage(3)
James P. Labe(1)	Direct	69,162	0.43%
Sajal K. Srivastava(1)	Direct	112,068	0.70%
Gilbert E. Ahye(1)	—	—	—
Steven P. Bird(1)	Direct	30,000	0.19%
Stephen A. Cassani(1)	Direct	500	*
All directors and executive officers as a group	Direct	211,731	1.32%
5% or Greater Beneficial Owners:
Clearbridge Investments, LLC(4)	Direct	1,322,590	8.27%

*	Represents less than 0.005%.
(1)	The address for all of our executive officers and directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.
(3)	Based on a total of 16,001,290 shares of our common stock issued and outstanding on the April 20, 2017.
(4)	Based on information provided in a Schedule 13G/A filed on February 14, 2017, Clearbridge Investments, LLC reported shared voting and dispositive power with respect to 1,322,590 shares of our Common Stock. The Schedule 13G/A does not include any information regarding shares acquired or sold since the date of such Schedule 13G/A. The business address of Clearbridge Investments, LLC is 620 8th Avenue, New York, NY 10018.

The following table sets out the dollar range of our equity securities that are beneficially owned by each of our directors as of April 20, 2017. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in TriplePoint Venture Growth BDC Corp.(1)(2)
Independent Directors
Gilbert E. Ahye	None
Steven P. Bird	Over $100,000
Stephen A. Cassani	$1 - $10,000
Interested Directors
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.30 on April 20, 2017 on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

DETERMINATION OF NET ASSET VALUE

Quarterly Determinations

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Our investment assets are carried at fair value in accordance with the 1940 Act and ASC Topic 820. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board. Our investments are primarily made to venture growth stage companies in technology, life sciences and other high growth industries. Given the nature of lending to these types of companies, our investments are generally considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investments to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

We have adopted ASC Topic 820. ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

•	Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

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Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

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Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our Adviser’s senior investment team;

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At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm. However, our Board does not have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed, given the expenses involved in connection therewith;

•	The Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board; and

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Our Board then discusses valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the respective independent valuation firms and our Valuation Committee.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

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our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

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the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC) to suspend the offering of shares of our common stock if the net asset value fluctuates by certain amounts in certain circumstances, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We adopted a dividend reinvestment plan that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer and dividend paying agent and registrar, in writing so that such notice is received by the plan administrator no later than three business days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

We use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board. Market price per share on that date is the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right, however, to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator are allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or similar corporate action.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code, the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

This discussion does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities. The U.S. federal income tax consequences of such an investment in the relevant prospectus supplement.

A “U.S. stockholder” is generally a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity classified as a corporation for U.S. tax purposes created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust).

A “non-U.S. stockholder” generally is a beneficial owner of shares of our common stock other than a U.S. stockholder.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company

We have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify our holdings so that, at the end of each quarter of each taxable year:

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at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

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not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

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at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

For the tax years ended December 31, 2014 and 2015, we were subject to a 4% U.S. federal excise tax and we may be subject to this tax in future years. In such cases, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Warrants. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies. We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Certain adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) are taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Generally, you will be provided with a written notice each year reporting the amount of any (i) ordinary income dividends, and (ii) capital gain dividends. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax. As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items are generally apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder depends upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, are generally subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding.

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding. A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”, and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on (i) certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning on January 1, 2019, payments of gross proceeds from the sale, exchange, redemption, retirement or other taxable disposition of property of a type that can produce U.S. source interest or dividends, in each case, to foreign financial institutions (“FFIs”) unless such FFIs enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information and such FFIs comply with the terms of such intergovernmental agreement and any enabling legislation or administrative authority with respect to such intergovernmental agreement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.01 per share, 450,000,000 of which are classified as common stock and 50,000,000 of which are classified as preferred stock. Our common stock has been approved for listing on the NYSE under the ticker symbol “TPVG,” subject to official notice of issuance. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. As of April 20, 2017, 16,001,290 shares of our common stock are issued and outstanding.

Under our charter and subject to the rights of holders of any series of preferred stock we may issue in the future, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Subject to the preferential rights of holders of any outstanding shares of preferred stock that we may issue in the future, distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available for payment. Holders of our common stock have no preemptive, exchange, conversion or redemption rights and shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, holders of outstanding shares of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set, subject to the terms of any series of our stock outstanding at the time, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock provides us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our directors’ and officers’ rights to indemnification and advancement of expenses provided by our charter and bylaws vest immediately upon the election of a director or officer.

Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of

(a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by such corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we may not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Additionally, we entered into indemnification agreements with our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted under Maryland law and the 1940 Act.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other reasons, the negotiation of such proposals may improve their terms.

Classified Board

Our Board is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders to be held in 2018, 2019 and 2017, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, successor directors of each class will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when his or her successor is duly elected and qualifies, and each year one class of directors is elected by our stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that directors will be elected by a plurality of the votes cast in the election of directors. Pursuant to the charter, our Board may amend our bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by our Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, which is one, and, unless our bylaws are amended, may not be more than 15. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that, subject to the rights of holders of one or more series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board, the Chairman of the Board, President or Chief Executive Officer. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of each such nominee and who has provided notice to us within the time period, and containing the information, specified by the advance notice provisions set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our Board may be made only (i) by or at the direction of our Board or (ii) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each such nominee and who has provided notice to us within the time period, and containing the information, specified by the advance notice provisions set forth in our bylaws.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

•

amendments to the provisions of our charter relating to the classification of the Board, the power of the Board to fix the number of directors and to fill vacancies on the Board, the vote required to elect or remove a director and the Board’s exclusive power to amend our bylaws;

•	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

•	our liquidation or dissolution;

•	amendments to the provisions of our charter relating to the vote required to approve our dissolution, amendments to our charter and extraordinary transactions;

•

any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•

any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any affiliate of such a person, group or member of such a group, or collectively, “Transacting Persons,” on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of our charter requires such approval.

The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by our stockholders or whose election by the Board to fill vacancies is approved by a majority of the continuing directors then on our Board. Our charter and bylaws provide that our Board has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders are not entitled to exercise appraisal rights, unless the Board determines that such rights will apply.

Control Share Acquisitions

The Control Share Acquisition Act provides that holders of control shares of a Maryland corporation acquired in a control share acquisition have no voting rights with respect to such control shares except to the extent approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition may compel the board of directors of the Maryland corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will not amend our bylaws to repeal the current exemption from the Control Share Acquisition Act without our Board determining that it would be in the best interests of our stockholders and without the Company first notifying the SEC staff of its intention. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days)

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

•	the title of such warrants;

•	the title of such subscription rights;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default as provided in the Indenture. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of pending litigation that may allow us to incur additional leverage, see “Risk Factors—Risks Related to Our Business and Structure—Pending legislation may allow us to incur additional leverage.” Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

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an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

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an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

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financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

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the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•

the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

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the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S Bank National Association serves as the trustee under the indenture.

REGULATION

We are a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters, and affiliates of those affiliates, or underwriters and requires that a majority of the directors of a BDC be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without the approval of a majority of our outstanding voting securities.

We do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. None of the policies in this paragraph is fundamental and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets are the following:

(1)	securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

i.	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

ii.	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(2)	securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(4)	cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through our subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. On a consolidated basis, at least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets or temporary investments. Typically, we invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the “Diversification Tests,” in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser monitors the creditworthiness of any counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly owned subsidiaries for financial reporting purposes and measure our compliance with the leverage test applicable to BDCs under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to any of our portfolio equity securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on any of the portfolio equity securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of any of the portfolio equity securities we hold. Although our Adviser generally votes against proposals that may have a negative effect on any of our portfolio equity securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s senior investment team. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser discloses such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how our Adviser voted proxies by making a written request for proxy voting information to: 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering these policies and procedures.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by TPC, our Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we may co-invest with TPC/or investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with TPC/or such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, TPC and our Adviser have filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with TPC/or investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Even though we have filed this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with TPC/or investment funds, accounts and investment vehicles managed by TPC where terms other than price are negotiated.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

(1)	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

(2)	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

(3)	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal controls over financial reporting; and

(4)	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Emerging Growth Company

We are an emerging growth company as defined in the JOBS Act and we have taken and will continue to be able to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We expect to remain an emerging growth company for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we comply with new or revised accounting standards on the same time frames as other public companies that are not “emerging growth companies.”

Corporate Governance Regulations

The NYSE has adopted corporate governance regulations that listed companies must comply with. We are in compliance with these corporate governance listing standards. We monitor our compliance with all future listing standards and take all necessary actions to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, warrants representing rights to purchase shares of our common stock, subscription rights or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is listed on the NYSE under the symbol “TPVG”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A. pursuant to a custody agreement. The principal business address of U.S. Bank, N.A. is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, our Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally seeks reasonably competitive trade execution costs but does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters relating to this prospectus will be passed upon for us by Eversheds Sutherland (US) LLP, 700 Sixth Street NW, Suite 700, Washington, DC 20001.

EXPERTS

The consolidated financial statements as of December 31, 2016 and 2015 and for the years ended December 31, 2016, December 31, 2015 and for the period from March 5, 2014 (Commencement of Operations) to December 31, 2014 of TriplePoint Venture Growth BDC Corp. and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such consolidated financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We also maintain a website at http://www.tpvg.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2016 and December 31, 2015	F-3
Consolidated Statements of Operations for the Years Ended December 31, 2016 and 2015 and the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-4
Consolidated Statements of Changes in Net Assets for the Years Ended December 31, 2016 and 2015 and the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-5
Consolidated Statements of Cash Flows for the Years Ended December 31, 2016 and 2015 and the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014)	F-6
Consolidated Schedules of Investments as of December 31, 2016 and December 31, 2015	F-7
Notes to Consolidated Financial Statements as of December 31, 2016 and December 31, 2015	F-20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

TriplePoint Venture Growth BDC Corp.

Menlo Park, California

We have audited the accompanying consolidated statements of assets and liabilities of TriplePoint Venture Growth BDC Corp. and subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, cash flows, and financial highlights (presented in Note 8) for the years ended December 31, 2016 and 2015, and for the period from March 5, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2016 and 2015, by correspondence with the custodian, borrowers and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of TriplePoint Venture Growth BDC Corp. and subsidiaries as of December 31, 2016 and 2015, and the results of their operations, changes in their net assets, cash flows, and financial highlights for the years ended December 31, 2016 and 2015, and for the period from March 5, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

San Francisco, California

March 13, 2017

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollars in thousands, except per share data)

	December 31, 2016	December 31, 2015
Assets
Investments at fair value (amortized cost of $370,116 and $276,352, respectively)	$374,311	$271,717
Short-term investments at fair value (cost of $39,990 and $69,998, respectively)	39,990	69,995
Cash	7,776	32,451
Restricted cash	7,702	6,028
Deferred credit facility costs	1,774	1,559
Prepaid expenses and other assets	2,669	573

Total Assets	434,222	382,323

Liabilities
Revolving Credit Facility	115,000	18,000
2020 Notes, net	53,288	52,910
Payable for U.S. Treasury bill assets	39,990	69,998
Base management fee payable	1,449	1,375
Income incentive fee payable	1,208	1,453
Accrued capital gains incentive fee	—	—
Payable to directors and officers	63	72
Other accrued expenses and liabilities	7,361	6,869

Total Liabilities	218,359	150,677

Commitments and Contingencies (Note 7)
Net Assets	$215,863	$231,646

Preferred stock, par value $0.01 per share (50,000,000 shares authorized; no shares issued and outstanding as of December 31, 2016 and December 31, 2015)	$—	$—
Common stock, par value $0.01 per share (450,000,000 shares authorized; 15,980,768 and 16,302,036 shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively)	160	163
Paid-in capital in excess of par value	231,518	235,205
Net investment income	57,778	34,767
Accumulated net realized losses on investments	(21,035)	(317)
Accumulated net unrealized gains (losses) on investments	4,195	(4,638)
Distributions	(56,753)	(33,534)

Net Assets	$215,863	$231,646

Net Asset Value per Share	$13.51	$14.21

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	For the Years Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Investment Income
Interest income from investments	$41,767	$39,904	$24,674
Other income
Expirations / terminations of unfunded commitments	1,657	1,741	395
Other fees	211	441	277

Total investment and other income	43,635	42,086	25,346

Operating Expenses
Base management fee	5,525	5,428	2,723
Income incentive fee	2,775	4,360	2,569
Capital gains incentive fee	—	(296)	296
Interest expense and amortization of fees	7,859	6,285	3,897
Administration agreement expenses	1,552	1,517	1,098
General and administrative expenses	2,913	2,833	1,955

Total Operating Expenses	20,624	20,127	12,538

Net investment income	23,011	21,959	12,808

Net realized and unrealized gains (losses) on investments
Net realized losses on investments	(20,718)	(317)	—
Net change in unrealized gains (losses) on investments	8,833	(6,121)	1,483

Net realized and unrealized gains (losses) on investments	(11,885)	(6,438)	1,483

Net Increase in Net Assets Resulting from Operations	$11,126	$15,521	$14,291

Basic and diluted net investment income per share	$1.42	$1.46	$1.30
Basic and diluted net increase in net assets per share	$0.69	$1.03	$1.45
Basic and diluted weighted average shares of common stock outstanding	16,160,043	15,041,088	9,869,860

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars in thousands)

	Shares of Common Stock	Total Net Assets
Balance as of March 5, 2014	1,668	$25
Net increase in net assets resulting from operations	—	14,291
Distributions from net investment income	—	(12,046)
Common stock issuance, net	9,922,503	142,709

Balance as of December 31, 2014	9,924,171	$144,979

Balance as of January 1, 2015	9,924,171	$144,979
Net increase in net assets resulting from operations	—	15,521
Distributions from net investment income	—	(21,488)
Common stock issuance, net	6,844,085	98,186
Acquisition of common stock under repurchase plan	(466,220)	(5,552)

Balance as of December 31, 2015	16,302,036	$231,646

Balance as of January 1, 2016	16,302,036	$231,646
Net increase in net assets resulting from operations	—	11,126
Distributions from net investment income	—	(3,800)
Return of capital	—	(19,420)
Common stock issuance, net	164,718	1,687
Acquisition of common stock under repurchase plan	(485,986)	(5,376)

Balance as of December 31, 2016	15,980,768	$215,863

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	For the Year Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,126	$15,521	$14,291
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Fundings and purchases of investments	(156,349)	(101,095)	(283,171)
Sales (purchase) of short-term investments, net	30,007	(20,000)	(49,998)
Principal payments and proceeds from investments	49,475	90,357	31,881
Payment-in-kind interest on investments	(2,856)	(409)	—
Net change in unrealized (gains) losses on investments	(8,833)	6,121	(1,483)
Realized losses on investments	20,718	317	—
Amortization and accretion of premiums and discounts, net	(2,220)	(1,788)	(559)
Accretion of end-of-term payments, net of prepayments	(4,138)	(7,249)	(4,636)
Amortization of deferred credit facility and 2020 Notes issuance costs	1,243	1,478	966
Change in restricted cash	(1,674)	2,005	(8,033)
Change in operating assets and liabilities:
Payable for U.S. Treasury bill assets	(30,008)	20,000	49,998
Prepaid expenses and other assets	(489)	(456)	(503)
Base management fee payable	74	(530)	1,905
Income incentive fee payable	(245)	(897)	2,350
Accrued capital gains incentive fee	—	(296)	296
Payable to directors and officers	(9)	(24)	96
Other accrued expenses and liabilities	492	(909)	8,165

Net cash provided (used in) by operating activities	(93,686)	2,146	(238,435)

Cash Flows from Financing Activities:
Borrowing under bridge facility	—	—	121,662
Repayment of bridge facility	—	—	(121,662)
Borrowings (repayments) under revolving credit facility, net	97,000	(100,000)	118,000
Repurchase of common stock	(5,376)	(5,552)	—
Distributions, net	(21,533)	(19,240)	(10,884)
Deferred credit facility costs	(1,080)	(503)	(3,347)
Net proceeds from issuance of 2020 Notes	—	52,756	—
Net proceeds from issuance of common stock	—	95,938	141,547

Net cash provided by financing activities	69,011	23,399	245,316

Net change in cash	(24,675)	25,545	6,881
Cash at beginning of period	32,451	6,906	25

Cash at end of period	$7,776	$32,451	$6,906

Supplemental Disclosure of Non-Cash Financing Activities:
Distributions reinvested	$1,687	$2,248	$1,162
Accrued deferred credit facility costs	—	—	$540
Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest	$6,345	$4,087	$2,632

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments
Birchbox, Inc.	E-Commerce—Personal Goods	Growth Capital Loan (10.00% interest rate, 8.00% EOT payment)	$5,000	$5,104	$5,095	2/28/2019
		Growth Capital Loan (10.00% interest rate, 7.00% EOT payment)	5,000	5,111	5,057	2/28/2019
		Growth Capital Loan (10.25% interest rate, 8.00% EOT payment)	10,000	10,082	10,096	7/31/2019

Birchbox, Inc. Total			20,000	20,297	20,248

Birst, Inc.	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	10,086	10,109	11/30/2017
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	15,000	14,908	14,990	3/31/2019
		Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	2,000	1,983	1,995	6/30/2019

Birst, Inc. Total			27,000	26,977	27,094

Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.75% interest rate)	6,045	6,271	6,271	12/31/2017
CrowdStrike, Inc.	Security Services	Growth Capital Loan (Prime + 7.75% interest rate, 0.50% EOT payment)	20,000	18,715	18,715	12/31/2020
Farfetch UK Limited(1)(3)	Shopping Facilitators	Growth Capital Loan (Prime + 8.25% interest rate, 9.00% EOT payment)	10,000	9,975	10,410	3/31/2020
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	5,008	5,211	1/31/2020
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,842	5,034	6/30/2020

Farfetch UK Limited Total			20,000	19,825	20,655

FinancialForce.com, Inc.	Business Applications Software	Growth Capital Loan (Prime + 7.50% interest rate, 4.00% EOT payment)	15,000	14,308	14,396	12/31/2020
Forgerock, Inc.	Security Services	Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	10,000	10,085	10,150	9/30/2019
		Growth Capital Loan (Prime + 6.75% interest rate, 8.50% EOT payment)	5,000	4,948	4,976	2/29/2020

Forgerock, Inc. Total			15,000	15,033	15,126

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
Fuze, Inc. (fka Thinking Phone Networks, Inc.)	Conferencing Equipment / Services	Growth Capital Loan (11.25% interest rate, 2.85% EOT payment)	$30,000	$29,453	$30,096	9/30/2019
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,900	4,898	9/30/2019
		Growth Capital Loan (11.50% interest rate, 2.85% EOT payment)	5,000	4,899	4,897	9/30/2019

Fuze, Inc. (fka Thinking Phone Networks, Inc.) Total			40,000	39,252	39,891

Harvest Power, Inc.	Biofuels / Biomass	Growth Capital Loan (13.00% interest rate, 9.00% EOT payment)	15,000	16,121	16,065	11/30/2017
KnCMiner AB(1)(3)(8)	Financial Institution and Services	Growth Capital Loan (9.00% interest rate, 6.00% EOT payment)	3,758	3,809	3,231	6/30/2018
		Growth Capital Loan (9.25% interest rate, 6.00% EOT payment)	1,798	1,795	1,546	6/30/2018

KnCMiner AB Total			5,556	5,604	4,777

MapR Technologies, Inc.	Business Applications Software	Equipment Loan (8.00% interest rate, 10.00% EOT payment)	2,708	2,810	2,853	9/30/2018
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	145	145	146	1/31/2019
		Equipment Lease (8.25% interest rate, 10.00% EOT payment)(1)	1,434	1,434	1,441	6/30/2019
		Equipment Loan (6.50% interest rate, 10.00% EOT payment)	860	845	845	6/30/2019
		Equipment Lease (8.50% interest rate, 10.00% EOT payment)(1)	135	135	135	12/31/2019

MapR Technologies, Inc. Total			5,282	5,369	5,420

Mind Candy Limited(1)(3)	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	9,000	9,781	7,430	6/30/2017
ModCloth, Inc.	E-Commerce— Clothing and Accessories	Growth Capital Loan (11.50% interest rate, 13.42% EOT payment)	684	809	789	6/30/2017
		Growth Capital Loan (11.50% interest rate, 13.69% EOT payment)	1,475	1,725	1,688	6/30/2017
		Growth Capital Loan (13.00% interest rate, 15.50% EOT payment)	2,000	2,232	2,255	8/31/2017
		Growth Capital Loan (13.00% interest rate, 16.00% EOT payment)	5,000	5,545	5,606	11/30/2017

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
ModCloth, Inc.		Growth Capital Loan (13.00% interest rate, 16.50% EOT payment)	$5,000	$5,504	$5,574	2/28/2018
		Growth Capital Loan (13.00% interest rate, 11.61% EOT payment)	4,114	4,548	4,571	6/30/2017
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	36	36	37	3/31/2017
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	7	7	7	6/30/2017
		Equipment Lease (7.50% interest rate, 15.00% EOT payment)(1)	5	5	5	7/31/2017

ModCloth, Inc. Total			18,321	20,411	20,532

Munchery, Inc.	Restaurant / Food Service	Growth Capital Loan (Prime + 7.00% interest rate, 6.75% EOT payment)	3,000	2,972	3,003	6/30/2019
Rent the Runway, Inc.	E-Commerce— Clothing and Accessories	Growth Capital Loan (Prime + 7.00% interest rate, 6.25% EOT payment)	10,000	10,116	10,554	11/30/2018
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	6,000	5,970	6,221	6/30/2019
		Growth Capital Loan (Prime + 6.25% interest rate, 6.25% EOT payment)	2,000	1,972	2,065	10/31/2019
		Growth Capital Loan (Prime + 6.25% interest rate, 4.50% EOT payment)	4,000	3,934	4,034	11/30/2019

Rent the Runway, Inc. Total			22,000	21,992	22,874

SimpliVity Corporation	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	7,241	7,631	6/30/2018
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	3,074	3,271	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	7,175	7,684	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	3,000	3,057	3,293	12/31/2018
		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	10,158	11,047	1/31/2019
		Equipment Lease (6.75% interest rate, 10.00% EOT payment)(1)	2,808	2,808	3,176	12/31/2018
		Equipment Lease (6.75% interest rate, 7.50% EOT payment)(1)	1,939	1,939	2,133	6/30/2018

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
SimpliVity Corporation		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	$1,311	$1,311	$1,475	12/31/2018
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	885	885	1,010	2/28/2019
		Equipment Lease (7.00% interest rate, 10.00% EOT payment)(1)	54	54	61	3/31/2019
		Equipment Lease (9.00% interest rate, 10.00% EOT payment)(1)	4,556	4,554	5,677	9/30/2018

SimpliVity Corporation Total			41,553	42,256	46,458

Virtual Instruments Corporation	Network Systems Management Software	Growth Capital Loan (10.00% interest rate)	5,000	5,000	4,994	4/4/2020
		Growth Capital Loan (5.00% interest rate)(5)	21,155	21,155	18,662	4/4/2021
		Growth Capital Loan (5.00% interest rate)(5)	5,076	5,076	4,291	4/4/2021

Virtual Instruments Corporation Total			31,231	31,231	27,947

WorldRemit Limited (1) (3)	Financial Institution and Services	Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	5,075	5,088	12/31/2018
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,950	5,005	6/30/2019
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,941	5,005	6/30/2019
		Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,851	4,940	11/30/2019

WorldRemit Limited Total			20,000	19,817	20,038

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.25% interest rate, 12.04% EOT payment)(5)	1,378	1,719	1,684	12/31/2016	(9)
		Growth Capital Loan (Prime + 10.25% interest rate, 13.01% EOT payment)(5)	3,029	3,627	3,566	12/31/2016	(9)
		Growth Capital Loan (Prime + 10.25% interest rate, 13.75% EOT payment)(5)	3,547	4,135	4,106	3/31/2017
		Growth Capital Loan (Prime + 10.25% interest rate, 15.82% EOT payment)(5)	9,982	10,794	11,224	12/31/2017
		Growth Capital Loan (12.00% interest rate)(2)(5)	2,564	2,552	2,487	10/16/2017

Xirrus, Inc. Total			20,500	22,827	23,067

Total Debt Investments			$354,488	$359,059	$360,007

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
AirStrip Technologies, Inc.(2)	Medical Software and Information Services	Preferred Stock	31,063	$112	$74
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	60,052	690	1,406
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	39
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95	4
CrowdStrike, Inc.	Security Services	Preferred Shares	99,344	72	72
Eero, Inc.(2)	Wireless Communications Equipment	Preferred Stock	35,446	80	80
Farfetch UK Limited(1)(3)	Shopping Facilitators	Preferred Stock	37,998	170	183
FinancialForce.com, Inc.(2)	Business Applications Software	Preferred Stock	195,170	508	508
Forgerock, Inc.	Security Services	Preferred Stock	97,996	155	209
Fuze, Inc. (fka Thinking Phone Networks, Inc.)	Conferencing Equipment / Services	Preferred Stock	323,471	670	633
Green Chef Corporation(2)	Restaurant / Food Service	Preferred Stock	315,211	98	98
Harvest Power, Inc.	Biofuels / Biomass	Common Stock	350	77	—
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	40
JackThreads, Inc.(2)	E-Commerce—Clothing and Accessories	Common Stock	283,401	88	77
Lattice Engines, Inc.(2)	Business Applications Software	Preferred Stock	396,652	48	95
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	256,388	42	92
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	87
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751	—
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	5,590,041	746	503
Munchery, Inc.	Restaurant / Food Service	Preferred Stock	222,640	45	45
Optoro, Inc.(2)	Business to Business Marketplace	Preferred Stock	10,346	40	9
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	88,037	213	828
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Common Stock	82,891	331	1,155
Shazam Entertainment Limited(1)(2)(3)	Multimedia / Streaming Software	Ordinary Shares	2,669,479	134	166
SimpliVity Corporation	Database Software	Preferred Stock	770,201	936	—
TechMediaNetwork, Inc.(2)	General Media and Content	Preferred Stock	72,234	31	28
Thrillist Media Group, Inc.(2)	General Media and Content	Common Stock	774,352	624	1,394
WorldRemit Limited(1)(3)	Financial Institution and Services	Preferred Stock	96,216	279	307
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	6,446,763	787	—

Total Warrants				$8,034	$8,238

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2016

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$292
Birchbox, Inc.	E-Commerce—Personal Goods	Convertible Note (8.00% interest rate)	—	45	130
Birst, Inc.	Business Applications Software	Preferred Stock	42,801	250	184
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	258
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	36,264	150	150
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	622
Nutanix, Inc.(7)	Database Software	Common Stock	173,731	1,078	4,430

Total Equity Investments				$3,023	$6,066

Total Investments in Portfolio Companies				$370,116	$374,311

Short-Term Investments(2)				Cost	Fair Value
U.S. Treasury Bills	$40,000 Face Value Maturity Date 1/26/2017 Yield to Maturity 0.40%			$39,990	$39,990

Total Short-Term Investments				$39,990	$39,990

Total Investments				$410,106	$414,301

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2015

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments
Birchbox, Inc.	E-Commerce— Personal Goods	Growth Capital Loan (10.00% interest rate, 8.00% EOT payment)	$5,000	$4,951	$4,951	2/28/2019
		Growth Capital Loan (10.00% interest rate, 7.00% EOT payment)	5,000	4,987	4,987	2/28/2019

Birchbox, Inc. Total			10,000	9,938	9,938

Birst, Inc.	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	9,971	9,977	11/30/2017
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Growth Capital Loan (13.50% interest rate, 20.40% EOT payment)	5,475	5,751	5,751	9/30/2017
Harvest Power, Inc.	Biofuels / Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000	21,206	21,150	11/30/2016
Hayneedle, Inc.	E-Commerce— Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000	15,681	15,673	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000	5,342	5,379	12/31/2017

Hayneedle, Inc. Total			20,000	21,023	21,052

HouseTrip Limited(1)(3)	Travel and Arrangement / Tourism	Growth Capital Loan (Prime + 8.75% interest rate, 5.00% EOT payment)	6,887	7,189	7,078	11/30/2016
Intermodal Data, Inc.(2)(5)	Data Storage	Growth Capital Loan (10.00% interest rate)	16,757	14,554	10,606	4/15/2019
Jasper Technology, Inc.	Communications software	Growth Capital Loan (Prime + 6.25% interest rate, 3.75% EOT payment)	5,000	4,983	4,983	1/31/2017
KnCMiner AB(1)(3)	Financial Institution and Services	Growth Capital Loan (9.00% interest rate, 6.00% EOT payment)	4,596	4,546	4,549	6/30/2018
		Growth Capital Loan (9.25% interest rate, 6.00% EOT payment) (2)	2,000	1,947	1,946	6/30/2018

KnCMiner AB Total			6,596	6,493	6,495

MapR Technologies, Inc.	Business Applications Software	Equipment Loan (8.00% interest rate)	3,064	3,021	3,023	9/30/2018
Mind Candy Limited(1)(3)	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	10,000	10,279	9,891	6/30/2017
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (11.50% interest rate, 13.40% EOT payment)	684	782	784	6/30/2016
		Growth Capital Loan (11.50% interest rate, 13.70% EOT payment)	1,475	1,663	1,666	7/31/2016
		Growth Capital Loan (13.00% interest rate, 15.50% EOT payment)	2,000	2,120	2,134	8/31/2017

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2015

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
ModCloth, Inc.		Growth Capital Loan (13.00% interest rate, 16.00% EOT payment)$	5,000	$5,266	$5,296	11/30/2017
		Growth Capital Loan (13.00% interest rate, 16.50% EOT payment)	5,000	5,220	5,240	2/28/2018
		Growth Capital Loan (13.00% interest rate, 11.60% EOT payment)	4,115	4,271	4,276	6/30/2017
		Equipment Financing (7.50% interest rate, 15.00% EOT payment)(1)	402	406	405	8/31/2016
		Equipment Financing (7.50% interest rate, 15.00% EOT payment)(1)	160	161	161	10/31/2016
		Equipment Financing (7.50% interest rate, 15.00% EOT payment)(1)	108	108	108	3/31/2017
		Equipment Financing (7.50% interest rate, 15.00% EOT payment)(1)	16	16	16	6/30/2017
		Equipment Financing (7.50% interest rate, 15.00% EOT payment)(1)	11	11	11	7/31/2017

ModCloth, Inc. Total			18,971	20,024	20,097

Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Growth Capital Loan (Prime + 7.00% interest rate, 6.25% EOT payment)	10,000	9,841	9,841	11/30/2018
SimpliVity Corporation	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	7,037	7,101	6/30/2018
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	2,992	3,019	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	6,971	7,061	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	3,000	2,971	3,014	12/31/2018
		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	9,860	9,921	1/31/2019
		Equipment Financing (6.75% interest rate, 10.00% EOT payment)(1) (2)	3,869	3,869	3,869	12/31/2018
		Equipment Financing (6.75% interest rate, 7.50% EOT payment)(1) (2)	2,966	2,967	2,966	6/30/2018
		Equipment Financing (7.00% interest rate, 10.00% EOT payment)(1) (2)	1,778	1,778	1,777	12/31/2018

SimpliVity Corporation Total			38,613	38,445	38,728

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2015

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments (continued)
Thinking Phone Networks, Inc. (dba Fuze.com)	Conferencing Equipment / Services	Growth Capital Loan (9.50% interest rate, 1.75% EOT payment)	$30,000	$29,204	$29,222	9/30/2018
Virtual Instruments Corporation	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)(5)	4,015	4,335	3,957	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)(5)	4,285	4,587	4,156	1/31/2017
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)(5)	4,552	4,836	4,353	2/28/2017
		Growth Capital Loan (Prime + 6.75% interest rate, 50.0% EOT payment)(5)	2,543	3,467	3,296	12/31/2016
		Growth Capital Loan (Prime + 6.75% interest rate, 60.0% EOT payment)(5)	5,085	6,843	6,996	12/31/2016
		Growth Capital Loan (10.00% interest rate)(2) (5)	1,525	1,525	1,368	12/31/2016
		Growth Capital Loan (10.00% interest rate)(2) (5)	3,551	3,551	3,185	12/31/2016

Virtual Instruments Corporation Total			25,556	29,144	27,311

WorldRemit Limited (1) (2) (3)	Financial Institution and Services	Growth Capital Loan (Prime + 8.75% interest rate, 10.00% EOT payment)	5,000	4,906	4,903	12/31/2018
Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (Prime + 10.25% interest rate, 9.80% EOT payment)	1,587	1,822	1,847	6/30/2016
		Growth Capital Loan (Prime + 10.25% interest rate, 10.10% EOT payment)	3,172	3,497	3,520	12/31/2016
		Growth Capital Loan (Prime + 10.25% interest rate, 10.30% EOT payment)	3,647	3,893	3,947	3/31/2017
		Growth Capital Loan (Prime + 10.25% interest rate, 11.00% EOT payment)	10,000	10,122	10,225	12/31/2017

Xirrus, Inc. Total			18,406	19,334	19,539

Total Debt Investments			$260,325	$265,306	$259,585

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2015

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
Aerohive Networks, Inc.(2)(6)	Wireless Communications Equipment	Common Stock	33,993	$153	$—
AirStrip Technologies, Inc.(2)	Medical Software and Information Services	Preferred Stock	31,063	112	74
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	53,237	611	1,807
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	600
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95	15
CipherCloud, Inc.(2)	Business Applications Software	Preferred Stock	58,746	36	26
Dollar Shave Club, Inc.(2)	Specialty Retailers	Preferred Stock	15,627	16	21
Harvest Power, Inc.	Biofuels / Biomass	Common Stock	350	77	—
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock	400,000	468	320
HouseTrip SA(1)(3)	Travel and Arrangement / Tourism	Preferred Shares	212,804	93	—
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	40
Jasper Technology, Inc.	Communications software	Preferred Units	7,379	37	37
KnCMiner AB(1)(3)	Financial Institution and Services	Preference Shares	31,818	89	47
Lattice Engines, Inc.(2)	Business Applications Software	Preferred Stock	396,652	48	95
MapR Technologies, Inc.	Business Applications Software	Preferred Stock	154,392	26	26
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	87
Mind Candy, Inc.(1) (3)	Entertainment	Preferred Stock	287,187	751	191
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	5,590,041	746	783
Nutanix, Inc.(2)	Database Software	Preferred Stock	45,000	77	332
One Kings Lane, Inc.(2)	E-Commerce—Household Goods	Preferred Stock	13,635	29	13
Optoro, Inc.(2)	Business to Business Marketplace	Preferred Stock	10,346	40	40
Rent the Runway, Inc.	E-Commerce—Clothing and Accessories	Preferred Stock	35,215	85	85
Shazam Entertainment Limited(1)(2)(3)	Multimedia / Streaming Software	Ordinary Shares	2,669,479	134	166
SimpliVity Corporation	Database Software	Preferred Stock	691,420	825	1,401
TechMediaNetwork, Inc.(2)	General Media and Content	Preferred Stock	72,234	31	38
Thinking Phone Networks, Inc. (dba Fuze.com)	Conferencing Equipment / Services	Preferred Stock	276,807	612	612
Thrillist Media Group, Inc.(2)	General Media and Content	Common Stock	283,401	712	674
Virtual Instruments Corporation	Network Systems Management Software	Preference Shares	694,788	612	—
WorldRemit Limited(1)(2)(3)	Financial Institution and Services	Preferred Stock	32,072	96	96
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	5,568,203	749	335

Total Warrants				$7,572	$8,067

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2015

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
Birchbox, Inc.	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$260
Birst, Inc.	Business Applications Software	Preferred Stock	42,801	250	249
Dollar Shave Club, Inc.	Specialty Retailers	Preferred Stock	19,533	500	497
EndoChoice Holdings, Inc.(6)	Medical Device and Equipment	Common Stock	50,992	224	426
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	258
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	740
Nutanix, Inc.	Database Software	Preferred Stock	137,202	1,000	1,635

Total Equity Investments				$3,474	$4,065

Total Investments in Portfolio Companies				$276,352	$271,717

Short-Term Investments(2)		Cost	Fair Value
U.S. Treasury Bills	$70,000 Face Value Maturity Date 01/28/2016 Yield to Maturity 0.05%	$69,998	$69,995

Total Short-Term Investments		$69,998	$69,995

Total Investments		$346,350	$341,712

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULES OF INVESTMENTS

As of December 31, 2016 and December 31, 2015

NOTES TO CONSOLIDATED SCHEDULES OF INVESTMENTS

Notes applicable to the investments presented in the foregoing tables:

Unless otherwise noted, all of the investments in the foregoing tables are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

As of December 31, 2016 and December 31, 2015, unless otherwise noted, certain of the Company’s debt investments and certain of the Company’s warrants, with an aggregate fair value of approximately $363.0 million and $235.2 million, respectively, were pledged for borrowings under the Company’s revolving credit facility.

Notes applicable to the debt investments presented in the foregoing tables:

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term (“EOT”) payment, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees.

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Some of the terms noted in the foregoing tables are subject to change based on certain events such as prepayments.

Notes applicable to the equipment financings presented in the foregoing tables:

At the end of the term of certain equipment leases, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values of the financed assets have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing tables:

Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing tables:

(1) Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016 and December 31, 2015, non-qualifying assets as a percentage of total assets were 17.4% and 11.6%, respectively.

(2) As of December 31, 2016 and December 31, 2015, these debt investments, warrants, equity investments, and short-term investments were not pledged as collateral as part of the Company’s revolving credit facility.

(3) Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4) Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.

(5) Debt Investment has a payment-in-kind (“PIK”) feature.

(6) Entity is publicly traded and listed on the New York Stock Exchange (the “NYSE”).

(7) Entity is publicly traded and listed on The Nasdaq Global Select Market (the “NASDAQ”)

(8) As of December 31, 2016, the Company’s debt investment in KnCMiner AB includes risk and time discounted expected recoveries of cash from completed asset sales and equity in GoGreen Light AB, which acquired certain assets from KnCMiner AB.

(9) The maturity date was extended to March 31, 2017 during the first quarter of 2017.

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

TriplePoint Venture Growth BDC Corp. (the “Company”), a Maryland corporation, was formed on June 28, 2013 and priced its initial public offering and commenced investment operations on March 5, 2014. The Company is structured as an externally-managed non-diversified, closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As a BDC, the Company expects to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s (“TPC”) investment platform. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. The Company’s investment objective is to maximize total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors. The Company is externally managed by TPVG Advisers LLC (the “Adviser”) which is registered as an investment adviser under the 1940 Act and is a wholly owned subsidiary of TPC. The Adviser is responsible for sourcing, reviewing and structuring investment opportunities, underwriting and performing due diligence on investments and monitoring the investment portfolio on an ongoing basis. The Adviser was organized in August 2013 and, pursuant to an investment advisory agreement entered into between the Company and the Adviser, the Company pays the Adviser a base management fee and an incentive fee for its services. The Company has also entered into an administration agreement with TPVG Administrator LLC (the “Administrator”), a wholly owned subsidiary of the Adviser, and pays fees and expenses for services provided.

The Company has two wholly owned subsidiaries; TPVG Variable Funding Company LLC (the “Financing Subsidiary”), a bankruptcy remote special purpose entity established for utilizing the Company’s revolving credit facility, and TPVG Investment LLC, an entity established for holding certain of the Company’s investments in order to benefit from the tax treatment of these investments and create a tax structure that is more advantageous with respect to the Company’s RIC status. These subsidiaries are consolidated in the financial statements of the Company.

Note 2. Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair representation of financial results as of and for the periods presented. All intercompany account balances and transactions have been eliminated.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires estimates and assumptions to be made that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of portfolio companies and any other parameters used in determining these estimates could cause actual results to differ from those estimates.

Investments

Investment transactions are recorded on a trade-date basis. The Company applies fair value to all its investments. Fair value is a market-based measure considered from the perspective of the market’s participant who holds the financial instrument rather than an entity specific measure. When market assumptions are not readily available, the Company’s own assumptions are set to reflect those that the Adviser believes market participants would use in pricing the financial instruments on the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a variety of factors. To the extent the valuation is based on models or inputs that are less observable the determination of fair value requires more judgment. The Company’s valuation methodology is approved by the Company’s Board of Directors (the “Board”) and the Board is responsible for the fair values determined. As markets change, new types of investments are made, or pricing for certain investments becomes more or less observable, the Board may refine its valuation methodologies to best reflect the fair value of its investments appropriately.

Cash

The Company places its cash with financial institutions and at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Restricted Cash

Restricted cash consists of collections of interest and principal payments on investments maintained in segregated trust accounts for the benefit of the lenders and administrative agent of the Company’s revolving credit facility.

Deferred Credit Facility Costs

Deferred credit facility costs represent fees and other expenses incurred in connection with the Company’s revolving credit facility. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated term of the facility.

Other Accrued Expenses and Liabilities

Other accrued expenses and liabilities include interest payable, accounts payable and the fair value of unfunded commitment liabilities. Unfunded commitment liabilities reflect the fact that the Company is a party to certain delay draw credit agreements with its portfolio companies, which requires the Company to make future advances at the borrowers’ discretion during a defined loan availability period. The Company’s credit agreements contain customary lending provisions which allow the Company relief from funding previously made commitments in instances where the underlying portfolio company experiences materially adverse events that affect the financial condition or business outlook for the portfolio company. In certain instances, the borrower may be required to achieve certain milestones before they may request a future advance. The unfunded obligation associated with these credit agreements is equal to the amount by which the contractual funding commitment exceeds the sum of the amount of funded debt unless the availability period has expired. The fair value at the inception of the agreement of the delay draw credit agreements approximates the fair value of the warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability included in the Company’s consolidated statements of assets and liabilities reflects the fair value of these future funding commitments.

Paid-in Capital

The Company records the proceeds from the sale of its common stock on a net basis to capital stock and paid-in capital in excess of par value, excluding all offering costs.

Income Recognition

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the Company’s debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, unamortized loan origination fees and unamortized market discounts are recorded as interest income. End-of-term (EOT) payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the EOT payment using the effective interest method as non-cash income. The EOT payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due. The EOT payment may also include a cash success fee due upon the earlier of the maturity date of the loans or in the event of a certain milestone reached by the portfolio company.

For debt investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company does not accrue PIK interest if it is deemed uncollectible.

Other income includes certain fees paid by portfolio companies (for example, extension fees, revolver loan facility fees, prepayment fees) and the recognition of the value of unfunded commitments that expired during the reporting period.

Non-accrual loans

A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. The Company reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Company’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in the Company’s judgment, payments are likely to remain current.

Realized/Unrealized Gains or Losses

The Company measures realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized gain (loss) on investments in the consolidated statements of operations.

Management Fees

The Company accrues for the base management fee and incentive fee. The accrual for incentive fee includes the recognition of incentive fees on unrealized gains, even though such incentive fees are neither earned nor payable to the Adviser until the gains are both realized and in excess of unrealized losses on investments.

U.S. Federal Income Taxes

The Company has elected to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M the Code, for U.S. federal income tax purposes, beginning with the Company’s taxable year ending December 31, 2014. Generally, a RIC is not subject to U.S. federal income taxes on the income and gains it distributes to shareholders if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any. Additionally, a RIC must distribute at least 98% of its ordinary income and 98.2% of its capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the RIC previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. The Company intends to distribute sufficient dividends to maintain the Company’s RIC status each year and does not anticipate paying any material U.S. federal income taxes in the future.

Dividends and Distributions

Dividends to common stockholders are recorded on the ex-dividend date. The Board determines the amount of dividends to be paid each quarter based on a variety of factors including estimates of future earnings. Net realized capital gains, if any, are intended to be distributed at least annually. The Company will calculate both its current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to the Company’s stockholders and that while such distributions are not taxable, they may result in higher capital gains taxes when the shares are eventually sold.

Organizational and Offering Costs

Organizational and offering costs are charged against paid-in-capital. In 2014, the Company incurred $1.75 million in offering costs in completing its initial public offering, which were charged against paid-in capital. Organizational and offering costs in excess of this amount were paid by the Adviser. None of the expenses borne by the Adviser in connection with the Company’s initial public offering above the $1.75 million threshold are subject to recoupment from the Company.

In 2015, the Company incurred approximately $0.9 million in offering costs in completing its public offering of common stock and the underwriter’s partial exercise of their overallotment option, which were charged against paid-in capital.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing. Debt issuance costs are amortized and included in interest expense over the life of the related debt instrument using the effective yield method. The respective debt payable is presented net of the unamortized debt issuance costs in the consolidated statements of assets and liabilities.

Per Share Information

Basic and diluted earnings per common share are calculated using the weighted average number of common shares outstanding for the periods presented. For the periods presented, basic and diluted earnings per share are the same since there are no potentially dilutive securities outstanding.

Recent Accounting Pronouncements

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230),” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.

The new guidance is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted. The amendment should be adopted retrospectively. The Company does not believe that ASU 2016-18 will have a material impact on its consolidated financial statements and disclosures.

Note 3. Related Party Agreements and Transactions

Acquisition of Initial Portfolio

On March 5, 2014, the Company acquired from TPC and certain of its subsidiaries, a select portfolio of investments in venture growth stage companies originated through TPC consisting of funded debt and direct equity investments, future funding commitments and warrants associated with both the funded debt investments and future funding commitments. This initial portfolio included 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million, two equity investments of approximately $2.0 million and warrants to purchase shares in 15 portfolio companies of approximately $3.2 million. The valuation of this initial portfolio was conducted by the Board in consultation with the Adviser and consideration of valuations performed by a third party valuation firm.

The funding for the acquisition of this portfolio was provided through a credit facility (the “Bridge Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”). The fees and expenses associated with entering into the Bridge Facility were covered by TPC. The Bridge Facility, along with the interest expense incurred thereon, was repaid in full on March 11, 2014, with a portion of the proceeds from the initial public offering.

Investment Advisory Agreement

Prior to the commencement of operations, the Board approved an investment advisory agreement (the “Advisory Agreement”). Subject to the overall supervision of the Board and in accordance with 1940 Act, the Adviser manages the day-to-day operations and provides investment advisory services to the Company. Under the terms of the Advisory Agreement, the Adviser:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Company makes;

•	executes, closes, services and monitors the investments the Company makes;

•	determines the securities and other assets that the Company purchases, retains or sells;

•	performs due diligence on prospective investments; and

•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Advisory Agreement, the Company has agreed to pay the Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and incentive fee is ultimately borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.75% of the Company’s average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Advisory Agreement, the base management is payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets at the end of its two most recently completed calendar quarters. Such amount is appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases during a calendar quarter. Base management fee for any partial month or quarter are appropriately pro-rated.

The incentive fee, which provides the Adviser with a share of the income it generates for the Company, consists of two components—investment income and capital gains—which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, the Company pays the Adviser 20.0% of the amount by which the Company’s pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which the Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser receives 20.0% of the Company’s pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be regulated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be regulated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be regulated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be regulated as a BDC. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of the Company’s election to be regulated as a BDC. The Company elected to be regulated as a BDC on March 5, 2014.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss, subject to the total return requirement described in the preceding paragraph. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company may pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses subject to the total return requirement. The Company’s net investment income used to calculate this component of the incentive fee is also included in the amount of the Company’s assets used to calculate the 1.75% base management fee. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuance or repurchase during the current quarter.

Under the capital gains component of the incentive fee, the Company pays the Adviser at the end of each calendar year 20.0% of the Company’s aggregate cumulative realized capital gains from inception through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized losses through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” does not include any unrealized gains. It should be noted that the Company accrues an incentive fee for accounting purposes taking into account any unrealized gains in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

The base management fee accrued and payable, income incentive fee accrued and payable, and capital gains incentive fee accrued are included in the Company’s consolidated financial statements and summarized in the table below. The Adviser has agreed to exclude the U.S. Treasury bills acquired at the end of each applicable quarter in the calculation of gross assets for purposes of determining its base management fee. There were no net realized capital gains since the inception of the Company and, thus, no capital gains incentive fee was earned or is payable. The Company had net unrealized losses during the year ended December 31, 2016, and, as a result, no capital gains incentive fees were recorded for the year ended December 31, 2016. The Company had net unrealized losses during the year ended December 31, 2015, and, as a result, recorded a reversal in previously accrued capital gains incentive fee. The Company had net unrealized gains during the period from March 5, 2014 (commencement of operations) to December 31, 2014, and, as a result, accrued a capital gains incentive fee equal to 20% of that amount.

Management and Incentive Fees (dollars in thousands)	For the Years Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Base management fee	$5,525	$5,428	$2,723
Income incentive fee	$2,775	$4,360	$2,569
Capital gains incentive fee	$—	$(296)	$296

The table above presents the base management and incentive fees accrued during the period and these fees are paid in the quarter after they are earned. During the year ended December 31, 2016, approximately $5.5 million of base management fee earned in prior and current periods was paid and $3.0 million of income incentive fee earned in prior and current periods was paid. During the year ended December 31, 2015, approximately $6.0 million of the base management fee was paid and $5.3 million of the income incentive fee was paid.

Administration Agreement

Prior to the commencement of operations, the Board approved an administration agreement dated February 18, 2014 (the “Administration Agreement”). The Administration Agreement provides that the Administrator is responsible for furnishing the Company with office facilities and equipment and providing the Company with clerical, bookkeeping, recordkeeping services and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees, or arranges for, the performance of the Company’s required administrative services, which includes being responsible for the financial and other records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports and other materials filed with the Securities and Exchange Commission (the “SEC”) and any other regulatory authority. In addition, the Administrator assists the Company in determining and publishing net asset value, overseeing the preparation and filing of the Company’s tax returns and printing and disseminating reports and other materials to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those companies that have accepted the Company’s offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount equal to the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the chief compliance officer and chief financial officer and their respective staffs. In addition, if requested to provide significant managerial assistance to the Company’s portfolio companies, the Administrator is paid an additional amount based on the services provided, which shall not exceed the amount the Company receives from such companies for providing this assistance.

The Administrator engages a sub-administrator to provide certain administrative services. For the years ended December 31, 2016, December 31, 2015 and the period from March 5, 2014 (commencement of operations) to December 31, 2014, expenses paid or payable by the Company to the Administrator under the Administration Agreement were approximately $1.6 million, $1.5 million and $1.1 million, respectively, of which approximately $0.2 million were paid or payable to third party service providers in each of the respective periods.

Note 4. Investments

The Company measures the value of its investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or “ASC Topic 820,” issued by the Financial Accounting Standards Board, or “FASB.” Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Valuation Committee of the Board is responsible for assisting the Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Board, with the assistance of the Adviser and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Adviser considers a range of fair values based upon the valuation techniques utilized and selects a value within that range that most represents fair value based on current market conditions as well as other factors the Adviser’s senior investment team considers relevant. The Board makes this fair value determination on at least a quarterly basis or at such other times when the Board feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—	Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—	Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—	Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the Adviser’s senior investment team;

•

At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, the Board does not intend to have de minimis investments of less than 1.0% of the Company’s gross assets (up to an aggregate of 10.0% of the Company’s gross assets) independently reviewed, given the expenses involved in connection therewith;

•	The Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board; and

•

The Board then discusses valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio based on the input of the Adviser, the respective independent valuation firms and the Valuation Committee.

Debt Investments

The debt investments identified on the consolidated schedule of investments are loans and equipment financings made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by a select group of leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and thus the Adviser’s senior management team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of debt investments, the Company compares the cost basis of each debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to these debt investments, in order to determine a comparable range of effective market interest rates. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance and the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Changes in these unobservable inputs could result in significantly different fair value measurements.

Under certain circumstances, an alternative technique may be used to value certain debt investments that better reflected the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm’s length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Warrants

The fair value of the warrants is primarily estimated using a Black Scholes option pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors, but not limited to, the following:

•

Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques included option pricing models, including back solve techniques, probability weighted expected return models and other techniques as determined to be appropriate.

•

Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

Other adjustments, including a marketability discount on private company warrants, are estimated based on the Adviser’s judgment about the general industry environment. Changes in this unobservable input could result in a significantly different fair value.

•

Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

Under certain circumstances alternative techniques may be used to value certain warrants that better reflect the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arm’s length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to its investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions of comparable companies to estimate fair value. These valuation methodologies involve a significant degree of judgment. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

The following is a summary by investment type of the fair value according to inputs used in valuing investments listed in the accompanying consolidated schedule of investments as of December 31, 2016 and December 31, 2015.

Investment Type (dollars in thousands)	As of December 31, 2016
	Level 1	Level 2	Level 3	Total
Debt investments	$—	$—	$360,007	$360,007
Warrants	—	—	8,238	8,238
Equity investments	—	4,430	1,636	6,066
Short-term investments	39,990	—	—	39,990

Total investments	$39,990	$4,430	$369,881	$414,301

Investment Type (dollars in thousands)	As of December 31, 2015
	Level 1	Level 2	Level 3	Total
Debt investments	$—	—	$259,585	$259,585
Warrants	—	—	8,067	8,067
Equity investments	426	—	3,639	4,065
Short-term investments	69,995	—	—	69,995

Total investments	$70,421	$—	$271,291	$341,712

The following tables present additional information about Level 3 investments measured at fair value for the years ended December 31, 2016 and December 31, 2015. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Level 3 Investment Activity (dollars in thousands)	For the Year Ended December 31, 2016
	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of January 1, 2016	$259,585	$8,067	$3,639	$271,291
Fundings of investments, at cost	153,771	2,382	196	156,349
Principal payments and sale proceeds received from investments	(48,786)	(1,096)	(792)	(50,674)
Amortization and accretion of fixed income premiums and discounts, net and end-of term payments	6,358	—	—	6,358
Gross transfers out of Level 3(1)	—	(374)	(1,809)	(2,183)
Realized gains (losses) on investments	(20,447)	(594)	292	(20,749)
Net change in unrealized gains included in earnings	6,670	(147)	110	6,633
Payment-in-kind coupon	2,856	—	—	2,856

Totals	$360,007	$8,238	$1,636	$369,881

Net change in unrealized gains (losses) on Level 3 investments held as of December 31, 2016	$2,638	$(1,105)	$(66)	$1,467

Level 3 Investment Activity (dollars in thousands)	For the Year Ended December 31, 2015
	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of January 1, 2015	$247,609	$7,291	$3,071	$257,971
Fundings of investments, at cost	98,932	1,413	750	101,095
Principal payments received on investments	(90,357)	—	—	(90,357)
Amortization and accretion of fixed income premiums and discounts, net and end-of term payments	9,037	—	—	9,037
Gross transfers out of Level 3(1)	—	(491)	—	(491)
Realized losses on investments	—	(317)	—	(317)
Net change in unrealized gains (losses) included in earnings	(6,045)	171	(182)	(6,056)
Payment-in-kind coupon	409	—	—	409

Totals	$259,585	$8,067	$3,639	$271,291

Net change in unrealized gains (losses) on Level 3 investments held as of December 31, 2015	$(5,822)	$(119)	$(182)	$(6,123)

(1)	Transfers out of Level 3 are measured as of the date of the transfer. During the years ended December 31, 2016 and December 31, 2015, these transfers relate to warrants and equity investments, as the result of exercising warrants in publicly traded companies.

Realized and unrealized gains and losses are included in net realized gains (losses) on investments and net change in unrealized gains (losses) on investments in the consolidated statements of operations. There were realized losses of approximately $20.7 million, which consisted primarily of realized losses on two debt investments ($14.3 million on Intermodal Data Inc. and $6.1 million on HouseTrip Limited) during the year ended December 31, 2016. There were realized losses of approximately $0.3 million as a result of writing off certain warrants during the year ended December 31, 2015.

Unrealized gains and losses are included in net change in unrealized gains (losses) on investments in the consolidated statements of operations. The change in net unrealized gains (losses) for Level 3 investments in debt, equity and warrants are summarized in the tables above. In addition to the unrealized gains and losses for

Level 3 investments, there were unrealized losses of approximately $3 thousand on U.S. Treasury bills as of December 31, 2015. There were no unrealized losses on U.S. Treasury bills as of December 31, 2016.

For the year ended December 31, 2016, the Company had approximately $2.9 million of PIK income and the Company did not accrue approximately $0.8 million of PIK income. For the year ended December 31, 2015, the Company had approximately $0.4 million of PIK income and the Company did not accrue approximately $1.2 million of PIK income.

For the year ended December 31, 2016, the Company recognized approximately $1.9 million in other income, consisting of $1.7 million from the termination or expiration of unfunded commitments and approximately $0.2 million from the realization of certain fees paid by portfolio companies and other income. For the year ended December 31, 2015, the Company recognized approximately $2.2 million in other income, consisting of $1.8 million from the termination or expiration of unfunded commitments and approximately $0.4 million from the realization of certain fees paid by portfolio companies and other income.

The following tables provide a summary of quantitative information about the Level 3 fair value measurements of investments as of December 31, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the tables below, the Company may also use other valuation techniques and methodologies when determining fair value measurements. The tables below are not intended to be all inclusive, but rather provide information on significant Level 3 inputs as they relate to the fair value measurements of investments.

Level 3 Investments (dollars in thousands)	As of December 31, 2016
	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$355,230	Discounted Cash Flows	Discount Rate	2.50% - 25.00% (14.32%)
	4,777	Discounted Expected Recovery	N/A	N/A
Warrants	6,089	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	0.34x - 8.00x (3.43x)
			Volatility	40.00% - 70.00% (53.30%)
			Term	1.00 - 7.00 Years (2.98 Years)
			Discount for Lack of Marketability	0.00% - 32.70% (14.10%)
	2,149	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	25.00% - 30.00% (25.40%)
			Term	1.25 - 2.25 Years (1.33 Years)
Equity investments	1,636	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.50x - 6.00x (3.57x)
			Volatility	45.00% - 60.00% (51.70%)
			Term	1.00 - 2.50 Years (1.55 Years)
			Discount for Lack of Marketability	0.00% - 23.70% (12.90%)

Total investments	$369,881

Level 3 Investments (dollars in thousands)	As of December 31, 2015
	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$259,585	Discounted Cash Flows	Discount Rate	9.21% - 32.50% (16.90%)
Warrants	6,131	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	0.69x - 13.00x (2.78x)
			Volatility	35.00% - 77.50% (55.50%)
			Term	1.00 -5.00 Years (2.54 Years)
			Discount for Lack of Marketability	0.00% - 29.90% (16.50%)
	1,936	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	20.00% - 30.00% (24.60%)
			Term	0.50 - 1.25 Years (1.15 Years)
Equity investments	2,004	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.75x - 8.50x (4.36x)
			Volatility	45.00% - 65.00% (55.80%)
			Term	1.75 - 5.00 Years (3.07 Years)
			Discount for Lack of Marketability	0.00% - 24.10% (15.40%)
	1,635	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	20.00% - 20.00% (20.00%)
			Term	0.75 - 0.75 Years (0.75 Years)

Total investments	$271,291

As of December 31, 2016, the fair values for all but one of the Company’s debt investments were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date. The Company’s debt investments in KnCMiner AB includes risk and time discounted expected recoveries including cash from asset sales completed as well as preferred shares received from GoGreen Light AB, which acquired certain assets from KnCMiner AB. Such preferred shares entitle the Company to receive annual cash distributions based on a percentage of the net income of GoGreen Light AB. For all but two warrant positions, fair values were estimated using an Option-Pricing Method that values individual equity classes based on their economic rights and preferences using the Black Scholes Option-Pricing Model. Two warrant positions were valued using a combination of the Option-Pricing Method and the Probability-Weighted Expected Return Method given the outlook for those portfolio companies. The equity investments were valued using the market approach. The range of the various assumptions and weighted averages of these assumptions are summarized in the tables above.

As of December 31, 2015, the fair values for all the Company’s debt investments were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date. For all but four warrant positions and one equity investment, fair values were estimated using an Option-Pricing Method that values individual equity classes based on their economic rights and preferences using the Black Scholes Option-Pricing Model. Four warrant positions and one equity investment were valued using a combination of the Option-Pricing Method and the Probability-Weighted Expected Return Method given the outlook for that company. The range of the various assumptions and weighted averages of these assumptions are summarized in the tables above.

As of December 31, 2016 and December 31, 2015, the Company had pledged certain of its debt investments and certain of its warrants with an aggregate fair value of approximately $363.0 million and $235.2 million, respectively, for borrowings under its revolving credit facility.

Note 5. Credit Risk

Debt investments may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic, economic and political developments, may significantly affect the value of these investments. In addition, the value of these investments may fluctuate as the general level of interest rates fluctuate.

In many instances, the portfolio company’s ability to repay the debt investments is dependent on additional funding by its venture capital investors, a future sale or an initial public offering. The value of these investments may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.

Note 6. Borrowings

Bridge Facility

In February 2014, the Company entered into a credit agreement with Deutsche Bank for the purpose of acquiring its initial portfolio. On March 5, 2014, the Company borrowed approximately $121.7 million under this facility. On March 11, 2014, the Company paid this borrowing in full with a portion of the net proceeds received in the Company’s initial public offering. The Company paid approximately $25 thousand of interest on this facility. All other fees and expenses associated with entering into this facility were paid by TPC.

Revolving Credit Facility

In February 2014, the Company, along with its Financing Subsidiary as borrower, entered into a credit agreement with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided the Company with a $150.0 million commitment, subject to borrowing base requirements (“Credit Facility”). In August 2014, the Company amended its Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate.

Effective as of a January 2016 amendment to the Credit Facility, borrowings under this revolving Credit Facility bear interest at the sum of (i) a floating rate based on certain indices, including LIBOR and commercial paper rates, plus (ii) a margin of 3.0% during the revolving period and 4.5% during the amortization period. Borrowings under this revolving Credit Facility are secured only by the assets of the Financing Subsidiary. The Company agreed to pay to Deutsche Bank a syndication fee in 12 monthly installments, of approximately 1% of the committed facility amount. The Company also agreed to pay Deutsche Bank a fee to act as administrative agent under this revolving Credit Facility and to pay each lender (i) a commitment fee of 0.65% multiplied by such lender’s commitment on the effective date in 12 equal monthly installments and (ii) a fee of approximately 0.75% per annum of any unused borrowings under this Credit Facility on a monthly basis. This revolving Credit Facility contains affirmative and restrictive covenants, including but not limited to an advance rate limitation of approximately 55% of the applicable net loan balance of assets held by the Financing Subsidiary, maintenance of minimum net worth at an agreed level, a ratio of total assets to total indebtedness of not less than approximately 2:1, a key man clause relating to the Company’s Chief Executive Officer, Mr. James Labe, and the Company’s President and Chief Investment Officer, Mr. Sajal Srivastava, and eligibility requirements, including but not limited to geographic and industry concentration limitations and certain loan grade classifications. Furthermore, events of default under this Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and, (v) the Company’s failure to maintain compliance with RIC provisions at all times. The revolving period of the Credit Facility ends on February 21, 2018 and the maturity date of the Credit Facility on February 21, 2019. As of December 31, 2016 and December 31, 2015, the Company was in compliance with all covenants under this Credit Facility.

At December 31, 2016 and December 31, 2015, the Company had outstanding borrowings of $115.0 million and $18.0 million, respectively, under its revolving Credit Facility, which is included in the Company’s consolidated statements of assets and liabilities. The book value of the Company’s revolving Credit Facility not measured at fair value on a recurring basis, approximates fair value due to the relatively short maturity, cash repayments and market interest rates of the instrument. The fair value of revolving Credit Facility would be categorized as Level 3 of the fair value hierarchy. Interest expense on these borrowings includes the interest cost charged on borrowings, the unused fee on the Credit Facility, paying and administrative agent fees, and the amortization of deferred Credit Facility fees and expenses. These expenses are summarized in the table below.

Interest Expense and Amortization of Fees (dollars in thousands)	For the Years Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Revolving Credit Facility
Interest cost charged on borrowings	$1,597	$2,113	$2,212
Unused fee	1,185	1,091	630
Amortization of costs and other fees	992	1,414	1,055

Revolving Credit Facility Total	$3,774	$4,618	$3,897

2020 Notes
Interest cost	$3,687	$1,505	—
Amortization of costs and other fees	398	162	—

2020 Notes Total	$4,085	$1,667	—

Total interest expense and amortization of fees	$7,859	$6,285	$3,897

During the years ended December 31, 2016 and December 31, 2015, the Company had an average outstanding borrowings of $44.6 million and $56.6 million, respectively, under its revolving Credit Facility at a weighted average interest of 3.52% and 3.68%, respectively.

2020 Notes

On August 4, 2015, the Company completed a public offering of $50.0 million in aggregate principal amount of its 6.75% Notes due 2020 (the “2020 Notes”) and received net proceeds of $48.3 million after the payment of fees and offering costs. The 2020 Notes are disclosed under “2020 Notes” in the consolidated statements of assets and liabilities, net of unamortized issuance costs. The interest expense, including amortization of debt issuance costs are summarized in the table above. The interest on the 2020 Notes is payable quarterly on January 15, April 15, July 15 and October 15, beginning on October 15, 2015. The 2020 Notes are currently listed on the NYSE under the symbol “TPVZ”. The 2020 Notes were issued in integral principal amount multiples (“units”) of $25. On September 2, 2015, the Company issued an additional $4.6 million in aggregate principal amount of its 2020 Notes and received net proceeds of approximately $4.5 million after the payment of fees and offering costs as a result of the underwriters’ partial exercise of their option to purchase additional 2020 Notes.

At December 31, 2016, the 2020 Notes had a market price of $25.50 per unit resulting in an aggregate fair value of $55.7 million. The liability of the Company is recorded at amortized cost, which includes $1.3 million of deferred issuance cost which is amortized and expensed over the five year term of the 2020 Notes based on an effective yield method and not at fair value on the consolidated statements of assets and liabilities.

At December 31, 2015, the 2020 Notes had a market price of $25.24 per unit resulting in an aggregate fair value of $55.1 million. The liability of the Company is recorded at amortized cost, which includes $1.7 million of deferred issuance cost which is amortized and expensed over the five year term of the 2020 Notes based on an effective yield method and not at fair value on the consolidated statements of assets and liabilities.

The following tables provide additional information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2016 and December 31, 2015.

Liability (dollars in thousands)	As of December 31, 2016
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility	$—	$—	$115,000	$115,000
2020 Notes, net*	—	54,381	—	54,381

*	Net of approximately $1.3 million of deferred issuance cost.

Liability (dollars in thousands)	As of December 31, 2015
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility	$—	$—	$18,000	$18,000
2020 Notes, net*	—	53,435	—	53,435

*	Net of approximately $1.7 million of deferred issuance cost.

Other Payables

On December 30, 2016, the Company purchased $40.0 million of U.S. Treasury bills for settlement on January 4, 2017. On December 31, 2015, the Company purchased $70.0 million of U.S. Treasury bills for settlement on January 5, 2016. The associated payable is included in the Company’s consolidated statements of assets and liabilities as of December 31, 2016 and December 31, 2015, respectively. As of December 31, 2016 and December 31, 2015, the Company had no other payables other than in the ordinary course of business.

Note 7. Commitments

As of December 31, 2016 and December 31, 2015, the Company’s unfunded commitments to nine and twelve companies, respectively, totaled approximately $117.4 million and $190.0 million, respectively. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The Company generally expects approximately 75% of our gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods.

The table below provides the Company’s unfunded commitments by customer as of December 31, 2016 and December 31, 2015.

	As of December 31, 2016
Unfunded Commitments* (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
CrowdStrike, Inc.	$5,000	$81
Eero, Inc.	15,000	130
Farfetch UK Limited	5,000	53
FinancialForce.com, Inc.	15,000	94
Green Chef Corporation	10,000	173
MapR Technologies, Inc. (Equipment Lease)	4,352	12
Optoro, Inc.	25,000	40
Rent the Runway, Inc.	28,000	511
WorldRemit Ltd.	10,000	124

Total	$117,352	$1,218

*	Does not includes $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

	As of December 31, 2015
Unfunded Commitments (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
Birchbox, Inc.	$15,000	$—
Birst, Inc.	22,500	202
CipherCloud, Inc.	25,000	73
Dollar Shave Club, Inc.	20,000	216
HouseTrip Limited	250	—
Jasper Technologies, Inc.	20,000	319
MapR Technologies, Inc. (Equipment Lease)	2,936	—
MapR Technologies, Inc.	20,000	23
Medallia, Inc.	20,000	111
Optoro, Inc.	25,000	40
Rent the Runway, Inc.	8,000	—
Simplivity Corporation (Equipment Lease)	1,275	19
WorldRemit Ltd.	10,000	99

Total	$189,961	$1,102

The tables above also provide the fair value of the Company’s unfunded commitment liability as of December 31, 2016 and December 31, 2015 totaling approximately $1.2 million and $1.1 million, respectively. The fair value at the inception of the agreement of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in “Other accrued expenses and liabilities” in the Company’s consolidated statements of assets and liabilities.

The below table provides additional details of unfunded commitments during the years ended December 31, 2016 and December 31, 2015.

Commitments Activity (dollars in thousands)	For the Year Ended December 31,
	2016		2015
Activity during the period:
New commitments	286,850	*	213,750
Fundings	(158,303)		(101,289)
Expirations / Terminations	(161,156)		(133,500)
Unfunded commitments at beginning of period	$189,961		$211,000

Unfunded commitments at end of period	$117,352	**	$189,961

*	Includes $40.0 million backlog of potential future commitments. See “-Backlog of Potential Future Commitments” below.
**	Does not include $40.0 million backlog of potential future commitments. See “-Backlog of Potential Future Commitments” below.

As of December 31, 2016 and December 31, 2015, the Company had no unrealized gains and losses for liabilities within Level 3 category.

The following table provides additional information on the Company’s unfunded commitments regarding milestones, expirations, and types of loans.

Unfunded Commitments* (dollars in thousands)	As of December 31, 2016	As of December 31, 2015
Dependent on milestones	$60,000	$50,000
Expiring during:
2016	—	164,961
2017	102,352	25,000
2018	10,000	—
2019	5,000	—
Growth capital loans	113,000	185,750
Equipment leases and loans	4,352	4,211

*	Does not include $40.0 million backlog of potential future commitments. See “—Backlog of Potential Future Commitments” below.

These liabilities are considered Level 3 liabilities under ASC Topic 820 because there is no known or accessible market or market indices for these types of financial instruments. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category.

Backlog of Potential Future Commitments

The Company entered into commitments with certain portfolio companies which permit an increase in the commitment amount in the future in the event that conditions to such increases are met. If such conditions to increase are met, these amounts may become unfunded commitments if not drawn prior to expiration. As of December 31, 2016, this backlog of potential future commitments totaled $40.0 million.

Note 8. Financial Highlights

The financial highlights presented below are for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Financial Highlights (dollars in thousands, except per share data)	For the Year Ended December 31, 2016 or as of December 31, 2016	For the Year Ended December 31, 2015 or as of December 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 or as of December 31, 2014
Per Share Data(1)
Initial public offering price	$—	$—	$15.00
Front end sales charges	—	—	(0.44)

Net proceeds	—	—	14.56
Offering costs	—	—	(0.18)

Net asset value at beginning of period	14.21	14.61	14.38
Changes in net asset value due to:
Offering costs related to public offering of common stock	—	(0.05)	—
Share repurchase	0.07	0.08	—
Dividend reinvestment plan	(0.02)	(0.03)	—
Net investment income	1.42	1.46	1.30
Net realized losses	(1.28)	(0.02)	—
Net change in unrealized gains (losses) on investments	0.55	(0.40)	0.15
Return of capital	(1.20)	—	—
Distributions from net investment income	(0.24)	(1.44)	(1.22)
Distributions from net realized gains	—	—	—

Net asset value at end of period	$13.51	$14.21	$14.61

Net investment income per share	$1.42	1.46	1.30
Net increase in net assets per share	$0.69	$1.03	$1.45
Weighted average shares of common stock outstanding for period	16,160,043	15,041,088	9,869,860
Shares of common stock outstanding at end of period	15,980,768	16,302,036	9,924,171

Financial Highlights (dollars in thousands, except per share data)	For the Year Ended December 31, 2016 or as of December 31, 2016	For the Year Ended December 31, 2015 or as of December 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 or as of December 31, 2014
Ratios / Supplemental Data
Net asset value at beginning of period	$231,646	$144,979	$141,572
Net asset value at end of period	$215,863	$231,646	$144,979
Average net asset value	$218,881	$218,623	$144,237
Total return based on net asset value per share(2)	8.9%	9.5%	10.1%
Net asset value per share at beginning of period	$14.21	$14.61	$14.38
Distributions per share during period	$1.44	$1.44	$1.22
Net asset value per share at end of period	$13.51	$14.21	$14.61
Total return based on stock price(3)	12.9%	(9.4)%	7.1%
Stock price at beginning of period	$11.96	$14.85	$15.00
Distributions per share during period	$1.44	$1.44	$1.22
Stock price at end of period	$11.78	$11.96	$14.85
Net investment income to average net asset value(4)	10.5%	10.0%	10.7%
Net increase in net assets to average net asset value(4)	5.1%	7.1%	12.0%
Ratio of expenses to average net asset value(4)(5)	9.4%	9.2%	10.5%

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date. The public offering of common stock in 2015 was issued at a price in excess of net asset value (“NAV”) as of the date of issuance.
(2)	Total return based on net asset value (“NAV”) is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. The NAV per share as of March 5, 2014 (commencement of operations) is the NAV per share immediately after the Company’s initial public offering. The total return is for the period shown and is not annualized.
(3)	Total return based on stock price is the change in the ending stock price of the Company’s common stock plus distributions paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The stock price as of March 5, 2014 (commencement of operations) is the issuance price per share of the Company’s initial public offering. The total return is for the period shown and is not annualized.
(4)	Percentage is presented on an annualized basis.
(5)	Additional financial ratios are provided below:

Ratios (Percentages, on an annualized basis)	For the Year Ended December 31, 2016 or as of December 31, 2016	For the Year Ended December 31, 2015 or as of December 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 or as of December 31, 2014
Operating expenses excluding incentive fees to average net asset value	8.1%	7.3%	8.1%
Income component of incentive fees to average net asset value	1.3%	2.0%	2.2%
Capital gains component of incentive fees to average net asset value	0.0%	(0.1)%	0.2%

The weighted average portfolio yield on debt investments presented below is for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Ratios (Percentages, on an annualized basis)(1)	For the Year Ended December 31, 2016 or as of December 31, 2016	For the Year Ended December 31, 2015 or as of December 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 or as of December 31, 2014
Weighted average portfolio yield	14.4%	17.0%	15.4%
Coupon income	10.4%	10.6%	11.1%
Accretion of discount	0.8%	0.8%	0.4%
Accretion of end-of-term payments	2.5%	4.0%	3.0%
Impact of prepayments during the period	0.7%	1.6%	0.9%

(1)	Weighted average portfolio yields on debt investments for periods shown are the annualized rates of interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period.

Note 9. Net Increase in Net Assets per Share

The following information sets forth the computation of basic and diluted net increase in net assets per share for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Basic and Diluted Share Information (dollars in thousands, except per share data)	For the Years Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31,
	2016	2015	2014
Net investment income	$23,011	$21,959	$12,808
Net increase net assets resulting from operations	$11,126	$15,521	$14,291
Basic and diluted average weighted shares of common stock outstanding	16,160,043	15,041,088	9,869,860
Basic and diluted net investment income per share of common stock	$1.42	$1.46	$1.30
Basic and diluted net increase in net assets resulting from operations per share of common stock	$0.69	$1.03	$1.45

Note 10. Equity

On March 5, 2014, the Company issued 9,840,665 shares of common stock through an initial public offering and a concurrent private placement offering and received net proceeds of approximately $143.3 million. In addition, a portion of the offering costs, or $1.75 million, were borne by the Company and charged against paid-in capital. The Adviser agreed to pay the balance of the organizational and offering costs and a portion of the underwriting sales load, which amounts are not subject to recoupment from the Company.

On March 27, 2015, the Company priced a public offering of 6,500,000 shares of its common stock, raising approximately $93.7 million after offering costs. On April 29, 2015, the Company received an additional approximately $2.2 million through the issuance of 154,018 shares of the Company’s common stock as the result of underwriters’ partial exercise of their overallotment option. Offering costs of approximately $0.9 million were borne by the Company and charged against paid-in capital. The Adviser agreed to pay approximately $3.7 million, which represents a portion of the market price discount and the entire underwriting sales load, which amounts are not subject to recoupment from the Company.

The Company has adopted a dividend reinvestment plan for its stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if the Company declares a cash distribution to stockholders, the amount of such distribution is automatically reinvested in additional shares of common stock unless a stockholder specifically “opts out” of the dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions.

Information on the proceeds raised along with any related underwriting sales load and associated offering expenses, and the price at which common stock was issued by the Company, during the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014, is provided in the following tables.

Issuance of Common Stock for the Year Ended December 31, 2016 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Underwriting Sales Load	Offering Expenses	Gross Offering Price
First quarter 2016 distribution reinvestment	4/15/2016	46,058	452	—	—	$9.80 per share
Second quarter 2016 distribution reinvestment	6/16/2016	68,920	691	—	—	$10.03 per share
Third quarter 2016 distribution reinvestment	9/16/2016	26,527	273	—	—	$10.29 per share
Fourth quarter 2016 dividend reinvestment	12/16/2016	23,213	271	—	—	$11.68 per share

Total issuance		164,718	$1,687	$—	$—

Issuance of Common Stock for the Year Ended December 31, 2015 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Underwriting Sales Load	Offering Expenses	Gross Offering Price
Public offering of common stock	3/27/2015	6,500,000	$94,575	$—	$847	$14.55 per share	(1)
First quarter 2015 dividend reinvestment	4/16/2015	29,234	390	—	—	$13.33 per share
Exercise of over-allotment option	4/24/2015	154,018	2,242	—	32	$14.55 per share	(1)
Second quarter 2015 dividend reinvestment	6/16/2015	34,761	449	—	—	$12.92 per share
Third quarter 2015 dividend reinvestment	9/16/2015	37,993	410	—	—	$10.80 per share
Fourth quarter 2015 dividend reinvestment	12/16/2015	88,079	999	—	—	$11.34 per share

Total issuance		6,844,085	$99,065	$—	$879

Issuance of Common Stock for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Underwriting Sales Load	Offering Expenses	Gross Offering Price
Initial public offering	3/5/2014	8,333,333	$125,000	$3,750	$1,750	$15.00 per share
Exercise of over-allotment option	3/5/2014	1,250,000	18,750	562	—	$15.00 per share
Private placement	3/5/2014	257,332	3,860	—	—	$15.00 per share
First quarter 2014 dividend reinvestment	4/30/2014	6,038	87	—	—	$14.44 per share
Second quarter 2014 dividend reinvestment	6/17/2014	20,489	298	—	—	$14.54 per share
Third quarter 2014 dividend reinvestment	9/16/2014	22,715	329	—	—	$14.50 per share
Fourth quarter 2014 dividend reinvestment	12/16/2014	20,522	277	—	—	$13.49 per share
Special 2014 dividend reinvestment	12/31/2014	12,074	170	—	—	$14.11 per share

Total issuance		9,922,503	$148,771	$4,312	$1,750

(1)	In connection with this offering, the Adviser paid the underwriters a supplemental payment of approximately $0.7 million, or $0.11 per share, which reflected the difference between the public offering price and the proceeds per share received by the Company in the offering.

During the fourth quarter of 2015, the Board authorized the repurchase of up to $25 million of its common stock at prices below the Company’s net asset value per share as reported in its most recent financial statements. Under the repurchase program, the Company may, but is not obligated to, repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions from time to time. The Company expects that the program will be in effect until October 31, 2017, or until the approved dollar amount has been used to repurchase shares. The Company repurchased 485,986 shares and 466,220 shares of common stock for approximately $5.4 million and $5.6 million during the years ended December 31, 2016 and December 31, 2015, respectively.

Shares Repurchased for the Year Ended December 31, 2016 (dollars in thousands, except per share data)	Date	Number of Shares Repurchased	Approximate Dollar Value of Shares Repurchased	Average Price per Share
Shares Repurchased	5/12/2016 to 6/16/2016	190,242	$2,002	$10.52 per share
Shares Repurchased	8/11/2016 to 8/29/2016	295,744	$3,374	$11.41 per share

Total Shares Repurchased		485,986	$5,376

Shares Repurchased for the Year Ended December 31, 2015 (dollars in thousands, except per share data)	Date	Number of Shares Repurchased	Approximate Dollar Value of Shares Repurchased	Average Price per Share
Shares Repurchased	11/13/2015 to 12/23/2015	466,220	$5,552	$11.91 per share

Total Shares Repurchased		466,220	$5,552

The Company had 15,980,768 and 16,302,036 shares of common stock outstanding as of December 31, 2016 and December 31, 2015, respectively.

Note 11. Distributions

The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code, beginning with the Company’s taxable year ended December 31, 2014. In order to maintain its ability to be subject to tax as a RIC, among other things, the Company is required to distribute at least 90% of its net ordinary income and net realized short-term capital gains in excess of its net realized long-term capital losses, if any, to its stockholders. Additionally, to avoid a nondeductible 4% U.S. federal excise tax on certain of the Company’s undistributed income, the Company must distribute during each calendar year an amount at least equal to the sum of: (a) 98% of the Company’s ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which the Company’s capital gains exceed the Company’s capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year (unless an election is made by the Company to use its taxable year); and (c) certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax. For the tax years ended December 31, 2014 and 2015, the Company was subject to a 4% U.S. federal excise tax and the Company may be subject to this tax in future years. In such cases, the Company is liable for the tax only on the amount by which the Company does not meet the foregoing distribution requirement. The character of income and gains that the Company distributes is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The following table summarizes our cash distributions per share that have been authorized by our board of directors since our initial public offering. From March 5, 2014 (commencement of operations) to December 31, 2015, these distributions represent ordinary income as our earnings exceeded distributions. Approximately $1.20 per share of the distributions during the year ended December 31, 2016 represent a return of capital.

Period Ended	Date Announced	Record Date	Payment Date	Per Share Amount
December 31, 2016	November 7, 2016	November 30, 2016	December 16, 2016	$0.36
September 30, 2016	August 8, 2016	August 31, 2016	September 16, 2016	$0.36
June 30, 2016	May 9, 2016	May 31, 2016	June 16, 2016	$0.36
March 31, 2016	March 14, 2016	March 31, 2016	April 15, 2016	$0.36
December 31, 2015	November 10, 2015	November 30, 2015	December 16, 2015	$0.36
September 30, 2015	August 11, 2015	August 31, 2015	September 16, 2015	$0.36
June 30, 2015	May 6, 2015	May 29, 2015	June 16, 2015	$0.36
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36
December 31, 2014	December 3, 2014	December 22, 2014	December 31, 2014	$0.15	(1)
	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09	(2)

(1)	Represents a special distribution.
(2)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of the Company’s initial public offering on March 5, 2014 through March 31, 2014.

It is the Company’s intention to distribute all or substantially all of its taxable income earned over the course of the year; thus, no provision for income tax has been recorded in our consolidated statements of operations through December 31, 2016, December 31, 2015 and December 31, 2014, respectively. For the year ended December 31, 2016, total distributions of $1.44 per share were declared and paid. Approximately $1.20 of the declared distribution represents a return of capital due to realized losses on debt investments. The balance represents a distribution of ordinary income. For the year ended December 31, 2015, total dividends of $1.44 per share have been declared and paid and represented a distribution of ordinary income as the Company’s earnings and profits for 2015 exceeded its distributions. As of December 31, 2015, the Company estimated it had undistributed 2015 taxable earnings of approximately $1.7 million. This “spillover” income was paid as part of the first quarter 2016 dividends. Since March 5, 2014 (commencement of operations) to December 31, 2016, total distributions of $4.10 per share have been declared and paid.

Note 12. Taxable Income

The Company has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. As a RIC, the Company generally does not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that the Company timely distributes to its stockholders as dividends. It is the Company’s intention to distribute 100% of its annual taxable income to its stockholders and thus, no provision for income tax has been recorded in the Company’s consolidated statements of operations for the years ended December 31, 2016 and December 31, 2015 and for the period from March 5, 2014 (commencement of operations) to December 31, 2014. The table below provides an estimate of taxable income before deductions of distributions.

Estimated Taxable Income before Deductions for Distributions (dollars in thousands)	For the Year Ended December 31,		For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014
	2016	2015
Net increase (decrease) in net assets resulting from operations	$11,126	$15,521	$14,291
Less: Net realized and unrealized gains (losses)	(9,598)	6,438	(1,483)
Plus: Other GAAP / tax differences	614	(21)	447

Estimated taxable income before deductions for distributions	$2,142	$21,938	$13,255

The Company distributed approximately $23.2 million and $21.5 million, respectively, through four regular quarterly distributions during the years ended December 31, 2016 and December 31, 2015, and distributed approximately $12.1 million, through four regular quarterly distributions and one special distribution during the period from March 5, 2014 (commencement of operations) to December 31, 2014. The Company distributed the approximately $1.7 million of undistributed taxable income in 2016 to meet its intention of distributing all of the taxable income earned in the calendar year 2015. The Company distributed the approximately $1.2 million of 2014 undistributed taxable income in 2015 to distribute all of the taxable income earned in the calendar year 2014. As a result of this “spillover” income, the Company incurred a non-deductible U.S. federal excise tax of approximately $49 thousand and $48 thousand for the year ended December 31, 2015 and the period from March 5, 2014 (commencement of operations) to December 31, 2014, respectively. The Company will not be able to determine whether any specific distribution will be treated as made out of its taxable earnings or as a return of capital until after the end of its taxable year. The amount treated as a return of capital will reduce a stockholder’s adjusted tax basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock. For purposes of issuing and publishing the Rule 19a-1 notice required under the 1940 Act, the Company will calculate both its current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to its stockholders. While such are not taxable, they reduce a shareholder’s basis in his, her, or its shares of common stock, which may result in the shareholder recognizing more taxable capital gains, or a lower capital loss, when the shares of common stock are eventually sold.

Note 13. Selected Quarterly Financial Results

The following tables set forth selected quarterly financial data for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, and December 31, 2016 and for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, and December 31, 2015.

Selected Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment and other income	$11,079	$9,405	$12,502	$10,649
Net investment income	$6,728	$4,958	$6,495	$4,830
Net realized gains (losses)	$(651)	$(21,336)	$1,081	$188
Net unrealized gains (losses)	$(13,334)	$16,381	$3,859	$1,927
Net increase (decrease) in net assets resulting from operations	$(7,257)	$3	$11,435	$6,945
Basic and diluted net investment income per share	$0.41	$0.30	$0.40	$0.30
Basic and diluted net increase (decrease) in net assets per share	$(0.45)	*	$0.71	$0.44
Net asset value per common share at period end	$13.40	$13.05	$13.44	$13.51

*	Less than $0.005

Selected Quarterly Financial Results (unaudited) (dollars in thousands, except per share data)	For the Three Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment and other income	$9,808	$11,606	$9,245	$11,427
Net investment income	$4,945	$6,295	$4,671	$6,048
Net realized losses	$(317)	$—	$—	$—
Net unrealized (losses) gains	$(1,889)	$753	$1,044	$(6,029)
Net increase in net assets resulting from operations	$2,739	$7,048	$5,715	$19
Basic and diluted net investment income per share	$0.48	$0.38	$0.28	$0.36
Basic and diluted net increase in net assets per share	$0.27	$0.43	$0.34	$0.00
Net asset value per common share at period end	$14.48	$14.54	$14.52	$14.21

Note 14. Subsequent Events

Dividends

On March 13, 2017, the Company announced that its Board declared a $0.36 per share regular quarterly dividend, payable on April 17, 2017 to stockholders of record on March 31, 2017.

Recent Portfolio Activity

From January 1, 2017 through March 13, 2017, the Company closed $22.0 million of additional debt commitments and funded $9.0 million in new investments. TPC’s direct originations platform entered into $38.8 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy. From January 1, 2017 through March 13, 2017 the Company received $35.0 million in prepayments on outstanding growth capital loans from two obligors.

$65,000,000

5.75% Notes 2022

TriplePoint Venture Growth BDC Corp.

PROSPECTUS SUPPLEMENT

Book-Running Managers

Keefe, Bruyette & Woods

                        A Stifel Company

Morgan Stanley

Deutsche Bank Securities

Co-Lead Managers

BB&T Capital Markets

Janney Montgomery Scott

Compass Point

July 11, 2017